UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

IES Holdings, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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December     , 2016

To Our Stockholders:

On behalf of the Board of Directors of IES Holdings, Inc., a Delaware corporation (the “Company”), we cordially invite all Company stockholders to attend the Company’s annual stockholders’ meeting to be held on Tuesday, February 7, 2017 at 3:00 p.m. Central Standard Time, at the offices of the Company, 5433 Westheimer Road, Suite 500, Houston, Texas 77056.

This year, we will again be using the “Notice and Access” method of providing proxy materials to you via the Internet. We believe that this process will provide you with a convenient and quick way to access the proxy materials and to authorize a proxy to vote your shares, while saving us the cost of producing and mailing documents, reducing the amount of mail you receive and allowing us to conserve natural resources.

On or about December     , 2016, we will mail to our stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy materials and authorize a proxy to vote your shares. The Company’s 2016 Annual Report on Form 10-K, which provides additional information regarding the financial results of the Company for its fiscal year ended September 30, 2016, can be found along with the proxy materials at http://annualmeeting.ies-corporate.com. For additional information, please see the General Information About the Annual Meeting section of this proxy statement.

We hope that you will be able to attend the meeting. Your vote is important. Regardless of whether you plan to attend, please make sure your shares are represented at the meeting by submitting your proxy via the Internet, by phone, or by signing, dating and returning the proxy card mailed to those who request paper copies of this proxy statement. If you are able to attend the meeting in person, you may revoke your proxy and vote your shares in person. If your shares are not registered in your own name and you would like to attend the meeting, please ask the broker, trust, bank or other nominee in whose name the shares are held to provide you with evidence of your beneficial share ownership. We look forward to seeing you at the meeting.

Sincerely,

Jeffrey L. Gendell
Non-Executive Chairman of the Board

IES HOLDINGS, INC.

5433 WESTHEIMER ROAD, SUITE 500

HOUSTON, TEXAS 77056

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held February 7, 2017

TO THE STOCKHOLDERS OF IES HOLDINGS, INC.,

Notice is hereby given that the annual meeting of the stockholders of IES Holdings, Inc., a Delaware corporation (the “Company”), will be held at the offices of the Company, 5433 Westheimer Road, Suite 500, Houston, Texas 77056, on Tuesday, February 7, 2017, at 3:00 p.m. Central Standard Time, for the following purposes:

1. To elect six directors to the Company’s Board of Directors to serve until the 2018 annual stockholders’ meeting and until their respective successors have been elected and qualified.

2. To ratify the appointment of Ernst & Young LLP, independent auditors, as the Company’s auditors for fiscal year 2017.

3. To approve by advisory vote the compensation of the Company’s named executive officers.

4. To approve by advisory vote the frequency of the stockholders’ advisory vote on the compensation of the Company’s named executive officers.

5. To ratify the Company’s Tax Benefit Protection Plan Agreement.

6. To transact such other business as may properly come before the meeting or any adjournments thereof.

The holders of record of the Company’s common stock, par value $0.01 per share, at the close of business on December 9, 2016, are entitled to notice of, and to vote at, the meeting with respect to all proposals.

We urge you to promptly vote your shares via the Internet, by phone, or by signing, dating and returning the proxy card mailed to those who request paper copies of this proxy statement, regardless of whether you plan to attend the meeting in person. No postage is required if mailed in the United States. If you do attend the meeting in person, you may withdraw your proxy and vote your shares in person on all matters brought before the meeting.

By order of the Board of Directors,

Gail D. Makode
Senior Vice President, General Counsel and
Corporate Secretary

Greenwich, CT
December , 2016

Important Notice Regarding the Availability of Proxy Materials for Stockholders’ Meeting to be Held on February 7, 2017.

The Proxy Statement and 2016 Annual Report on Form 10-K are available at http://annualmeeting.ies-corporate.com.

IES HOLDINGS, INC.

PROXY STATEMENT

FOR

ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION ABOUT THE ANNUAL MEETING

WHEN AND WHERE IS THE 2017 ANNUAL MEETING OF STOCKHOLDERS BEING HELD?

The 2017 annual meeting of stockholders (the “Annual Meeting”) of IES Holdings, Inc., a Delaware corporation (the “Company”), will be held on Tuesday, February 7, 2017, at 3:00 p.m. Central Standard Time, at the offices of the Company, 5433 Westheimer Road, Suite 500, Houston, Texas 77056.

WHAT IS INCLUDED IN THE PROXY MATERIALS?

The proxy materials include:

•	Our proxy statement for the Annual Meeting;

•	Our Annual Report on Form 10-K for the year ended September 30, 2016 (the “Annual Report”); and

•	The proxy card for the Annual Meeting.

WHY DID I RECEIVE A NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS INSTEAD OF PRINTED PROXY MATERIALS?

Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide our stockholders access to our proxy materials via the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to our stockholders. All stockholders will have the ability to access the proxy materials on the website referenced in the Notice or request to receive a printed set of the proxy materials. The Notice contains instructions on how to access the proxy materials over the Internet, how to vote online and how to request a printed copy of the materials. We encourage you to take advantage of the proxy materials on the Internet. By opting to access your proxy materials online, you will save us the cost of producing and mailing documents, reduce the amount of mail you receive and allow us to conserve natural resources.

CAN I VOTE MY SHARES BY FILLING OUT AND RETURNING THE NOTICE?

No. The Notice identifies the items to be voted on at the Annual Meeting, but you cannot vote by marking the Notice and returning it. The Notice provides instructions on how to authorize your proxy via the Internet or by telephone, vote in person at the Annual Meeting, or request a paper proxy card, which also contains instructions for authorizing a proxy via the Internet, by telephone or by returning the signed paper proxy card.

CAN I CHOOSE THE METHOD IN WHICH I RECEIVE FUTURE PROXY MATERIALS?

There are three methods by which stockholders of record and beneficial owners may receive future proxy materials or notice thereof:

•

Notice and access: We will furnish proxy materials via the Internet and mail a Notice to all stockholders, other than those that request e-mailed or printed copies of the proxy materials, as described below.

•

E-mail: If you would like to have earlier access to proxy materials and further reduce our costs associated with the printing and delivering of proxy materials, you can instruct us to send all future proxy materials, including the Notice, to you via e-mail. If you request future proxy materials via

e-mail, you will receive an e-mail next year with instructions containing a link to those materials and a link to the proxy voting website. If you desire to receive all future materials electronically, please visit www.voteproxy.com and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years. Your election to receive proxy materials via e-mail will remain in effect until you change it.

•

Paper copies by mail: You may request paper copies of the proxy materials by mail by calling +1-888-776-9962, by using the website http://www.amstock.com/proxyservices/requestmaterials.asp, or by e-mail at info@amstock.com.

WHEN WILL THE NOTICE FIRST BE SENT TO THE STOCKHOLDERS?

The approximate date on which the Notice was first sent or given to stockholders was December     , 2016.

WHO IS SOLICITING MY VOTE?

The proxy is solicited by the Company’s Board of Directors (the “Board”) for use at the Annual Meeting and any adjournments thereof.

HOW ARE VOTES BEING SOLICITED?

In addition to solicitation of proxies via Notice and Access, certain directors, officers, representatives and employees of the Company may solicit proxies by telephone and personal interview. Such individuals will not receive additional compensation from the Company for solicitation of proxies, but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. Banks, brokers and other custodians, nominees and fiduciaries also will be reimbursed by the Company for their reasonable expenses for sending proxy solicitation materials to the beneficial owners of the Company’s common stock, par value $0.01 per share (“Common Stock”).

WHO IS PAYING THE SOLICITATION COST?

The expense of preparing, posting online, and printing and mailing any requested hard copies of proxy solicitation materials will be borne by the Company.

WHAT ITEMS OF BUSINESS WILL BE VOTED ON AT THE ANNUAL MEETING?

The items of business scheduled to be voted on at the Annual Meeting are:

•	The election of six directors;

•	The ratification of Ernst & Young as the Company’s independent auditors for fiscal year 2017;

•	To approve by advisory vote the compensation of the Company’s named executive officers;

•	To approve by advisory vote the frequency of the stockholders’ advisory vote on the compensation of the Company’s named executive officers; and

•	To ratify the Company’s Tax Benefit Protection Plan Agreement.

We will also consider any other business that properly comes before the Annual Meeting.

HOW MANY VOTES DO I HAVE?

Each share of the Common Stock is entitled to one vote upon each of the matters to be voted on at the Annual Meeting.

HOW DO I VOTE?

You may vote your shares by Internet, telephone or mail, as follows:

•	You may vote electronically via the Internet by visiting www.voteproxy.com and following the on-screen instructions.

•	You may vote by using a toll-free telephone number. Instructions for telephonic voting can be found at www.voteproxy.com.

•

If you requested a paper copy of our proxy materials, you may vote by marking, signing, dating and returning the paper proxy card mailed to you as part of your proxy materials. If you requested a paper copy of our proxy materials, in order to authorize a proxy to vote by telephone or via the Internet, you must go to www.voteproxy.com and follow the instructions for telephone or Internet voting. Please have your paper proxy card in hand when calling the toll-free number or accessing the website, as it contains a 12-digit control number required to vote.

Votes submitted by mail, telephone or Internet will be voted at the Annual Meeting in accordance with the directions you provide the individuals named on the proxy; if no direction is indicated, your shares will be voted in favor of each of the proposals set forth herein.

CAN I CHANGE MY VOTE?

Any stockholder giving a proxy has the power to revoke it at any time before it is voted (i) by notifying us in writing of such revocation, (ii) by submitting a later dated proxy card or telephone or Internet vote, or (iii) by attending the Annual Meeting in person and voting in person. Any written notification of revocation of a proxy should be directed to Gail D. Makode, Senior Vice President, General Counsel and Corporate Secretary, IES Holdings, Inc., One Sound Shore Drive, Suite 304, Greenwich, Connecticut 06830. Stockholders who submit proxies and attend the Annual Meeting to vote in person are requested to notify Ms. Makode at the Annual Meeting of their intention to vote in person at the Annual Meeting.

HOW ARE ABSTENTIONS AND BROKER NON-VOTES COUNTED?

Pursuant to the Company’s bylaws, shares not voted on matters, including abstentions and broker non-votes, will not be treated as votes cast with respect to those matters, and therefore will not affect the outcome of any such matter.

HOW MANY VOTES MUST BE PRESENT TO HOLD THE ANNUAL MEETING?

The presence, in person or by proxy, of at least a majority of the outstanding shares of Common Stock is required for a quorum.

HOW MANY VOTES ARE REQUIRED TO PASS EACH ITEM?

The affirmative vote of holders of a plurality of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote is required to elect each director nominee.

The affirmative vote of holders of a majority of the shares of Common Stock voted at the Annual Meeting is required to ratify the appointment of Ernst & Young LLP as the Company’s independent auditors for fiscal year 2017.

The affirmative vote of holders of a majority of the shares of Common Stock voted at the Annual Meeting is required to approve by advisory vote the compensation of the Company’s named executive officers.

The affirmative vote of holders of a majority of the shares of Common Stock voted at the Annual Meeting is required to determine by advisory vote the frequency of the stockholders’ vote on the compensation of the Company’s named executive officers.

The affirmative vote of holders of a majority of the shares of Common Stock voted at the Annual Meeting is required to ratify the Company’s Tax Benefit Protection Plan Agreement.

DOES THE COMPANY HAVE A WEBSITE?

The Company has a website, www.ies-co.com, which contains additional information concerning the Company’s corporate governance practices. Information on our website is not incorporated by reference herein, unless specifically stated otherwise.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

At the close of business on December 9, 2016, the record date for the determination of stockholders of the Company entitled to receive notice of, and to vote at, the Annual Meeting or any adjournments thereof, the Company had issued and outstanding 21,456,523 shares of Common Stock.

The following table sets forth information with respect to the beneficial ownership of our Common Stock as of December 9, 2016 by:

•	each person who is known by us to own beneficially 5% or more of our outstanding Common Stock;

•	our named executive officers;

•	our current directors and nominees; and

•	all of our executive officers and directors as a group.

Except as otherwise indicated, the person or entities listed below have sole voting and investment power with respect to all shares of our Common Stock beneficially owned by them, except to the extent this power may be shared with a spouse. Unless otherwise indicated, the address of each stockholder listed below is 5433 Westheimer Road, Suite 500, Houston, Texas 77056.

	Shares Beneficially Owned
Name of Beneficial Owner	Number	Percent
Joseph L. Dowling III(1)	43,636	*
David B. Gendell(2)	109,460	*
Jeffrey L. Gendell(3)	12,436,382	58.0%
Joe D. Koshkin(4)	32,917	*
Robert W. Lewey(5)	84,604	*
Donald L. Luke(6)	70,643	*
Gail D. Makode(7)	35,892	*
Tracy A. McLauchlin(8)	26,839	*
Thomas E. Santoni(9)	39,933	*
Directors and officers as a group (9 persons)	12,880,306	60.0%
Royce & Associates, LLC(10)	1,579,479	7.4%

*	Less than one percent.

(1)	Includes 37,691 phantom stock units that convert to shares of Common Stock when Mr. Dowling leaves the Board for any reason.

(2)	Includes 56,083 phantom stock units that convert to shares of Common Stock when Mr. Gendell leaves the Board for any reason.

(3)

The information herein is based on the Schedule 13D/A and the Form 4 filed jointly by Jeffrey L. Gendell and Tontine Capital Partners, L.P. (“TCP”), Tontine Capital Management, L.L.C. (“TCM”), Tontine Management, L.L.C. (“TM”), Tontine Capital Overseas Master Fund II, L.P. (“TCP2”), Tontine Asset Associates, L.L.C. (“TAA”), Tontine Capital Overseas GP, L.L.C. (“TCO”), and Tontine Associates, L.L.C. (“TA”) on October 5, 2016. The total aggregate beneficial ownership includes 5,642,723 shares of Common Stock owned directly by TCP, 1,410,162 shares of Common Stock owned directly by TM, 2,605,499 shares of Common Stock owned directly by TCP2, 1,910,529 shares of Common Stock owned directly by TCM, 642,057 shares of Common Stock owned directly by TA, 96,891 shares of Common Stock owned directly by TAA, 47,284 shares of Common Stock owned directly by TCO, and 81,237 shares of Common Stock owned directly by Mr. Gendell, which includes 48,118 shares held for the benefit of his children. Mr. Gendell is the managing member of TM, TCO, and TA, and the managing member of TCM and TAA, the general partners of TCP and TCP2, respectively, and has shared voting and dispositive power over these shares. All the foregoing shares may be deemed to be beneficially owned by Mr. Gendell. Mr. Gendell disclaims beneficial ownership of the Issuer’s securities reported herein for purposes of Section 16(a) under the Securities Exchange Act of 1934, as amended, or otherwise, except as to securities with respect to which he has sole voting and dispositive power or to the extent of his pro rata interest in, and interest in the profits of, TCM, TCP, TM, TCP 2, TAA, TA and TCO. The address of the principal business and principal office of each of the above entities, as well as Mr. Gendell, is One Sound Shore Drive, Suite 304, Greenwich, Connecticut 06830.

(4)	Includes 24,854 phantom stock units that convert to shares of Common Stock when Mr. Koshkin leaves the Board for any reason.

(5)	Includes 16,667 shares of Common Stock issued pursuant to restricted stock grants subject to tenure vesting.

(6)	Includes 60,132 phantom stock units that convert to shares of Common Stock when Mr. Luke leaves the Board for any reason.

(7)	Includes 10,000 shares of Common Stock issued pursuant to restricted stock grants subject to tenure vesting.

(8)	Includes 16,667 shares of Common Stock issued pursuant to restricted stock grants subject to tenure vesting.

(9)	Includes 12,500 shares of Common Stock issued pursuant to restricted stock grants subject to tenure vesting.

(10)	According to a Schedule 13G/A filed on January 13, 2016, Royce & Associates, LLC, a New York corporation, whose address is 745 Fifth Avenue, New York, New York 10151, had the sole voting and dispositive power for 1,579,479 shares of Common Stock. The Schedule 13G/A states that Royce & Associates is an Investment Adviser registered under Section 203 of the Investment Advisers Act of 1940.

ELECTION OF DIRECTORS

GENERAL INFORMATION

The Company’s Amended and Restated Certificate of Incorporation, as amended through May 24, 2016 (the “Certificate of Incorporation”), and Amended and Restated Bylaws provide that the number of members of the Board shall be fixed from time to time by the Board but shall not be less than one nor more than fifteen persons. The Board has set the number of directors at six. As such, if each of the nominees named below is elected to the Board, there will be no vacancies on the Board following the Annual Meeting. Directors hold office until the next annual meeting of stockholders and until their successors have been elected and qualified. Vacancies may be filled by recommendation from the Nominating/Governance Committee and a majority vote by the remaining directors.

It is the intention of the persons named in the proxy card to vote “FOR” the election of the nominees named below, unless a stockholder has directed otherwise or withheld such authority. The affirmative vote of holders of a plurality of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote is required to elect each director nominee.

Each of the nominees has consented to being named in this proxy statement and has consented to serve, if elected. If, at the time of or prior to the Annual Meeting, a nominee should be unable or decline to serve, the discretionary authority provided in the proxy may be used to vote for a substitute nominee designated by the Board. The Board has no reason to believe that any substitute nominee will be required. No proxy will be voted for a greater number of persons than the nominees named herein.

Each nominee with an asterisk next to his name is independent in accordance with the Company’s Corporate Governance Guidelines and the rules and regulations of the NASDAQ Global Market System (“NASDAQ”) and the SEC. After reviewing all relevant facts and circumstances, the Board has affirmatively determined that Messrs. Koshkin, Luke and Dowling are independent since they have no relationship with the Company (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company), other than as stockholders and/or directors of the Company. Additionally, the Board has affirmatively determined that Messrs. David Gendell and Jeffrey Gendell are independent in accordance with the Company’s Corporate Governance Guidelines and the rules and regulations of the NASDAQ and the SEC; however, as Mr. Jeffrey Gendell is the founder and managing member of Tontine Associates, L.L.C. (together with its affiliates, “Tontine”), the Company’s majority stockholder, and Mr. David Gendell is an employee of Tontine Associates, L.L.C. and the brother of Mr. Jeffrey Gendell, the Board has determined that Messrs. David Gendell and Jeffrey Gendell do not satisfy the audit committee independence standard set forth in Rule 10A-3 of the Exchange Act. The review was undertaken on a director-by-director basis and did not involve a pre-set formula or minimum standard of materiality. The Board also evaluated Mr. David Gendell’s independence under the enhanced independence standards promulgated by NASDAQ for compensation committees and determined that he is independent for purposes of serving on the Company’s Human Resources and Compensation Committee. In reaching this conclusion, the Board considered whether Mr. David Gendell’s affiliation with Tontine would impair his judgment as a member of the Human Resources and Compensation Committee, as outlined under the standards, and determined that it would not in light of his independence from management and the Board’s belief that the interests of Tontine and the Company’s other stockholders are aligned in seeking to set appropriate levels of executive compensation.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION OF THE NOMINEES LISTED BELOW, AND PROXIES EXECUTED AND RETURNED WILL BE SO VOTED UNLESS CONTRARY INSTRUCTIONS ARE INDICATED THEREON.

Joseph L. Dowling III*	Director since 2012

Mr. Dowling, 52, has served since June 2013 as the Chief Investment Officer of Brown University, where he is responsible for the University’s approximately $3.2 billion endowment. From 1998 to 2013, he served as the founder and managing member of Narragansett Asset Management, LLC, a private investment partnership located in Stamford, Connecticut. From its formation in 1998 through 2006, Narragansett managed funds for institutions, pension funds and college endowments. After 2006, Narragansett focused on managing Mr. Dowling’s personal capital and that of a select group of strategic investors. Prior to forming Narragansett, Mr. Dowling worked at The First Boston Corporation, Tudor Investments and Oracle Partners, L.P. Mr. Dowling has also served as a member of the Advisory Board of Ferrer Freeman & Company, LLC, a private equity firm providing growth capital to healthcare companies. The Nominating/Governance Committee believes that Mr. Dowling is qualified to serve on the Board given his extensive experience in public and private investing and finance.

David B. Gendell*	Director since 2012

Mr. Gendell, 56, has served as non-executive Vice Chairman of the Board since November 2016 and served as non-executive Chairman of the Board from January 2015 to November 2016. Since 2004, he has been an employee of Tontine Associates, L.L.C., which, together with its affiliates (collectively, “Tontine”), is a private investment management firm and the majority shareholder of the Company. At Tontine Associates L.L.C., he focuses on investment opportunities in industrial, manufacturing and basic materials companies. From 2006 to 2010, he served on the Board of Directors of Neenah Enterprises, one of the largest independent foundries in the United States. Mr. Gendell has also held senior positions at several venture-backed startups. From 1999 to 2002, he was President and Chief Operating Officer of Homserv, LLC, a privately-held data aggregator focused on real estate transactions, and from 2002 to 2003, he served as President and Chief Operating Officer of Cogent Design Inc., a privately-held practice management software system. He also currently serves on the Board of Advisors of the Duke Global Health Institute. Mr. Gendell is the brother of Jeffrey Gendell, who has served as a director of the Company and as non-executive Chairman of the Board since November 2016. The Nominating/Governance Committee believes that Mr. Gendell is qualified to serve on the Board given his extensive experience in public and private investing and finance.

Jeffrey L. Gendell*	Director since 2016

Mr. Gendell, 57, is the founder and managing member of Tontine Associates, L.L.C., which, together with its affiliates (collectively, “Tontine”), is a private investment management firm and the majority shareholder of the Company. Mr. Gendell formed Tontine in 1995, and manages all of the investment decisions at the firm. Prior to forming Tontine, Mr. Gendell held senior investment management positions at several other private investment firms, including Odyssey Partners, L.P., and began his career in investment banking over 30 years ago at Smith Barney, Harris Upham & Co., where he was involved in capital markets, corporate finance and M&A activity. Mr. Gendell is the brother of David Gendell, who has served as a director of the Company since February 2012, as non-executive Vice Chairman of the Board since November 2016, and as non-executive Chairman of the Board from January 2015 to November 2016. The Nominating/Governance Committee believes that Mr. Gendell is qualified to serve on the Board given his extensive experience in public and private investing and finance and his historical knowledge of the Company as majority shareholder.

Joe D. Koshkin*	Director since 2013

Mr. Koshkin, 69, has worked as an independent financial consultant offering financial and advisory services to a diverse group of clients since 2006. Mr. Koshkin retired as a partner from PricewaterhouseCoopers LLP in 2006 after a 34-year career with the firm. During his career at PricewaterhouseCoopers, he served as the partner in charge of the firm’s North America Engineering and Construction Industry practice. He also served as a senior client service partner and a consulting partner advising clients and firm partners on technical accounting, Securities and Exchange Commission issues, Sarbanes-Oxley compliance, risk management, and mergers and acquisitions. From June 2010 to July 2011, Mr. Koshkin served as a director and a member of the audit committee of Sterling Bancshares. Mr. Koshkin is a Certified Public Accountant in Texas and is a member in good standing with the AICPA and TSCPA. The Nominating/Governance Committee believes that

Mr. Koshkin’s extensive experience with PricewaterhouseCoopers as a senior client service partner as well as his background in corporate finance and financial reporting make him qualified to serve on the Board.

Robert W. Lewey	Director since 2016

Mr. Lewey, 55, has served as a Director of the Company since May 2016, and as President of the Company since May 2015. He previously served as Interim Chief Operating Officer of the Company from January 2015 to May 2015 while continuing to serve as Senior Vice President, Chief Financial Officer and Treasurer of the Company, a role he had held from January 2012 to May 2015. From 2001 to 2006 and from 2007 to January 2012, Mr. Lewey served as Director of Tax, Vice President, Tax and Treasurer of the Company. From 2006 to 2007, he served as Vice President, Tax for Sulzer US Holdings, Inc. From 1995 to 2001, Mr. Lewey served as Vice President, Tax for Metamor Worldwide, Inc., a leading provider of information technology solutions. Mr. Lewey began his career with Deloitte & Touche. The Nominating/Governance Committee believes that Mr. Lewey is qualified to serve on the Board due to his knowledge and experience with the Company as IES’s President and in his prior executive roles with the Company, as well as his general business and financial expertise.

Donald L. Luke*	Director since 2005

Mr. Luke, 79, served as Chairman and Chief Executive Officer of American Fire Protection Group, Inc., a private company involved in the design, fabrication, installation and service of products in the fire sprinkler industry, from 2001 until April 2005. From 1997 to 2000, Mr. Luke was President and Chief Operating Officer of Encompass Services (construction services) and its predecessor company GroupMac. Mr. Luke has also held key positions in product development, marketing and executive management in multiple foreign and domestic publicly traded companies. He also has prior experience as a board member of numerous public and private companies in various industries, including as a director of American Fire Protection Group, Inc. from 2005 to 2011 and as a director of Cable Lock, Inc., which manages the affiliated Olshan Foundation Repair companies, from 2007 to January 2014. The Nominating/Governance Committee believes that Mr. Luke is qualified to serve on the Board given his extensive experience as an officer and director of a diverse group of consolidator public companies, including electrical contractors.

*	Each nominee with an asterisk next to his name is independent in accordance with the Company’s Corporate Governance Guidelines and the rules and regulations of the NASDAQ and the SEC.

EXECUTIVE OFFICERS

Information with respect to the executive officers of the Company is included in the section titled “Executive Officers of the Registrant” in Part I of the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2016, and is incorporated by reference herein.

BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

Attendance at Meetings

It is the policy of the Board that all directors of the Company attend the Company’s annual meetings. Each of the directors attended the 2016 annual meeting held on February 9, 2016, including one director who attended via telephone.

During fiscal year 2016, there were eleven meetings of the full Board (two in person and nine telephonically or via videoconference), and each member of the Board, other than Mr. Jeffrey Gendell, who was appointed to the Board in November 2016, attended at least 75% of the aggregate number of meetings of the full Board and meetings of Board committees on which he served. At all regularly scheduled meetings of the Board held, Mr. David Gendell, the Company’s non-executive Chairman for fiscal year 2016, presided and an executive session was held without management present.

Stockholder Communications with the Board of Directors

Stockholders who wish to communicate directly with the Board may do so by writing to IES Holdings, Inc. Board of Directors, c/o Corporate Secretary, IES Holdings, Inc., One Sound Shore Drive, Suite 304, Greenwich, Connecticut 06830. Stockholders may also communicate directly with individual directors by addressing their correspondence accordingly. Interested parties may make any concerns known to non-management directors by contacting the Company’s Ethics Line at 1-800-347-9550.

The Company has adopted a Code of Ethics for Financial Executives and a code of business conduct and ethics for all directors, officers and employees which has been memorialized as part of the Company’s Legal Compliance and Corporate Policy Manual. Each of these documents can be found in the Corporate Governance section of the Company’s website at www.ies-co.com. The Manual is also available in print to any stockholder who requests it by contacting Gail D. Makode, Senior Vice President, General Counsel and Corporate Secretary, IES Holdings, Inc., One Sound Shore Drive, Suite 304, Greenwich, Connecticut 06830.

The Nomination Process

The Nominating/Governance Committee of the Board, which, as described below, is composed entirely of independent directors, is responsible in accordance with its charter for establishing standards for members of the Board and overseeing the performance evaluation of the Board and its members. Based upon such evaluations, the Nominating/Governance Committee recommends to the Board whether existing members should be nominated for new terms or replaced and whether more or fewer members are appropriate.

The Board, with the assistance of the Nominating/Governance Committee, establishes criteria for the selection of new members. The basic criteria are found in the Company’s Corporate Governance Guidelines under “Core Competencies of the Board.” At any given time, in order to maintain a proper balance of expertise, individuals with particular skills may be favored over other candidates who lack such skills but otherwise possess a core competency.

Additional attributes may include a candidate’s character, judgment and diversity of experience, business acumen, ability to act on behalf of all stockholders and a willingness to devote sufficient time to carrying out the duties and responsibilities of Board membership. Candidates must be capable of working with the entire Board and contributing to the overall Board process. The Committee also considers diversity of background experience, age and specialized training. While the Nominating/Governance Committee considers diversity, among other factors, when considering potential director nominees, the Board does not have a policy with regard to diversity in identifying director nominees. Since a majority of the Board is to be independent of management, consideration is also given as to whether or not the individual is independent in accordance with the Company’s Corporate Governance Guidelines and the rules and regulations of the NASDAQ and the SEC.

When there is an opening or anticipated opening for a director position, Board members and the Company’s controlling shareholder are asked to submit recommendations. Outside sources or third parties may, but are not likely to, be used to find potential candidates and similarly may be used to evaluate or assist in evaluating nominees brought to the attention of the Nominating/Governance Committee. Should the Company use the services of a third party, it would expect to pay a fee for such services.

The Nominating/Governance Committee will also consider director candidates recommended by stockholders. Such candidates will be evaluated using the same criteria and standards described above. Any such recommendation must be delivered to the Company’s Corporate Secretary at the address set forth below under “Corporate Governance Guidelines,” not later than 80 days prior to the date of the annual meeting. In the event that the date of such annual meeting was not publicly announced by the Company by mail, press release or otherwise more than 90 days prior to the annual meeting, notice by the stockholder to be timely must be delivered to the Corporate Secretary of the Company not later than the close of business on the tenth day following the day on which such announcement of the date of the annual meeting was communicated to the stockholders. The recommendation should also provide the reasons supporting a candidate’s recommendation, the candidate’s qualifications, the candidate’s consent to being considered as a nominee and a way to contact the candidate to verify his or her interest and to gather further information, if necessary. In addition, the stockholder should submit information demonstrating the number of shares he or she owns, the name and address of the stockholder, a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder, and such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated, or intended to be nominated, by the Board. Stockholders who themselves wish to nominate an individual to the Board must follow the advance notice requirements and other requirements of the Company’s Amended and Restated Bylaws.

CORPORATE GOVERNANCE GUIDELINES

The Company’s management and Board are committed to conducting business consistent with good corporate governance practices. To this end, the Board has established a set of Corporate Governance Guidelines which reflect its view of how to help achieve this goal. These guidelines, which may be amended and refined from time to time, are outlined below and may also be found in the Corporate Governance section of the Company’s website at www.ies-co.com. The guidelines are also available in print to any stockholder who requests them by contacting Gail D. Makode, Senior Vice President, General Counsel and Corporate Secretary, IES Holdings, Inc., One Sound Shore Drive, Suite 304, Greenwich, Connecticut 06830.

Directors

Core Competencies of the Board

In order to adequately perform the general corporate oversight responsibilities assumed by the Board, the Board as a whole should possess the following competencies:

Accounting & Finance — The Board should have one or more members who are experienced in accounting and finance matters.

Management — In order to oversee the Company’s management team, the Board should have one or more directors who have experience as a Chief Executive Officer (or other equivalent position) or a Chief Operating Officer or possess similar significant operating experience.

Industry Knowledge — While the theory of management is important, it is essential that the Board have one or more members with extensive hands-on practical, relevant, industry-specific knowledge.

Long-Range Strategy — In addition to monitoring the Company’s performance in the present, the Board should have one or more members with the skills to look to the future and provide direction for stability and growth.

Track Record — The Board should have one or more members who have achieved prominence and strong reputations in their respective professions.

Independence of the Board

A majority of the Board shall be independent of management. An independent director must meet the standards imposed by the SEC and NASDAQ.

Leadership Structure and Risk Management

The Board does not have a formal policy regarding whether the position of Chairman of the Board may be filled by the Company’s Chief Executive Officer or a similar position. Instead, the Board has adopted a fluid approach to the Board’s leadership structure that allows for variations depending on the circumstances and changing needs of the Company over time. With the appointment of Mr. Jeffrey Gendell as the Company’s non-executive Chairman of the Board on November 8, 2016, the Company continues to subscribe to a Board leadership structure under which the Chairman position is separate from the Company’s principal executive officer role, which is filled by the Company’s President, Robert W. Lewey. The Board believes the current structure enhances corporate governance and allows our Chairman and President to remain focused on their distinct roles which, for the Chairman, primarily involves Board and corporate governance and, for the President, day-to-day management leadership and implementing our corporate strategy. Our Board regularly reviews all the aspects of our governance profile, including our leadership structure, and will make changes as circumstances warrant.

The overall duty of risk identification and management lies with the Board. To assist in this task, the Board utilizes the various Board committees to review their respective areas of responsibility. The Audit Committee addresses accounting controls and general financial risk, the Nominating/Governance Committee addresses Board composition and internal communication risks, such as ethical issues, and the Human Resources and Compensation Committee addresses workforce risks and pay levels.

Committees

The Board has established the Audit, Human Resources and Compensation, and Nominating/Governance Committees to assist in the performance of its functions of overseeing the management and affairs of the Company. The Audit, Human Resources and Compensation, and Nominating/Governance Committees are composed entirely of independent directors under current NASDAQ and SEC standards, have written charters, and have the authority to retain and compensate counsel and experts. Copies of the charters may be found in the Corporate Governance section of the Company’s website, www.ies-co.com. The charters are also available in print to any stockholder who requests them by contacting Gail D. Makode, Senior Vice President, General Counsel and Corporate Secretary, IES Holdings, Inc., One Sound Shore Drive, Suite 304, Greenwich, Connecticut 06830.

Audit Committee

The Audit Committee, which met seven times during fiscal year 2016, is comprised of Messrs. Koshkin (Chairman), Dowling and Luke. Pursuant to its written charter, the Audit Committee assists the Board in:

•	fulfilling its responsibility to oversee management’s preparation, and the integrity, of the Company’s financial statements;

•	monitoring the qualifications, independence and performance of the Company’s internal and independent auditors;

•	monitoring the Company’s compliance with legal and regulatory requirements; and

•	preparing the report that SEC rules require be included in the Company’s annual proxy statement.

The Audit Committee’s role does not provide any special assurance with regard to the Company’s financial statements, nor does it involve a professional evaluation of the quality of the audits performed by the independent registered public accounting firm.

Human Resources and Compensation Committee

The Human Resources and Compensation Committee, which met five times during fiscal year 2016, is comprised of Messrs. Dowling (Chairman), David Gendell and Luke. Pursuant to its written charter, the Human Resources and Compensation Committee assists the Board in:

•	discharging its responsibilities relating to compensation of Company executives; and

•	producing an annual report on executive compensation for inclusion in the Company’s annual proxy statement.

Additional information on the Human Resources and Compensation Committee’s processes and procedures for considerations of executive compensation are addressed in “Compensation Discussion and Analysis” below.

Nominating/Governance Committee

The Nominating/Governance Committee, which met three times during fiscal year 2016, is comprised of Messrs. Luke (Chairman), David Gendell and Koshkin. Pursuant to its written charter, the Nominating/Governance Committee assists the Board in:

•	establishing standards for Board and committee members and overseeing the performance of the Board and its members;

•	making recommendations to the Board with respect to the management organization of the Company;

•	establishing criteria to select new directors and recommending to the Board a process for orientation of new Board or committee members;

•	identifying individuals qualified to become members of the Board and recommending same to the Board as nominees to fill any existing or expected vacancy;

•	evaluating the Company’s corporate governance procedures and recommending to the Board changes that the Nominating/Governance Committee deems appropriate; and

•	reviewing and addressing conflicts of interest of directors and executive officers and the manner in which any such conflicts are to be resolved.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

The Company has adopted a written Related Person Transaction Policy that addresses the reporting, review and approval or ratification of transactions with related persons. The Company recognizes that related person transactions can involve potential or actual conflicts of interest and pose the risk that they may be, or be perceived to have been, based on considerations other than the Company’s best interest. Accordingly, as a general matter, the Company seeks to avoid such transactions. However, the Company recognizes that in some circumstances transactions between related persons and the Company may be incidental to the normal course of business or provide an opportunity that is in the best interests of the Company to pursue or that is not inconsistent with the best interests of the Company and where it is not efficient to pursue an alternative transaction. The policy therefore is not designed to prohibit related person transactions; rather, it is intended to provide for timely internal reporting of such transactions and appropriate review, oversight and public disclosure of them.

The policy supplements the provisions of the Conflict of Interest Policy in the Company’s Legal Compliance and Corporate Policy concerning potential conflict of interest situations. With respect to persons and transactions subject to the policy, the procedures for reporting, oversight and public disclosure apply. With respect to all other potential conflict of interest situations, the provisions of the Company’s Legal Compliance and Corporate Policy continue to apply.

The policy applies to the following persons (each a “Related Person” and, collectively, “Related Persons”):

•	Each director or executive officer of the Company;

•	Any nominee for election as a director of the Company;

•	Any security holder who is known to the Company to own of record or beneficially more than five percent of any class of the Company’s voting securities; and

•	Any immediate family member of any of the foregoing persons.

A transaction participated in by the Company with a company or other entity that employs a Related Person or is controlled by a Related Person, or in which a Related Person has an ownership of financial interest material to such Related Person, shall be considered a transaction with a Related Person for purposes of the policy. For purposes of the policy, “related person transaction” means a transaction or arrangement or series of transactions or arrangements in which the Company participates (whether or not the Company is a party) and a Related Person has a direct or indirect interest material to such Related Person. A transaction in which a subsidiary or any other company controlled by the Company participates shall be considered a transaction in which the Company participates.

Except as otherwise provided in the policy, including any delegation of review and approval authority, (i) any director, director nominee or executive officer who intends to enter into a related person transaction shall disclose the intention and all material facts with respect to the transaction to the Audit Committee of the Board and (ii) any officer or employee of the Company who intends to cause the Company to enter into any related person transaction shall disclose that intention and all material facts with respect to the transaction to his or her superior, who shall be responsible for seeing that such information is reported to the Audit Committee. If a member of the Audit Committee has an interest in a related person transaction and, after such Audit Committee member excusing himself or herself from consideration of the transaction, there would be fewer than two members of the Audit Committee available to review the transaction who do approve the transaction, the transaction shall be reviewed by an ad hoc committee of at least two independent directors designated by the Board (which shall be considered the “Audit Committee” for this purpose).

The Audit Committee will review all related person transactions and approve such transactions in advance of such transaction being given effect. At the discretion of the Audit Committee, consideration of a related person transaction may be submitted to the Board. All related person transactions shall be publicly disclosed to the extent and in the manner required by applicable legal requirements and listing standards. The Audit Committee may determine that public disclosure shall be made even where it is not so required, if the Audit Committee considers such disclosure to be in the best interests of the Company and its stockholders.

The Company is party to a sublease agreement with Tontine Associates, L.L.C., an affiliate of Tontine, for corporate office space in Greenwich, Connecticut. The lease was renewed for a two-year term in March 2014, with monthly payments due in the amount of approximately $6,000, and for a three-year term in April 2016, with an increase in the monthly rent to approximately $8,000, reflecting the increase paid by Tontine Associates, L.L.C. to its landlord and an increase in the amount of office space subleased by the Company. The lease has terms at market rates and payments by the Company are at a rate consistent with that paid by Tontine Associates, L.L.C. to its landlord.

REPORT OF THE AUDIT COMMITTEE

Audit Committee Financial Expert

The Board has determined that each member of the Audit Committee is financially literate, meets the independence requirements of the SEC and NASDAQ and qualifies as an “audit committee financial expert” as defined by SEC rules.

Establishment of Policies and Procedures

The Audit Committee has overseen the establishment of a number of policies and procedures which are intended to facilitate the reporting and disclosure of improper activities as well as to clearly define the use of the Company’s independent auditors for non-audit purposes.

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The Company maintains the Ethics Line, which allows employees to report, on an anonymous basis, occurrences of financial abuse, fraud, theft or discrimination. Complaints are forwarded to the Senior Vice President & General Counsel who, in turn, informs the Audit Committee.

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The Company has established a Code of Ethics for Financial Executives, a copy of which may be found on the Company’s website, at www.ies-co.com. A copy of the Code is also available in print to any stockholder who requests it by contacting Gail D. Makode, Senior Vice President, General Counsel, and Corporate Secretary, IES Holdings, Inc., One Sound Shore Drive, Suite 304, Greenwich, Connecticut 06830. The Code of Ethics applies to the Chief Executive Officer (or other equivalent position), the Chief Financial Officer and the Chief Accounting Officer and reflects the Company’s commitment to the highest standards of personal and professional integrity.

•	The Audit Committee has established a pre-approval policy governing non-audit services or audit-related services provided by the independent auditor.

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Pursuant to the policy, the Audit Committee has pre-approved each of the following non-audit services or audit-related that may be provided by the independent auditor during each fiscal year (provided, however, that the Audit Committee Chairman must be informed of the use of the independent auditor for these services as soon as is practicable): consultation on routine matters in the amount of $50,000, SEC matters in the amount of $50,000, tax matters in the amount of $50,000 and EY’s online accounting reference service in the amount of $3,500 per fiscal year.

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All other non-audit or audit-related services provided by the independent auditor, other than de minimus services, must be pre-approved by the Audit Committee, which has delegated the authority to provide such approval to the Chairman of the Audit Committee so long as the Audit Committee is informed as soon as is practicable.

Review of the Company’s Audited Financial Statements for the Fiscal Year Ended September 30, 2016

The Audit Committee meets regularly with the Company’s internal auditors and Ernst & Young LLP, the Company’s independent auditors, with and without representatives of management, to discuss the results of their examinations, the evaluations of the Company’s internal controls and the overall quality of the Company’s accounting principles.

The Audit Committee has reviewed and discussed the Company’s audited financial statements for the fiscal year ended September 30, 2016 with Company management. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees). The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee has discussed with the independent auditors the auditors’ independence from management and the Company.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2016 for filing with the SEC. The Audit Committee has also named Ernst & Young LLP to serve as the Company’s independent auditors for fiscal year 2017, subject to stockholder ratification.

Members of the Audit Committee

Joe D. Koshkin (Chairman)

Joseph L. Dowling III

Donald L. Luke

AUDIT FEES

Ernst & Young LLP billed the Company fees as set forth in the table below for (i) the audit of the Company’s 2016 and 2015 annual financial statements, reviews of quarterly financial statements and services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements, (ii) assurance and other services reasonably related to the audit or review of the Company’s 2016 and 2015 financial statements, (iii) services related to tax compliance, tax advice and tax planning for fiscal years 2016 and 2015, and (iv) all other products and services it provided during fiscal years 2016 and 2015. All of the non-audit services provided and the fees for those services were pre-approved by the Audit Committee in accordance with its pre-approval policy governing non-audit services and audit-related services.

	Fiscal Year 2016	Fiscal Year 2015
Audit	$1,771,000	$1,302,000
Audit Related	20,000	10,000
Tax Fees	223,107	121,477
All Other Fees	1,980	1,995

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

The Role of the Compensation Committee

The Human Resources and Compensation Committee (referred to in this section as the “Committee”) of the Board is comprised entirely of independent directors and is responsible for ensuring that the Company’s executive compensation policies and programs are competitive within the markets in which the Company competes for talent and reflect the investment interests of our stockholders. The Committee reviews and approves the compensation levels and benefits programs for the Company’s named executive officers (“NEOs”).

The NEOs are the executives who appear in the compensation tables of this proxy statement. The NEOs in this proxy statement are:

•	Robert W. Lewey, President

•	Tracy A. McLauchlin, Senior Vice President, Chief Financial Officer and Treasurer

•	Gail D. Makode, Senior Vice President, General Counsel and Corporate Secretary

•	Thomas E. Santoni, Senior Vice President, Operations

The Company’s Human Resources Department staff, General Counsel, President and representatives of Tontine (in its capacity as the Company’s controlling shareholder) may also provide analysis and counsel as requested by the Committee. You can learn more about the Committee’s purpose, responsibilities, and structure by reading the Committee’s charter, which can be found in the Corporate Governance section of the Company’s website at www.ies-co.com.

The following is a more detailed discussion of the results of the actions taken by the Committee in fiscal year 2016 and the first quarter of fiscal year 2017 and the reasons for such actions.

Compensation Objectives

The Company’s compensation and benefits program for the NEOs, as described below, is focused on balancing the objectives of conserving the Company’s resources, such as the Company’s cash and outstanding Common Stock, with attracting, retaining and motivating the individuals who will engage in the behaviors necessary to enable the Company to succeed.

At the Company’s 2014 annual meeting of stockholders (the “2014 Annual Meeting”), the Company was required, pursuant to Section 14A of the Exchange Act, to seek an advisory vote of stockholders to approve on an advisory basis the compensation of the Company’s NEOs, as disclosed in the Company’s proxy statement for the 2014 Annual Meeting. At the 2014 Annual Meeting, the Company’s stockholders approved, on a non-binding advisory basis, the compensation awarded to the Company’s NEOs for fiscal year 2013. The Committee has considered the result of this stockholder vote in setting compensation policies and making compensation decisions for each of the fiscal years that has followed. At the 2011 annual meeting of stockholders, the Company’s stockholders determined, on a non-binding advisory basis, that the stockholder vote on executive compensation should be held once every three years. In accordance with this schedule, the Company has included in this proxy statement a proposal to approve, on an advisory basis, the compensation awarded to the Company’s NEOs, as disclosed in this Proxy Statement. As further required by the Exchange Act, the Company has also included in this proxy statement, a proposal to again approve, on an advisory basis, the frequency of the stockholders’ advisory vote on executive compensation. For additional information, please see “Advisory Vote on Executive Compensation” and “Advisory Vote on the Frequency of Executive Compensation” below.

Under the Committee’s supervision, in fiscal year 2016, we implemented a compensation program which is comprised of salary, benefits, and incentive opportunity, and is intended to achieve the following objectives:

•	Be competitive. The program design and levels are set with certain consideration to the practices of similar companies with which the Company competes for talent.

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Link executive pay to Company performance and retain talent. The program offers variable, at-risk incentive award opportunities, which are payable only if specified short-term financial and strategic goals are achieved, with a certain portion payable based on individual performance. While the awards may be made in cash, equity or a combination thereof, these incentive awards for NEOs in fiscal year 2016 were focused on cash awards under the annual incentive plan. In 2016, at-risk cash awards represented approximately 30%-50% of the NEOs’ targeted total direct compensation, with long-term equity incentives and base salary representing approximately 20-30% and 30-40%, respectively. See “Annual Cash Incentive Awards” below for additional information.

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Reward long-term superior growth in the Company’s earnings and market value. In fiscal 2016, the Company introduced, and may from time to time in the future continue to award, certain performance-based equity and cash grants, which have time-based restrictions and are based on achievement of certain financial and market value goals of the Company over a specified period. In fiscal 2016, these awards consisted of an aggregate of 420,000 three-year performance-based phantom stock units awarded to the NEOs and certain other employees and 30,000 performance cash units awarded to one of the NEOs. See “Long Term Equity Incentives” below for additional information.

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Conserve Company resources. While the Committee considers competitive compensation, the Committee is also focused on striking a balance between limiting cash compensation to a reasonable percentage of the Company’s profits and holding equity compensation to a reasonable percentage of the Company’s total outstanding Common Stock.

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Emphasize stock ownership. In conjunction with our compensation program, the Committee awards equity grants to the NEOs, such as the performance-based phantom stock units, to encourage managing from a stockholder’s perspective.

Compensation Elements

Presented below are the key characteristics of the primary elements of the NEOs’ compensation.

Compensation Element	Key Characteristics
Base Pay (Fixed)	• Fixed component of pay based on an individual’s skills, responsibilities, experience and performance.

• NEOs are eligible for increases based on performance and/or changes in job responsibilities.

Annual Cash Incentive Award (Variable “at-risk”)	• Variable component of pay; consists of cash.

• Reward for achieving specified financial, safety and individual goals.

• Goals set at the beginning of each fiscal year and achievement measured following fiscal year end.

Short-term Incentives	• Variable component of pay; may include cash and/or equity.

• Discretionary reward for achieving significant strategic events; awards vest immediately or in the near term.

Long-term Equity Incentive Awards	• Variable component of pay; paid in equity and/or cash.

• Reward for creating long-term stockholder value.

• Promotes executive retention.

Other Benefits (Health and welfare)

•     NEOs are eligible to participate in benefits programs that are available to substantially all salaried employees, which provide for retirement planning as well as basic life, disability and health insurance needs.

Compensation elements are either cash-based, partly or solely equity-based (and have a value which is at least partly related to the price of the Company’s Common Stock) or are comprised of other benefits.

Market Benchmarking

The Committee does not target a specific competitive position versus the market or peer companies in determining the compensation of its executives as, in light of the Company’s diverse mix of businesses, strict benchmarking against a selected group of companies would not provide a meaningful basis for establishing compensation. In prior years, the Committee has reviewed peer group data for purposes of assessing competitive compensation practices. However, given the limitations of identifying peer companies that reflect the relevant market for executive talent for the Company, the Committee has shifted away from reviewing peer company data and has focused instead on evaluating whether our executive compensation program supports our recruitment and retention needs and is fair and efficient.

The Committee believes the following factors are relevant to establishing a fair compensation structure that promotes retention and the Committee considers these factors in establishing an individual executive’s base salary, annual cash incentive awards, short-term incentives and long-term incentive awards:

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The Company’s performance against financial measures, including net income, earnings before interest and taxes, total stockholder return, revenues, cash flow, operating income, cost management discipline and safety performance.

•	The Company’s performance relative to goals approved by the Committee.

•	Individual performance versus personal performance goals and contributions to Company performance.

•	Business climate, economic conditions and other factors.

•	Our controlling stockholder’s input.

The President develops pay recommendations for Company NEOs (other than himself) based on each NEO’s contribution to the Company’s return to shareholders, market data, the Company’s performance relative to goals approved by the Committee and individual performance versus personal goals. The Committee reviews and approves all compensation elements for the executive officers and sets the compensation of the President.

The Committee generally reviews tally sheets for the NEOs, modeling elements of compensation (base salary, annual cash incentive awards, short-term equity incentives, benefits and perquisites), which are utilized as the targeted overall compensation level.

Risk Analysis

The Committee analyzes risk with respect to the Company’s compensation programs on an annual basis. During fiscal year 2016, the Committee concluded that our compensation programs do not create risks that are reasonably likely to have a material adverse effect on the Company. In reaching this conclusion, the Committee considered the following: (i) balanced performance targets, where no one metric is excessively weighted and executives receive a balance of long and short-term incentive opportunities; (ii) the Company’s “clawback” policy, as described under “Severance and Employment Agreements” below; (iii) performance metrics that are uniformly applied to executives; (iv) annual incentives that do not allow for unlimited payouts; and (vi) annual performance and bonus targets for divisional management that are measured and partially paid on a quarterly basis, withholding a significant portion of such bonus amounts for payment in subsequent quarters, with the goal of providing operating management with immediate incentive for superior performance, while simultaneously promoting employee retention and consideration of longer-term performance.

Fiscal Year 2016 and 2017 Compensation Decisions

Base Pay

The Committee evaluates the President’s performance annually in light of established corporate and personal goals and objectives. NEO salary levels and adjustments are recommended by the President and reviewed and approved by the Committee. Any changes in base salary for the President and the NEOs are based on responsibility, the external market for similar jobs, the individual’s current salary compared to the market and success in achieving business results.

Fiscal Year 2016 Base Pay

In December 2015, to reflect improving market conditions and Company performance, the Committee agreed to increase the salary levels of the President, the Chief Financial Officer and the General Counsel, effective January 1, 2016, to $475,000, $315,000 and $325,000, respectively. Upon Mr. Santoni’s appointment to the role of Senior Vice President, Operations in June 2016, the Committee determined to leave his base salary unchanged at $350,000.

Fiscal Year 2017 Base Pay

In December 2016, to reflect improving market conditions and Company performance, the Committee agreed to increase the salary levels of the President, the Chief Financial Officer, the General Counsel and the Senior Vice President, Operations, effective January 1, 2017, to $500,000, $340,000, $340,000 and $368,000, respectively.

Annual Cash Incentive Awards

Fiscal Year 2016 Annual Incentive Plan

On December 9, 2015, the Committee approved the Annual Incentive Plan for fiscal year 2016 (the “2016 Plan”). The 2016 Plan provides for an incentive compensation pool for certain key employees and officers of the Company, based on specified performance criteria. For fiscal year 2016, the awards could be made either in cash, equity or a combination thereof, at the Committee’s discretion, and were based (1) 90% on achievement of the financial goals outlined below for fiscal year 2016 and (2) 10% on achievement of the personal goals outlined below for fiscal year 2016. Pursuant to the 2016 Plan, Mr. Lewey, Ms. McLauchlin, Ms. Makode and Mr. Santoni are eligible to receive target awards of between $0 and a maximum of $475,000, $157,500, $162,500, and $175,000 (prorated for the portion of the year during which he served as an NEO), respectively, corresponding to the level of performance achieved with respect to the goals for fiscal year 2016, with the maximum award representing 100% performance with respect to the financial and personal goals outlined below.

The performance review of the NEOs was based upon the attainment of individual goals and objectives established as discussed below. The Committee had the sole discretion to increase or decrease the annual incentive award made to the President. The Committee had the right, in its sole discretion, to reduce or eliminate the amount otherwise payable based upon individual performance or any other factors the Committee deemed appropriate.

Fiscal Year 2016 Goals and Objectives

On December 9, 2015, the President recommended, and the Committee approved, the following goals and objectives to be used by the Committee when determining awards under the 2016 Plan.

Financial Goals: Reflecting a primary focus on maintaining the Company’s profitability and generation of appropriate cash flow, financial performance measures for NEOs were based (1) 50% on fiscal year 2016 consolidated net income from continuing operations and (2) 50% on fiscal year 2016 consolidated annual operating cash flow less capital expenditures. Each such financial measure could be considered on an adjusted basis, in the sole discretion of the Committee, to reflect unusual items during the fiscal year.

Business/Personal Goals: The following business/personal goals and objectives were established for each NEO:

•	Robert W. Lewey

•	Ensure behavior consistent with established values of integrity and safety

•	Oversee acquisition program

•	Further development of the Company’s succession planning program

•	Further development of the Company’s strategic and capital plan and promotion of human capital investment program across the Company

•	Tracy A. McLauchlin

•	Support acquisition program

•	Develop financial and operational targets with divisional leadership

•	Ensure financial reporting integrity

•	Gail D. Makode

•	Further enhancement of the Company’s risk management program and framework

•	Lead governance and legal resources on strategic transactions

•	Promote a culture of integrity, ethics and compliance

•	Thomas E. Santoni*

•	Oversee and guide the Commercial & Industrial division

•	Manage new business platforms similar to the Commercial & Industrial division

•	Provide operational expertise to divisions and on strategic acquisitions

*	Goals approved by the Board in connection with Mr. Santoni’s appointment in June 2016.

Fiscal Year 2016 Annual Incentive Plan Awards

Based on a review of fiscal year 2016 financial results, the Committee assessed the Company’s performance against the financial goals described above and determined that the Company had experienced significantly improved consolidated net income from continuing operations and consolidated annual operating cash flow less capital expenditures, achieving over 100% of the target fiscal year 2016 consolidated net income from continuing operations and 100% of the target fiscal year 2016 consolidated annual operating cash flow less capital expenditures, and had completed four acquisitions and one disposition in accordance with the Company’s stated strategies, as well as improved the Company’s debt capacity under its revolving credit facility. The Committee therefore awarded each of Mr. Lewey, Ms. McLauchlin, Ms. Makode and Mr. Santoni 100% of the financial goals component of his or her maximum eligible award under the 2016 Plan, which component represented 90% of each of their overall maximum eligible awards.

The Committee then assessed the performance of each of Mr. Lewey, Ms. McLauchlin, Ms. Makode and Mr. Santoni against their respective business/personal goals outlined above, which represented 10% of their maximum eligible awards, and determined to award each of them 100% of the personal goals component of his or her maximum eligible award under the 2016 Plan. The Committee believes Mr. Lewey’s award reflects his strong performance against his personal goals, including development of the Company’s strategic and capital plan, management of the safety performance and human capital investments at the Company, management of leadership transitions and improvement in the Company’s financial position, along with the closing of the strategic transactions noted above in furtherance of the Company’s strategic goals. The Committee likewise believes Ms. McLauchlin’s, Ms. Makode’s and Mr. Santoni’s awards reflect their leadership in their respective areas of management, assistance in managing leadership transitions during the year and strong personal performance along with their contributions to improvement in the Company’s financial position and the closing of the strategic transactions noted above in furtherance of the Company’s strategic goals. As a result, the Committee awarded annual cash incentive awards to Mr. Lewey of $475,000, to Ms. McLauchlin of $157,500, to Ms. Makode of $162,500, and to Mr. Santoni of $43,750, in each case, representing 100% of his or her maximum eligible award under the 2016 Plan, and in the case of Mr. Santoni, further prorated to reflect the portion of the year during which he served as an NEO.

Fiscal Year 2017 Annual Incentive Plan

On December 7, 2016, the Committee approved the Annual Incentive Plan for fiscal year 2017 (the “2017 Plan”). As with the 2016 Plan, the 2017 Plan provides for an incentive compensation pool for certain key employees and officers of the Company, based on specified performance criteria. For fiscal year 2017, the awards may be made either in cash, equity or a combination thereof, at the Committee’s discretion, and are based (1) 66.67% on achievement of the financial goals outlined below for fiscal year 2017 and (2) 33.33% on the achievement of the personal goals outlined below for fiscal year 2017. Pursuant to the 2017 Plan, Mr. Lewey, Ms. McLauchlin, Ms. Makode and Mr. Santoni are eligible to receive target awards between $0 and a maximum of $500,000, $204,000, $170,000, and $184,000, respectively, corresponding to the level of performance achieved with respect to these goals for fiscal year 2017, with the maximum award representing 100% performance with respect to the financial and personal goals outlined below. The Committee believes that there is a greater than 50% probability that the NEOs will receive the maximum available awards under the 2017 Plan.

The performance review of the NEOs is based upon the attainment of individual goals and objectives established as discussed below. The Committee has the sole discretion to increase or decrease the annual incentive award made to the President. The Committee has the right, in its sole discretion, to reduce or eliminate the amount otherwise payable based upon individual performance or any other factors the Committee deems appropriate.

Fiscal Year 2017 Goals and Objectives

On December 7, 2016, the President recommended, and the Committee approved, the following goals and objectives to be used by the Committee when determining awards under the 2017 Plan.

Financial Goals: Reflecting a primary focus on maintaining the Company’s profitability, the financial performance measure for NEOs is based on fiscal year 2017 income from continuing operations before income taxes. Such financial measure may be considered on an adjusted basis, in the sole discretion of the Committee, to reflect unusual items during the fiscal year.

Business/Personal Goals: The following business/personal goals and objectives were established for each NEO:

•	Robert W. Lewey

•	Ensure behavior consistent with established values of integrity and safety

•	Oversee acquisition program

•	Further development of the Company’s succession planning program

•	Further development of the Company’s strategic and capital plan and promotion of human capital investment program across the Company

•	Tracy A. McLauchlin

•	Support acquisition program

•	Develop financial and operational targets with divisional leadership

•	Ensure financial reporting integrity

•	Gail D. Makode

•	Further enhancement of the Company’s risk management program and framework

•	Lead governance and legal resources on strategic transactions

•	Promote a culture of integrity, ethics and compliance

•	Thomas E. Santoni

•	Oversight of and guidance to the Commercial & Industrial division

•	Manage new business platforms similar to the Commercial & Industrial division

•	Provide operational expertise to divisions and on strategic acquisitions

Short-Term Incentives

In addition to the annual cash incentive awards, the Company has in the past provided, and may from time to time in the future provide, discretionary equity or cash incentive awards for NEOs that have short-term or no time-based restrictions and that are based on achievement of significant strategic events, such as acquisitions, which the Committee believes will significantly impact the long-term performance of the Company.

The Committee did not award any short-term incentives to NEOs during fiscal year 2016.

Long-Term Equity Incentives

In fiscal 2016, the Committee awarded performance-based, long-term equity incentives to NEOs and certain other holding company officers to incentive performance consistent with the Company’s long-term strategic and financial objectives. In addition, in recent years, the Committee has awarded equity-based awards as an incentive and retention device in connection with specific events, such as new hires and promotions, including in connection with the appointment of Mr. Santoni to Senior Vice President, Operations during fiscal year 2016.

Performance-Based Phantom Stock Unit Grants and Performance Cash Units

October 2015 Grants

In October 2015, the Committee approved awards pursuant to the Company’s 2006 Equity Incentive Plan, as amended and restated in 2007 (the “2006 Equity Incentive Plan”), to certain officers, including each of its then current NEOs, of performance-based phantom stock units (the “Performance Units”). The following Performance Units were awarded to NEOs at that time: 140,000 Performance Units to Mr. Lewey, 70,000 Performance Units to Ms. McLauchlin and 60,000 Performance Units to Ms. Makode.

Each Performance Unit represents a contractual right in respect of one share of the Company’s Common Stock. The Performance Units will generally become vested, if at all, upon the achievement of certain specified performance objectives and the continued performance of services through mid-December 2018 (the “Service Vesting Date”). To receive the full benefit of the Performance Units, the Company would have to achieve superior growth, over the applicable performance periods, in the Company’s net income before taxes (“NIBT”) and in the market value of the Company’s Common Stock above the grant date market value. The Committee authorized the grant of Performance Units to incent management to achieve these superior increases in the Company’s net income and stock price over the next three fiscal years.

The vesting of seventy-five percent (75%) of the Performance Units (the “NIBT Performance Units”) is subject to the achievement of specified levels of cumulative net income before taxes, as reported in the Company’s annual financial statements for each of fiscal years 2016, 2017 and 2018, but adjusted to exclude the effect of any extraordinary items and of the awards made as part of the Performance Unit program (the “Cumulative NIBT”), as follows:

Cumulative NIBT	Percentage of NIBT Performance Units Vested
Less than $70,000,000	0%
$70,000,000	33 1/3%
$73,000,000	66 2/3%
$76,000,000	100%

For achievement between the threshold and maximum levels of Cumulative NIBT, the percentage of the NIBT Performance Units that may become vested will be determined by mathematical interpolation. If Cumulative NIBT exceeds the maximum NIBT level, the Company may allocate 10% of the excess over the maximum NIBT level to a bonus pool to be allocated and payable to eligible officers and other key employees at the discretion of, and on such terms and conditions as shall be specified by, the Committee. The applicable performance objectives are quite challenging. To achieve even the threshold level of performance will require the Company to achieve significant increases in net income before taxes over the three-year performance period. Except as otherwise provided below, to vest in the NIBT Performance Units, the recipient must also remain continuously employed through the Service Vesting Date.

The remaining twenty-five percent (25%) of the Performance Units (the “Stock Price Units”) are subject to the achievement of specified stock price levels, as follows:

Highest Average Stock Price During the Measurement Period	Percentage of Stock Price Units Vested
Less than $14.00	0%
$14.00	33 1/3%
$16.00	66 2/3%
$18.00	100%

As reflected in the table above, a portion of the Stock Price Units will vest if the average closing prices of a share of our Common Stock during any period of 20 consecutive trading days ending after October 2, 2015 and on or before December 15, 2018 (the “Average Price”) at least equals $14.00. All of the Stock Price Units will vest (subject to employment through the Service Vesting Date) if the highest Average Price is at least $18.00. If the highest Average Price achieved in the measurement period is greater than $14.00, but less than $18.00, the portion of the Stock Price Units that can vest will be determined by mathematical interpolation. In the event of the occurrence of any transactions affecting the Company’s capital structure, the Committee will adjust the stated hurdles in a manner intended to prevent any enhancement or diminution of the rights and opportunities provided in respect of the Performance Units as a result of such event. Except in the event of death, disability and as otherwise provided below, to vest in the Stock Price Units, the recipient must also remain continuously employed through the Service Vesting Date.

June 2016 Grant

In June 2016, in connection with Mr. Santoni’s appointment, the Committee recommended, and the Board approved, a grant under the Company’s Amended and Restated 2006 Equity Incentive Plan dated as of February 9, 2016 (the “Amended Equity Incentive Plan”) of (1) 20,000 Performance Units having similar terms to the October 2015 Performance Units granted, as further described below, and (2) 30,000 performance cash units, each representing a contractual right to receive $20 in cash (the “Cash Units”). Each of the Performance Units and the Cash Units will generally become vested, if at all, upon the achievement of certain specified performance objectives and Mr. Santoni’s continued performance of services through the Service Vesting Date.

For Mr. Santoni to receive the full benefit of the Performance Units and Cash Units (collectively, the “June 2016 Units”), the Company would have to achieve superior growth over the applicable performance periods in the Company’s NIBT and in the market value of the Company’s Common Stock above the grant date market value. The performance metrics (including relative allocation of the June 2016 Units between the two sets of performance metrics) and vesting schedules of the June 2016 Units are substantially the same as those of the Performance Units awarded in October 2015 (the “October 2015 Units”). The only material differences between the June 2016 Units and the October 2015 Units are that (1) the performance periods applicable to the June 2016 Units began on June 6, 2016 (the “Grant Date”), whereas the performance periods applicable to the October 2015 Units began on October 2, 2015; and (2) with respect to the twenty-five percent (25%) of the Cash Units that vest subject to the achievement of specified stock price levels, such Cash Units will vest if the highest average closing price of a share of the Company’s Common Stock during any period of 20 consecutive trading days during the period beginning on the Grant Date and ending on December 15, 2018 is at least $20.00; however, if the highest such average price is below $20.00, none of such Cash Units will vest.

Payment of any vested June 2016 Units will be made within 30 days following the date they become vested. Cash Units will be settled in cash. Performance Units will be settled in shares of Common Stock, unless, following the occurrence of a Change in Control, the Committee determines in its discretion to settle the Performance Units in cash based on the fair market value of the stock underlying the Performance Units at the date they become vested.

As with the October 2015 Units, if the Company’s NIBT exceeds the maximum threshold during the applicable performance period, the Company may allocate 10% of the excess of the NIBT over the maximum

NIBT threshold to a bonus pool to be allocated and payable to eligible officers and other key employees at the discretion of, and on such terms and conditions as shall be specified by, the Committee.

Long-Term Incentive Plan

While the Company maintains a Long-Term Incentive Plan (“LTIP”), it has not made grants under its LTIP since fiscal year 2011. While the Committee does not anticipate making grants under the LTIP in the near term, to the extent that new awards are granted under the LTIP, the Committee will establish in writing the performance goals for the next performance period, which may include any of the following performance criteria (either alone or in any combination) as the Committee may determine: return on net assets, sales, net asset turnover, cash flow, cash flow from operations, operating profit, net operating profit, income from operations, operating margin, net income margin, net income, return on total assets, return on gross assets, return on total capital, earnings per share, working capital turnover, economic value added, stockholder value added, enterprise value, receivables growth, earnings to fixed charges ratios, safety performance, customer satisfaction, customer service, or developing and/or implementing action plans or strategies. The foregoing criteria shall have any reasonable definitions that the Committee may specify at the time such criteria are adopted. Any such performance criterion or combination of such criteria may apply to a participant’s award opportunity in its entirety, or to any designated portion or portions of the award opportunity, as the Committee may specify.

Divisional Incentive Plans

In addition to the awards described above, during fiscal year 2016, Mr. Santoni participated, and will continue to participate through fiscal year 2018, in the IES Commercial & Industrial division’s management incentive plan (“MIP”) bonus pool, which is calculated on a quarterly basis based on the operating income and cash flow of the division for that fiscal quarter. Mr. Santoni’s participation in the bonus pool was set at 30% of the bonus pool for fiscal year 2016 and has been set at 25% and 20% of the bonus pool for fiscal years 2017 and 2018, respectively. His participation in the IES Commercial & Industrial MIP bonus pool correlates to the oversight that he provided IES Commercial & Industrial during fiscal year 2016 following his appointment to his current role and will continue to provide over the next several years. For fiscal year 2016, Mr. Santoni also participated in the STR Mechanical, LLC (“STR”) MIP bonus pool, which is calculated on a quarterly basis based on the operating income and cash flow of the STR business for that fiscal quarter, with his participation set at 75% of the bonus pool, as a result of his ongoing involvement in overseeing that business as a part of the operations of IES Commercial & Industrial.

401(k) and Deferred Compensation Plan

The Company provides all employees the opportunity to participate in a 401(k) plan. Under the IES Holdings, Inc. Retirement Savings Plan (the “401(k) Plan”), the Company matches 25% of the first 5% that an employee contributes to the 401(k) Plan on a pre-tax basis, and for calendar year 2017 expects to match 30% of the first 5% of employee contributions. However, in order for the 401(k) Plan to comply with nondiscrimination requirements of Section 401(k) of the Internal Revenue Code, beginning in 2008, highly compensated employees (“HCEs”) became subject to a maximum contribution limit of 4% of their base annual earnings.

In order to further assist NEOs and certain other HCEs in saving for retirement, the Company also historically provided an elective Deferred Compensation Plan. The Deferred Compensation Plan allowed participants to voluntarily defer the receipt of salary (maximum deferral of 75%) and earned annual incentive awards (maximum deferral of 75%). In October 2007, the Committee amended the Deferred Compensation Plan to provide a Company matching component effective for deferrals made beginning January 1, 2008 for selected employees, which included the NEOs. Each participant who elected to make deferrals of eligible compensation to the Deferred Compensation Plan was eligible to receive a matching contribution equal to 25% of the first 10% of a participant’s annual base salary deferrals into the Deferred Compensation Plan. Effective February 15, 2009,

the Company instituted a suspension of the employer matching contribution to the IES Deferred Compensation Plan as part of its cost cutting initiatives. The Deferred Compensation Plan has not received contributions since December 31, 2011.

Details about NEO participation in the Deferred Compensation Plan and accumulated balances are presented under “Nonqualified Deferred Compensation” below. The NEOs’ accumulated balances, if any, disclosed under “Nonqualified Deferred Compensation” represent voluntary deferrals of earned compensation, not matching contributions by the Company.

Other Benefits

During fiscal year 2016, no perquisites were provided by the Company to NEOs. An item is not a perquisite if it is integrally and directly related to the performance of the executive’s duties. An item is a perquisite if it confers a direct or indirect benefit that has a personal aspect, without regard to whether it may be provided for some business reason or for the convenience of the Company, unless it is generally available on a non-discriminatory basis to all employees.

The Committee annually reviews the perquisites and additional benefits, if any, provided to executive officers as part of their overall review of executive compensation. Details about the 401(k) Plan and the Deferred Compensation Plan, including the fiscal year 2016 cost to the Company, are shown in the “All Other Compensation” column of the “Summary Compensation Table” and in the accompanying narrative. Because no perquisite was paid to any NEO during fiscal year 2016, perquisites are not quantified in the “Summary Compensation Table” and “All Other Compensation” table below.

Executive Stock Ownership Guidelines

In November 2015, the Board, upon the Committee’s recommendation, discontinued the formal stock ownership guidelines for the Company’s executive officers, including the NEOs. The Board believes its annual review of each executive’s compensation and stock ownership levels, and short and long-term equity incentive programs, are sufficient to ensure that executives maintain a meaningful economic stake in the Company.

TAX CONSIDERATIONS

Deductibility Cap on Executive Compensation

Under the U.S. federal income tax law, the Company cannot take a tax deduction for certain compensation paid in excess of $1 million to our executive officers. The Committee considers tax implications to the Company as one of many factors in its compensation decisions and attempts to structure compensation and awards to preserve tax deductibility. The Committee may choose, however, to provide compensation that may not be deductible if it believes such payments are necessary to achieve our compensation objectives and to protect stockholder interests.

Golden Parachute Taxes

Under certain circumstances, payments received by our executive officers as a result of a change in control may be subject to excise taxes and may not be fully deductible. The Committee considered the possible effects of these taxes in developing the Executive Officer Severance Benefit Plan described under “Severance and Employment Agreements” below.

Section 409A

During fiscal year 2016, the Committee continued to monitor the regulatory developments under Internal Revenue Code Section 409A, which was enacted as part of the American Jobs Creation Act of 2004. Section 409A imposes additional limitations on non-qualified deferred compensation plans in order to ensure their full compliance with the Act. The Company believes all of its benefit plans substantially conform to the requirements of Section 409A.

PAYMENTS UPON A CHANGE IN CONTROL

For information concerning payments upon the termination of the NEOs, including upon certain triggering events, please see “Severance and Employment Agreements” below. In addition to the severance related matters discussed below, the Performance Units and Cash Units granted during fiscal year 2016 (collectively, the “2016 Units”), have special vesting provisions which will apply if, prior to the Service Vesting Date, there is a change in control of the Company (as defined in the Company’s 2006 Equity Incentive Plan in effect at the time of the grant). If, following the occurrence of a change in control, the Performance Units or Cash Units, as applicable, will relate to a class of stock that is publicly traded on an established U.S. securities market (a “Publicly Traded Stock”), then the performance conditions with respect to such 2016 Units that will relate to such Publicly Traded Stock will be waived, and such 2016 Units will be subject only to the continued employment conditions otherwise applicable to such 2016 Units. In addition, such 2016 Units will become fully vested if the officer’s employment is terminated following the change in control (i) by the Company other than for cause or (ii) by the officer for good reason. If the Performance Units or Cash Units, as applicable, will not relate to a Publicly Traded Stock following the occurrence of a change in control, then such 2016 Units that do not relate to a Publicly Traded Stock will vest in full upon the occurrence of the change in control.

HUMAN RESOURCES AND COMPENSATION COMMITTEE REPORT

The Committee believes that the executive compensation and policies provide the necessary incentives to properly align executive performance and the interests of the stockholders.

The Committee has reviewed and discussed the Compensation Discussion and Analysis with management and, based on such review and discussion, the Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

Members of the Human Resources and Compensation Committee

Joseph L. Dowling III, Chairman

David B. Gendell

Donald L. Luke

2016 SUMMARY COMPENSATION TABLE

The following table displays the total compensation earned by the NEOs in fiscal years 2014, 2015 and 2016.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
Robert W. Lewey(4)	2016	468,750		887,950		475,000	3,550	1,835,250
President	2015	471,875	—	198,750	39,400	450,000	2,775	1,162,800
	2014	325,000	—	—	—	150,188	2,475	477,663

Tracy A. McLauchlin(5)	2016	311,250		443,975		157,500	3,263	915,988
Senior Vice President &	2015	272,500	—	166,600	5,655	150,000	1,580	596,335
Chief Financial Officer	2014	—	—	—	—	—	—	—

Gail D. Makode(6)	2016	318,750		380,550		162,500	3,578	865,378
Senior Vice President &	2015	300,000	—	87,100	19,700	150,000	2,385	559,185
General Counsel	2014	300,000	—	—	—	138,635	2,250	440,885

Thomas E. Santoni(7)	2016	342,372	—	258,000	—	414,920	15,253	1,078,470
Senior Vice President,	2015	—	—	—	—	—	—	—
Operations	2014	—	—	—	—	—	—	—

(1)	These columns represent the aggregate grant date fair value of restricted Common Stock awards and stock option awards granted during the applicable fiscal years, computed in accordance with FASB ASC Topic 718. With respect to stock options, the grant date fair value under FASB ASC Topic 718 has been calculated using the binomial option pricing model. Assumptions used in the calculation of these amounts are included in footnote 11 to our audited financial statements for the fiscal year ended September 30, 2016 included in our Annual Report on Form 10-K filed with the SEC on December 9, 2016.

(2)	Amounts in this column include annual cash incentive awards under the Annual Incentive Plans for fiscal years 2016, 2015, and 2014. In addition, for Mr. Santoni, amounts include payments under the divisional MIP bonus pools, as described under “Compensation Disclosure and Analysis–Long-Term Equity Incentives–Divisional Incentive Plans” above, which totaled $371,170 during the fiscal year and were paid quarterly during fiscal 2016 as follows: $95,726.78 in the first quarter; $95,622.14 in the second quarter; $103,271.73 in the third quarter; and $76,549.42 in the fourth quarter.

(3)	All “Other Compensation” for fiscal year 2016 is detailed in the “All Other Compensation” Table below.

(4)	On January 14, 2015, Mr. Lewey received a grant of 10,000 stock options which vest in their entirety on January 14, 2017 (grant date fair value of $39,400). On May 12, 2015, Mr. Lewey received a stock award of 25,000 shares of restricted Common Stock which vest in thirds on May 12, 2016, May 12, 2017 and May 12, 2018 (grant date fair value of $198,750). On October 2, 2015, Mr. Lewey received a grant of 140,000 Performance Units which are due to vest in mid-December 2018, subject to the completion of certain performance conditions (grant date fair value of $887,950). The grant date value of the NIBT Performance Units is calculated based on the grant date closing share price of the Company’s common stock of $7.41 per share. The grant date value of the Stock Price Units is calculated based on a fair value of $3.14 per share calculated using a Monte Carlo simulation valuation performed as of the date of grant. The grant date value of the Performance Units assumes that the maximum number of both the NIBT Performance Units and the Stock Price Units vest.

(5)

On February 2, 2015, Ms. McLauchlin received a grant of 1,500 stock options which vest in their entirety on February 2, 2017 (grant date fair value of $5,655). On April 2, 2015, Ms. McLauchlin received a stock award of 10,000 shares of restricted Common Stock which vest in their entirety on April 1, 2018 (grant date fair value of $87,100). On May 12, 2015, Ms. McLauchlin received a stock award of 10,000 shares of restricted Common Stock which vest in thirds on May 12, 2016, May 12, 2017 and May 12, 2018 (grant date fair value of $79,500). On October 2, 2015, Ms. McLauchlin received a grant of 70,000 Performance Units which are due to vest in mid-December 2018, subject to the completion of certain performance conditions (grant date fair value of $443,975). The grant date value of the NIBT Performance Units is calculated based on the grant date closing share price of the Company’s common stock of $7.41 per share. The grant date value of the Stock Price Units is calculated based on a fair value of $3.14 per share calculated using a Monte Carlo simulation valuation performed as of the date of grant. The grant date value of the Performance Units assumes that the maximum number of both the NIBT Performance Units and the Stock Price Units vest.

(6)	On January 14, 2015, Ms. Makode received a grant of 5,000 stock options which vest in their entirety on January 14, 2017 (grant date fair value of $19,700). On April 2, 2015, Ms. Makode received a stock award of 10,000 shares of restricted Common Stock which vest in their entirety on April 1, 2018 (grant date fair value of $87,100). On October 2, 2015, Ms. Makode received a grant of 60,000 Performance Units which are due to vest in mid-December 2018, subject to the completion of certain performance conditions (grant date fair value of $380,550). The grant date value of the NIBT Performance Units is calculated based on the grant date closing share price of the Company’s common stock of $7.41 per share. The grant date value of the Stock Price Units is calculated based on a fair value of $3.14 per share calculated using a Monte Carlo simulation valuation performed as of the date of grant. The grant date value of the Performance Units assumes that the maximum number of both the NIBT Performance Units and the Stock Price Units vest.

(7)	On June 6, 2016, Mr. Santoni received a grant of 20,000 Performance Units which are due to vest in mid-December 2018, subject to the completion of certain performance conditions (grant date fair value of $258,000). The grant date value of the NIBT Performance Units is calculated based on the grant date closing share price of the Company’s common stock of $15.07 per share. The grant date value of the Stock Price Units is calculated based on a fair value of $6.39 per share calculated using a Monte Carlo simulation valuation performed as of the date of grant. The grant date value of the Performance Units assumes that the maximum number of both the NIBT Performance Units and the Stock Price Units vest.

ALL OTHER COMPENSATION

The table below details the compensation information found in the Summary Compensation Table under the “All Other Compensation” column.

Name and Principal Position	Auto Allowance ($)	Commuting Expenses ($)	Executive Wellness Physical ($)	401(k) Company Match ($)	Deferred Compensation Company Match ($)	Other ($)	Total ($)
Robert W. Lewey	—	—	—	2,650	—	900	3,550
Tracy A. McLauchlin	—	—	—	2,363	—	900	3,263
Gail D. Makode	—	—	—	2,678	—	900	3,578
Thomas E. Santoni	12,461	—	—	1,868	—	923	15,253

GRANTS OF PLAN BASED AWARDS TABLE

The following table sets forth specific information with respect to each equity grant made to an NEO under a Company plan in fiscal year 2016.

Name	Grant Date	Number of Cash Units(#)(1)	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(2)			Estimated Future Payouts Under Equity Incentive Plan Awards(3)			All Other Stock Awards	All Other Option Awards	Exercise or Base Price of Option Awards	Grant Date Fair Value of Stock and Option Awards($)(4)
			Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Robert W. Lewey	10/2/15	—	—	—	—	46,667	93,333	140,000	—	—	—	887,950
Tracy A. McLauchlin	10/2/15	—	—	—	—	23,333	46,667	70,000	—	—	—	443,975
Gail D. Makode	10/2/15	—	—	—	—	20,000	40,000	60,000	—	—	—	380,550
Thomas E. Santoni	6/6/16	—	—	—	—	6,667	13,334	20,000	—	—	—	258,000
	6/6/16	30,000	150,000	300,000	450,000	—	—	—	—	—	—	—

(1)	Reflects the total number of Cash Units issued during fiscal year 2016.

(2)	Reflects the estimated future payout upon the satisfaction of the Cash Units’ performance conditions, determined as of the award’s grant date. As of the grant date, achievement of the $20 average stock price target, upon which vesting of 25% of the Cash Units is conditioned, was not deemed probable. As such, the amounts above reflect only the estimated future payouts upon vesting of the remaining 75% of the Cash Units, the vesting of which is conditioned upon the Company achieving certain escalating levels of Cumulative NIBT as described under “Executive Compensation Disclosure & Analysis” above. Each Cash Unit represents a contractual right to receive $20 in cash.

(3)	Reflects the number of shares of stock that will vest upon satisfaction of the Performance Units’ performance conditions, determined as of the date of grant. The amounts above reflect vesting of the both NIBT Performance Units and the Stock Price Units at their respective threshold, target and maximum levels, in each case, as described under “Executive Compensation Disclosure & Analysis” above.

(4)	Reflects the aggregate grant date value computed in accordance with FASB ASC Topic 718. With respect to Mr. Lewey, Ms. McLauchlin and Ms. Makode, the grant date value of the NIBT Performance Units is calculated based on the grant date closing share price of the Company’s common stock of $7.41 per share, and the grant date value of the Stock Price Units is calculated based on a fair value of $3.14 per share using a Monte Carlo simulation valuation performed as of the date of grant. With respect to Mr. Santoni, the grant date value of the NIBT Performance Units is calculated based on the grant date closing share price of the Company’s common stock of $15.07 per share, and the grant date value of the Stock Price Units is calculated based on a fair value of $6.39 per share using a Monte Carlo simulation valuation performed as of the date of grant.

OUTSTANDING EQUITY AWARDS AT 2016 FISCAL YEAR-END

The following table sets forth specific information with respect to unexercised options, unvested Common Stock and equity incentive plan awards outstanding as of September 30, 2016 for each NEO.

	Option Awards				Stock Awards
	Number of Securities Underlying Unexercised Options (#)		Weighted Average Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have not Vested ($)(1)
Name	Exercisable	Unexercisable
Robert W. Lewey(2)	13,000	—	5.76	5/1/23	16,667	296,506
	—	10,000	7.27	1/14/25
Tracy A. McLauchlin(3)	—	1,500	7.21	2/2/25	19,167	340,981
Gail D. Makode(4)	12,500	—	5.76	5/01/23	10,000	177,900
	—	5,000	7.27	1/14/25
Thomas E. Santoni(5)	—	1,500	7.21	2/2/25	12,500	222,375

(1)	Closing share price on September 30, 2016 was $17.79.

(2)	Includes 16,667 shares of restricted stock which vest in equal amounts each on May 12, 2017 and May 12, 2018. On January 14, 2015, Mr. Lewey received a grant of 10,000 stock options which vest in their entirety on January 14, 2017 (grant date fair value of $39,400).

(3)	Includes 2,500 shares of restricted stock vesting on December 5, 2016. On February 2, 2015, Ms. McLauchlin received a grant of 1,500 stock options which vest in their entirety on February 2, 2017 (grant date fair value of $5,655). On April 1, 2015, Ms. McLauchlin received a stock award of 10,000 shares of restricted Common Stock (grant date fair value of $87,100) which vests in full on April 1, 2018. On May 12, 2015, Ms. McLauchlin received a stock award of 10,000 shares of restricted Common Stock (grant date fair value of $79,500), of which 3,333 vested on May 12, 2016 and the remaining shares will vest in equal amounts on May 12, 2017 and May 12, 2018.

(4)	On April 1, 2015, Ms. Makode received a stock award of 10,000 shares of restricted Common Stock (grant date fair value of $87,100) which vest in their entirety on April 1, 2018. On January 14, 2015, Ms. Makode received a grant of 5,000 stock options which vest in their entirety on January 14, 2017 (grant date fair value of $19,700).

(5)	On April 1, 2015, Mr. Santoni received a stock award of 12,500 shares of restricted Common Stock (grant date fair value of $108,875) which vest in their entirety on April 1, 2018. On February 2, 2015, Mr. Santoni received a grant of 1,500 stock options which vest in their entirety on February 2, 2017 (grant date fair value of $5,655).

OPTION EXERCISES AND STOCK VESTED IN FISCAL YEAR 2016

The following table sets forth, on an aggregate basis, specific information with respect to each vesting of stock, including restricted stock, restricted Common Stock units and similar instruments, as well as exercise of stock options, for each NEO during fiscal year 2016.

	Stock Awards		Options Exercised
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)	Number of Options Exercised (#)	Value Realized on Exercise ($)(1)[1]
Robert W. Lewey(2)	8,333	111,996	25,000	241,200
Tracy A. McLauchlin(3)	5,833	63,796	—	—
Gail D. Makode(4)	4,167	30,627	12,500	104,880
Thomas E. Santoni	—	—	—	—

(1)	Values noted in this column are calculated by determining the difference between the market price of the underlying shares of Common Stock on the exercise date and the exercise price the options, multiplied by the number of options exercised. The actual value realized by each of our NEOs after the exercise of the options is further detailed in the footnotes below.

(2)	On May 12, 2016, Mr. Lewey vested 8,333 shares of restricted stock ($13.44 per share). In March, July and August 2016, Mr. Lewey entered into a series of transactions involving the cashless exercise of stock options. The transactions were executed pursuant to Rule 10b5-1 trading plans adopted in March 2016. In each transaction, Mr. Lewey received shares of Common Stock from the exercise of stock options that had been granted pursuant to the 2006 Equity Incentive Plan and then disposed of the shares. Between March 4 and March 7, 2016, Mr. Lewey exercised 10,000 stock options with an exercise price of $3.24 per share, and on March 4, 2016, he disposed of 1,700 shares of Common Stock received upon such exercise at a price of $14.02 per share, and on March 7, 2016, disposed of 8,300 shares of Common Stock received upon such exercise at a price of $13.02 per share. Between March 7 and March 8, 2016, Mr. Lewey exercised 5,000 stock options with an exercise price of $5.76 per share, and on March 7, 2016, disposed of 400 shares of Common Stock received upon such exercise at a price of $13.02 per share, and on March 8, 2016, disposed of 4,600 shares of Common Stock received upon such exercise at a price of $13.36 per share. On July 26, 2016, Mr. Lewey exercised 5,000 stock options with an exercise price of $5.76 per share, and on the same day disposed of the shares of Common Stock he received from such exercise at a price of $16.00 per share. On August 29, 2016, Mr. Lewey exercised 5,000 stock options at an exercise price of $5.76 per share, and on the same day disposed of the shares of Common Stock he received from such exercise at a price of $17.00 per share.

(3)	On December 5, 2015, Ms. McLauchlin vested 2,500 shares of restricted Common Stock ($7.60 per share), and on May 12, 2015, she vested 3,333 shares of restricted Common Stock ($13.44 per share).

(4)	On October 15, 2015, Ms. Makode vested 4,166 shares of restricted Common Stock ($7.35 per share). In April 2016, Ms. Makode entered into a series of transactions involving the cashless exercise of stock options. The transactions were executed pursuant to a Rule 10b5-1 trading plan adopted in March 2016. In each transaction, Ms. Makode received shares of Common Stock from the exercise of stock options that had been granted pursuant to the 2006 Equity Incentive Plan and then disposed of the shares. On April 18, 2016, Ms. Makode exercised 12,500 options at an exercise price of $5.76 per share and disposed of the shares of Common Stock she received from such exercise at the following prices and in the following amounts: 8,547 shares at $14.53 per share on April 18, 2016, and 3,953 shares at $14.50 per share on April 19, 2016.

NONQUALIFIED DEFERRED COMPENSATION

Name	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY ($)	Aggregate Earnings in Last FY ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)
Robert W. Lewey	—	—	—	—	4,836
Tracy A. McLauchlin	—	—	—	—	—
Gail D. Makode	—	—	—	—	—
Thomas E. Santoni	—	—	—	—	—

In order to further assist NEOs and certain other executives in saving for retirement, the Company also historically provided an elective Deferred Compensation Plan. The Deferred Compensation Plan allowed participants to voluntarily defer the receipt of salary (maximum deferral of 75%) and earned annual incentive awards (maximum deferral of 75%). The Deferred Compensation Plan has not received contributions since December 31, 2011. For additional information on the Deferred Compensation Plan, please see “Compensation Discussion and Analysis-401(k) and Deferred Compensation Plan” above.

SEVERANCE AND EMPLOYMENT AGREEMENTS

Introduction

All NEOs are subject to the Company’s Executive Officer Severance Benefit Plan (the “Severance Plan”). The Committee annually reviews the Severance Plan to determine its continuing need as well as the amount and nature of compensation potentially payable thereunder. In January 2016, the Severance Plan was amended to include a noncompetition and nonsolicitation provision.

When executive positions become available, we may search for potential replacements not only within the Company but also in the marketplace, with the assistance of placement firms. Since prospective candidates from outside the Company are often already employed, they must be recruited and the total compensation offered must satisfy the need to incentivize and reward the individual. Additionally, we find that, in light of variable economic conditions, prospective executives are often also looking for an element of security, which will ensure a source of income in the event that their employment is terminated without Cause (as defined in the Severance Plan).

The risk of unemployment is heightened in the event of a Change of Control (as defined in the Severance Plan) of the Company, since the limited number of executive positions often results in terminations due to non-cost effective duplication. Thus, in order for the Company to recruit the best possible executives, the Severance Plan provides for the mutual benefit of the Company and the executive. Income, under the Severance Plan, is comprised of the same elements of compensation as the Company’s ongoing compensation program discussed above, which includes base salary, annual cash incentives, equity incentives, benefits and, in certain circumstances, perks such as car allowances.

The Severance Plan also includes a “clawback” provision which permits the Company, in the event the Dodd-Frank Wall Street Reform and Consumer Protection Act requires an executive to repay the Company “erroneously awarded” amounts of incentive compensation, to recoup such amount by reducing the severance pay or benefit otherwise due the executive under the Severance Plan.

The following information provides more detail concerning the specific terms and conditions of the Severance Plan and describes the approximate value of the payments to be received by each of the NEOs in the event of a qualifying termination or death or disability under the Severance Plan. The actual amounts to be paid can only be determined at the time of an executive’s separation from the Company. Thus, as disclosed herein, the amounts of compensation payable assume that such terminations were effective as of September 30, 2016 and include amounts earned through such time.

Name	Termination Without Cause or For Good Reason After Change in Control ($)(1)	Termination Without Cause or For Good Reason Prior to Change in Control ($)	Death or Disability ($)
Robert W. Lewey, President
Bonus for year of Separation(2)	950,000	475,000	475,000
Cash Severance(3)	950,000	475,000	-0-
Unvested and Accelerated Stock Options(4)	105,200	105,200	105,200
Unvested and Accelerated Restricted Stock(5)	296,506	296,506	296,506
Unvested and Accelerated Performance Units(6)	2,490,600	672,462	672,462
Executive Outplacement Assistance(8)	20,000	20,000	-0-
Health Care Benefits(9)	17,727	17,727	17,727

Total	4,830,033	2,061,895	1,566,895
Tracy A. McLauchlin, Senior Vice President and Chief Financial Officer
Bonus for year of Separation(2)	315,000	157,500	157,500
Cash Severance(3)	630,000	315,000	-0-
Unvested and Accelerated Stock Options(4)	15,870	15,870	15,870
Unvested and Accelerated Restricted Stock(5)	340,981	340,981	340,981
Unvested and Accelerated Performance Units(6)	1,245,300	336,231	336,231
Executive Outplacement Assistance(8)	20,000	20,000	-0-
Health Care Benefits(9)	17,727	17,727	17,727

Total	2,584,878	1,203,309	868,309
Gail D. Makode, Senior Vice President, General Counsel and Secretary
Bonus for year of Separation(2)	325,000	162,500	162,500
Cash Severance(3)	650,000	325,000	-0-
Unvested and Accelerated Stock Options(4)	52,600	52,600	52,600
Unvested and Accelerated Restricted Stock(5)	177,900	177,900	177,900
Unvested and Accelerated Performance Units(6)	1,067,400	288,198	288,198
Executive Outplacement Assistance(8)	20,000	20,000	-0-
Health Care Benefits(9)	17,727	17,727	17,727

Total	2,310,627	1,043,925	698,925
Thomas E. Santoni, Senior Vice President, Operations Bonus for year of Separation(2)	87,500	43,750	43,750
Cash Severance(3)	700,000	350,000	-0-
Unvested and Accelerated Stock Options(4)	15,870	15,870	15,870
Unvested and Accelerated Restricted Stock(5)	222,375	222,375	222,375
Unvested and Accelerated Performance Units(6)	355,800	41,273	41,273
Unvested and Accelerated Cash Units(7)	600,000	69,600	69,600
Executive Outplacement Assistance(8)	20,000	20,000	-0-
Health Care Benefits(9)	17,727	17,727	17,727

Total	2,019,272	1,095,122	725,122

(1)	Termination by the Company without Cause or by the covered executive for Good Reason on or within 12 months following a Change in Control event.

(2)	Prior to a Change in Control, the amount of any annual bonus is as determined by the Compensation Committee and payable at the same time that annual bonuses for such fiscal year are paid to other similar executives of the Company. On or after a Change in Control, a lump sum payment equal to two (2) times the greater of the most recent (i) annual bonus paid to the covered executive or (ii) covered executive’s annual bonus opportunity, payable on the sixtieth (60th) day following termination. The annual bonus opportunities for Messrs. Lewey and Santoni and Mmes. McLauchlin and Makode are calculated in accordance with the 2016 Plan.

(3)	Prior to a Change in Control, continued payment of base salary then in effect for 12 months immediately following the date of termination. On or after a Change in Control, continued payment of base salary then in effect for 24 months immediately following the date of termination.

(4)	Reflects the value of unvested stock options held on September 30, 2016 that would experience accelerated vesting due to termination of employment.

(5)	Reflects the value of unvested shares of restricted Common Stock held on September 30, 2016 that would experience accelerated vesting due to termination of employment.

(6)	Reflects the value of unvested Performance Units held on September 30, 2016 that would experience accelerated vesting due to termination of employment. If the covered officer’s employment is terminated after a “Change in Control” (as defined in the 2006 Equity Incentive Plan in effect at the time of the grant) that occurs prior to the Service Vesting Date, then the Performance Units will become fully vested. In the event of termination of employment prior to a Change in Control or as the result of death or disability, the unvested Performance Units will vest on a pro-rated basis based on the percentage of the performance period for which the covered executive was actively employed by the Company and only to the extent performance objectives were ultimately achieved. The value of the Performance Units is calculated assuming performance objectives are ultimately achieved.

(7)	Reflects the value of unvested Cash Units held on September 30, 2016 that would experience accelerated vesting due to termination of employment. If the covered officer’s employment is terminated after a “Change in Control” (as defined in the 2006 Equity Incentive Plan in effect at the time of the grant) that occurs prior to the Service Vesting Date, then the Cash Units will become fully vested. In the event of termination of employment prior to a Change in Control or as the result of death or disability, the unvested Cash Units will vest on a pro-rated basis based on the percentage of the performance period for which the covered executive was actively employed by the Company and only to the extent performance objectives were ultimately achieved. The value of the Cash Units is calculated assuming performance objectives are ultimately achieved.

(8)	Reflects the approximate cost of outplacement services for 12 months following termination, not to exceed $20,000.

(9)	Reflects the approximate cost to provide health care continuation benefits to the covered executive and his or her eligible dependents under COBRA for the lesser of (i) for 12 months following termination or (ii) until the covered executive’s COBRA coverage terminates.

DEFINITIONS

The following definitions are used in the Severance Plan described above, except as where otherwise indicated below.

“Cause” means (i) the executive’s gross negligence in the performance or intentional nonperformance of any of the executive’s material duties and responsibilities to the Company or a participating affiliate; (ii) the executive’s dishonesty, theft, embezzlement or fraud with respect to the business, property, reputation or affairs of the Company or a participating affiliate; (iii) the executive’s conviction of, or a plea of other than not guilty to, a felony or a misdemeanor involving moral turpitude; (iv) the executive’s confirmed drug or alcohol abuse that materially affects the executive’s service or violates the Company’s or a participating affiliate’s drug or alcohol abuse policy; (v) the executive’s violation of a material Company or a participating affiliate’s personnel or similar policy, such policy having been made available to the executive by the Company or a participating affiliate; or (vi) the executive’s having committed any material violation of any federal or state law regulating securities (without having relied on the advice of the Company’s attorney) or having been the subject of any final order, judicial or administrative, obtained or issued by the Securities and Exchange Commission, for any securities violation involving fraud, including, without limitation, any such order consented to by the executive in which findings of facts or any legal conclusions establishing liability are neither admitted nor denied.

“Good Reason” in the Severance Plan is essentially defined as:

•	Any material reduction in his position, authority or Base Salary,

•	Any relocation of the Company’s corporate office that is more than 50 miles from his primary location of work, or

•	The Company’s breach of a material term of the agreement.

All of the above are valid reasons only if the Company fails to cure such event within 30 days after receipt from him of written notice of the event which constitutes Good Reason and he must give the Company written notice of the event by the 60th day following its occurrence.

A “Change in Control” is defined in the Severance Plan as follows:

•

Any person or persons acting together which would constitute a “group” for purposes of Section 13(d) of the Exchange Act, other than Tontine, the Company or any subsidiary, shall beneficially own (as defined in Rule 13d-3 of the Exchange Act) directly or indirectly, at least 50% of the ordinary voting power of all classes of capital stock of the Company entitled to vote generally in the election of the Board, or

•

Current directors shall cease for any reason to constitute at least a majority of the members of the Board (Current Directors means, as of the date of determination, any person who (i) was a member of the Board on the date that the Company’s Joint Plan of Reorganization under Chapter 11 of the United States Bankruptcy Code became effective or (ii) was nominated for election or was elected by the Board with the affirmative vote of a majority of the current directors who were members of the Board at the time of such nomination or election) or at any meeting of stockholders of the Company called for the purpose of electing directors, a majority of the persons nominated by the Board for election as directors shall fail to be elected; or

•	The consummation of a sale, lease, exchange or other disposition in one transaction or a series of transactions of all or substantially all of the assets of the Company.

•

A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

DIRECTOR COMPENSATION

Directors who are employees of the Company or any of its subsidiaries do not receive a retainer or fees for service on the Board or any committees. Each non-employee director receives a $40,000 annual retainer (the “Annual Retainer”), paid in quarterly installments after the annual stockholders’ meeting, as well as the following additional retainers for committee and committee Chairman service, which are also paid in quarterly installments: each director receives $5,000 annually for each committee on which the director serves other than as Chairman, the Chairmen of the Human Resources and Compensation Committee and the Nominating/Governance Committee each receive $10,000 annually, and the Chairman of the Audit Committee receives $25,000 annually.

Historically, in addition to the annual retainers described above, upon their election or re-election to the Board at an annual stockholders’ meeting, each director received a $25,000 grant of phantom stock units (the “Annual Meeting Grant”) for his or her subsequent periods of service on the Board, provided that he or she is re-elected at subsequent annual stockholders’ meetings.

Beginning in the first quarter of fiscal 2015, each director was provided the opportunity to elect, in respect of his compensation for his or her services rendered in the following calendar year, whether to receive the combined amount of his or her Annual Retainer, the value of the Annual Meeting Grant and any additional retainer payable for serving on, or as Chairman of, a committee of the Board (the “Total Annual Compensation”), in whole or in part, in (i) cash, (ii) fully vested shares of Common Stock, or (iii) phantom stock units issued pursuant to the 2006 Equity Incentive Plan, as it may be amended and restated from time to time, that convert to shares of Common Stock on the date the director leaves the Board for any reason (“Director PSUs”). In connection with this change in the form in which the Total Annual Compensation would be payable, it was determined that the value of the Annual Meeting Grant would be payable in quarterly installments at the same time as installments are payable in respect of the Annual Retainer.

For fiscal year 2016, each of the directors received the following portions of his Total Annual Compensation in the form of in (i) cash, (ii) fully vested shares of Common Stock, or (iii) Director PSUs:

Name	% of Total Annual Compensation Elected to be Paid in Cash	% of Total Annual Compensation Elected to be Paid in Common Stock	% of Total Annual Compensation Elected to be Paid in Director PSUs
Joseph L. Dowling III	50%	0%	50%
David B. Gendell	0%	0%	100%
Joe D. Koshkin	50%	50%	0%
Donald L. Luke	75%	0%	25%

For each director electing to receive a portion of his Total Annual Compensation in Director PSUs or Common Stock, the number of Director PSUs or shares of Common Stock granted is determined by dividing the amount of his Total Annual Compensation to be paid in either such form by the closing price of the Company’s Common Stock on the last trading day of the quarter.

The following additional compensation was paid to directors during fiscal year 2016:

•

Upon Mr. David Gendell’s appointment as non-executive Chairman on January 16, 2015, the Human Resources and Compensation Committee of the Board approved, with Mr. Gendell abstaining, a cash retainer for the non-executive Chairman of the Board, in addition to his other retainers, in the amount of $25,000 per month to reflect the additional commitment and responsibilities Mr. Gendell assumed upon his appointment. Effective January 1, 2016, this retainer was increased by the Committee, with Mr. Gendell abstaining, by 5%.

•

On May 2, 2016, the Committee recommended, and the Board approved, in each case with Mr. David Gendell abstaining, a discretionary cash bonus of $120,000 in recognition of his service as non-executive Chairman of the Board.

Upon his appointment as non-executive Vice Chairman in November 2016, the Committee, with Mr. David Gendell abstaining, approved a continuation of this retainer to reflect the continuation of his additional commitment and responsibilities. On December 7, 2016, the Committee, with Mr. David Gendell abstaining, approved a discontinuation of such retainer and approved a new retainer for the non-executive Vice Chairman of the Board for his service as the Board’s liaison to the Company’s executive and divisional management, which service is expected to include approximately 72 days of travel per year (the “annual limit”). Effective January 1, 2017, the non-executive Vice Chairman of the Board, in addition to his other retainers, will receive an annual cash retainer in the amount of $100,000 (paid in equal monthly installments), and following each calendar year during which he serves as non-executive Vice Chairman of the Board for the full year, a supplemental cash retainer in the amount of $2,000 per day for each day of travel in excess of the annual limit.

Directors are also reimbursed for reasonable out-of-pocket expenses incurred in attending Board and committee meetings and for their reasonable expenses related to the performance of their duties as directors.

The following table reflects the amounts paid to each individual non-employee director who served on the Board in fiscal year 2016.

Name	Fees Earned or Paid in Cash ($)(1)		Stock Awards ($)(2)(3)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)		Total ($)
Joseph L. Dowling III	40,017		39,983	-0-	-0-	-0-		80,000
David B. Gendell	311,250	(4)	74,964	-0-	-0-	120,000	(5)	506,214
Joe D. Koshkin	47,525		47,475	-0-	-0-	-0-		95,000
Donald L. Luke	63,782		21,218	-0-	-0-	-0-		85,000

(1)	Represents cash fees earned during the fiscal year ended September 30, 2016.

(2)	Represents the aggregate grant date fair value of awards of Director PSUs and Common Stock earned during the fiscal year ended September 30, 2016, computed in accordance with FASB ASC Topic 718. Each phantom stock unit converts into one share of Common Stock when the respective director leaves the Board for any reason. Assumptions used in the calculation of these amounts are included in footnote 11 to the Company’s audited consolidated financial statements for the fiscal year ended September 30, 2016 included in our Annual Report on Form 10-K filed with the SEC on December 9, 2016.

(3)	As of September 30, 2016, and including post-fiscal-year-end grants made in respect of fees earned in fiscal year 2016, each non-employee director held the following aggregate number of Director PSUs together with shares of Common Stock or restricted stock: Mr. Dowling — 43,636; Mr. David Gendell — 109,460; Mr. Koshkin — 32,917; Mr. Luke — 70,643.

(4)	Includes a non-executive Chairman cash retainer of $25,000 per month for the first three months of fiscal 2016 and $26,250 per month thereafter.

(5)	On May 5, 2016, Mr. David Gendell received a discretionary cash bonus in the amount of $120,000 in recognition of his service as non-executive Chairman of the Board.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During fiscal year 2016, no executive officer of the Company served as (i) a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire Board of Directors) of another entity, one of whose executive officers served on the Human Resources and Compensation Committee of the Company, (ii) a director of another entity, one of whose executive officers served on the Human Resources and Compensation Committee of the Company or (iii) a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire Board of Directors) of another entity, one of whose executive officers served as a director of the Company. During fiscal year 2016, no member of the Human Resources and Compensation Committee (i) was an officer or employee of the Company, (ii) was formerly an officer of the Company or (iii) had any business relationship or conducted any business with the Company other than as an independent director of the Company, other than Mr. David Gendell, who is an employee of Tontine Associates, L.L.C., an affiliate of Tontine, the majority shareholder of the Company, and the brother of Mr. Jeffrey Gendell, the founder and managing member of Tontine, a director of the Company and non-executive Chairman of the Board of Directors of the Company, as described under “Certain Relationships and Related Person Transactions” above. The Board evaluated each member’s independence under the independence standards promulgated by NASDAQ for compensation committees and determined that each member was independent for purposes of serving on the Company’s Human Resources and Compensation Committee. In reaching this conclusion, the Board considered in particular whether Mr. David Gendell’s affiliation with Tontine would impair his judgment as a member of the Human Resources and Compensation Committee, as outlined under the standards, and determined that it would not in light of his independence from management and the Board’s belief that the interests of Tontine and the Company’s other stockholders are aligned in seeking to set appropriate levels of executive compensation.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and persons holding more than 10 percent of a registered class of the Company’s equity securities to file with the SEC and any stock exchange or automated quotation system on which the Common Stock may then be listed or quoted (i) initial reports of ownership, (ii) reports of changes in ownership and (iii) annual reports of ownership of Common Stock and other equity securities of the Company. Such directors, officers and ten-percent stockholders are also required to furnish the Company with copies of all such filed reports.

Based solely upon review of the copies of such reports furnished to the Company and written representations that no other reports were required during fiscal year 2016, the Company believes that all Section 16(a) reporting requirements related to the Company’s directors and executive officers were timely fulfilled during fiscal year 2016.

RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS

The Audit Committee has re-appointed Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending September 30, 2017, subject to ratification by the Company’s stockholders. Ernst & Young LLP was the Company’s independent auditor for the fiscal year ended September 30, 2016.

Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement, if they desire to do so, and to respond to appropriate questions from those attending the Annual Meeting.

The affirmative vote of holders of a majority of the shares of Common Stock voted at the Annual Meeting is required to ratify the appointment of Ernst & Young LLP as the Company’s independent auditors for fiscal year 2017.

If the stockholders fail to ratify the appointment, the Audit Committee will reconsider its selection. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if the Audit Committee determines that such a change would be in the Company’s and its stockholders’ best interests.

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” RATIFICATION OF ERNST & YOUNG LLP’S APPOINTMENT, AND PROXIES EXECUTED AND RETURNED WILL BE SO VOTED UNLESS CONTRARY INSTRUCTIONS ARE INDICATED THEREON.

ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act requires that we provide our stockholders with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation awarded to the Company’s named executive officers, as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K.

As described in detail under the heading “Executive Compensation” of this proxy statement, we seek to closely align the interests of our named executive officers with the interests of our stockholders. Our compensation programs are designed to reward our named executive officers for the achievement of strategic and operational goals, while at the same time avoiding the encouragement of unnecessary or excessive risk-taking.

The Company has established comprehensive compensation programs for our executive officers, including our named executive officers, and this proxy statement fully and fairly discloses all material information regarding compensation of the Company’s named executive officers as required by Item 402 of Regulation S-K. Stockholders should reference and consider this information in evaluating the Company’s approach to compensating the NEOs.

The Company’s Board of Directors, the Human Resources and Compensation Committee of the Company’s Board of Directors and, when appropriate, the Company’s compensation consultants monitor executive compensation programs of the Company and our competitors and adopt changes in the Company’s executive compensation program to reflect the competitive market in which the Company competes for talent, as well as general economic, regulatory and legislative developments affecting executive compensation.

The Human Resources and Compensation Committee of the Company’s Board of Directors will continue to emphasize compensation arrangements that align the financial interests of our executives with the near-term critical goals of the Company, balanced against the long-term interests of our stockholders, and encourage executives to retain ownership of a significant portion of the Company’s Common Stock they receive as compensation. Please refer to the section entitled “Executive Compensation” of this proxy statement for a detailed discussion of the Company’s executive compensation practices and philosophy.

You have the opportunity to vote for, against or abstain from voting on the resolution approving the compensation of the Company’s named executive officers, as disclosed in this proxy statement. The affirmative vote of holders of a majority of the shares of Common Stock voted at the Annual Meeting is required to approve the resolution.

Accordingly, at the Annual Meeting, we will ask our stockholders to vote on the following resolution:

RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2017 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the 2016 Summary Compensation Table and the other related tables and disclosure.

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” APPROVAL OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT, AND PROXIES EXECUTED AND RETURNED WILL BE SO VOTED UNLESS CONTRARY INSTRUCTIONS ARE INDICATED THEREON.

ADVISORY VOTE ON FREQUENCY OF EXECUTIVE COMPENSATION

Pursuant to Section 14A of the Exchange Act, the Company is again seeking a non-binding advisory vote from our stockholders to determine the frequency with which the Company’s stockholders will vote to approve the compensation awarded to the Company’s named executive officers. Stockholders may determine that a vote to approve the compensation awarded to the Company’s named executive officers be held every one (1), two (2) or three (3) years.

As required by Exchange Act Rule 14a-21(b), the Company first asked stockholders to determine the frequency of the Company’s advisory vote on the compensation of the Company’s named executive officers at the Company’s 2011 annual meeting of stockholders. At the 2011 annual meeting, the Company’s stockholders determined, on a non-binding advisory basis, that the stockholder vote on executive compensation should be held once every three years. In accordance with that determination, at each of the 2011 and 2014 annual meetings of stockholders, the Company’s stockholders were asked, and voted, to approve, on a non-binding advisory basis, the compensation awarded to the Company’s named executive officers as reported in the proxy statements for the 2011 and 2014 annual meetings, respectively. As previously reported, the Compensation Committee of the Company’s Board of Directors has considered the result of those stockholder votes in setting compensation policies and making compensation decisions for each of the fiscal years that has followed.

The Company’s Board of Directors, the Human Resources and Compensation Committee of the Company’s Board of Directors and, when appropriate, the Company’s compensation consultants continually monitor executive compensation programs and adopt changes to the Company’s executive compensation program, as and when prudent, to reflect market changes as well as general economic, regulatory and legislative developments affecting executive compensation. Given the value of shareholder feedback on the Company’s evolving compensation practices, the Board recommends that stockholders vote in favor of holding the Company’s advisory vote to approve the compensation awarded to the Company’s named executive officers every one (1) year.

You have the opportunity to vote for every one (1) year, for every two (2) years, for every three (3) years or to abstain from voting on the frequency of the stockholder vote on executive compensation. The affirmative vote of holders of a majority of the shares of Common Stock voted at the Annual Meeting is required to approve on an advisory basis the frequency of the stockholder vote on executive compensation.

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR EVERY ONE (1) YEAR” IN RESPECT OF THE FREQUENCY OF THE STOCKHOLDER VOTE ON EXECUTIVE COMPENSATION, AND PROXIES EXECUTED AND RETURNED WILL BE SO VOTED UNLESS CONTRARY INSTRUCTIONS ARE INDICATED THEREON.

RATIFICATION OF THE COMPANY’S TAX BENEFIT PROTECTION PLAN AGREEMENT

General

The Company’s stockholders are being asked to ratify the Tax Benefit Protection Plan Agreement (the “NOL Rights Agreement”), dated as of November 8, 2016, by and between the Company and American Stock Transfer & Trust Company, LLC, as rights agent (the “Rights Agent”). The NOL Rights Agreement was adopted by the Board on November 8, 2016, subject to approval by the Company’s stockholders at the Annual Meeting. In connection with the adoption of the NOL Rights Agreement, on November 8, 2016, the Board declared a dividend of one preferred share purchase right (a “Right”) for each share of the Company’s Common Stock outstanding as of the close of business on November 18, 2016 (the “Record Date”). The complete description and terms of the Rights are set forth in the NOL Rights Agreement, a copy of which is attached as Annex A to this proxy statement.

In January 2013, the Company entered into a Tax Benefit Protection Plan Agreement by and between the Company and the Rights Agent (the “2013 Rights Agreement”) and declared a dividend of one preferred share purchase right (a “2013 Right”) for each share of the Company’s Common Stock outstanding as of February 19, 2013. In accordance with the terms of the 2013 Rights Agreement, during fiscal year 2016, the 2013 Rights expired and the 2013 Rights Agreement terminated.

The Board adopted the NOL Rights Agreement in an effort to protect stockholder value by attempting to protect against a possible limitation on the Company’s ability to use its net operating loss carryforwards (the “NOLs”) to reduce potential future federal income tax obligations. The Company has experienced substantial operating losses, and under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and rules promulgated by the Internal Revenue Service, the Company may “carry forward” these losses in certain circumstances to effect any current and future earnings and thus reduce the Company‘s federal income tax liability, subject to certain requirements and restrictions. To the extent that the NOLs do not otherwise become limited, the Company believes that it will be able to carry forward a significant amount of NOLs, and therefore these NOLs could be a substantial asset to the Company. However, if the Company experiences an “ownership change”, as defined in Section 382 of the Internal Revenue Code, its ability to use the NOLs will be substantially limited, and the timing of the usage of the NOLs could be substantially delayed, which could therefore significantly impair the value of that asset.

Description of NOL Rights Agreement

The following summary of the Rights provides only a general description of the Rights and the NOL Rights Agreement as adopted by the Board and, thus, should be read together with the entire NOL Rights Agreement, which is set forth as Annex A to this proxy statement.

The Rights

Subject to the terms, provisions and conditions of the NOL Rights Agreement, each Right represents a right to purchase one one-thousandth of a share of the Company’s Series A Junior Participating Preferred Stock, par value $0.01 per share (“Preferred Stock”), at a price of $79.30 (as the same may be adjusted, the “Purchase Price”). The Preferred Stock may be issued in fractions of a share which, upon exercise of the Rights, would entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Preferred Stock.

Until a Right is exercised, the holder thereof, as such, will have no rights as a shareholder of the Company, including, without limitation, the right to vote or to receive dividends.

Distribution Date; Acquiring Persons, Transfer of Rights

Initially, the Rights will be attached to all Common Stock certificates (or book entry shares) representing the shares outstanding on the Record Date, and no separate Right Certificates will be distributed. Subject to certain exceptions specified in the NOL Rights Agreement, the Rights will separate from the Common Stock and a “Distribution Date” will occur upon the earlier of (i) ten (10) days following a public announcement that a person or group of affiliated or associated persons (an “Acquiring Person”) has acquired, or obtained the right to acquire, beneficial ownership of 4.95% or more of the outstanding shares of Common Stock (the “Stock Acquisition Date”) and (ii) ten (10) business days following the commencement of, or the first public announcement of a person’s intention to commence, a tender offer or exchange offer that would result in a person or group beneficially owning 4.95% or more of the outstanding shares of Common Stock. The definition of Acquiring Person excludes any Exempt Person (as defined below) and any person who would become an Acquiring Person solely as a result of an Exempt Transaction (as defined below).

Until the Distribution Date, (i) the Rights will be evidenced by the Common Stock certificates (or book entry shares in respect of the Common Stock) and will be transferred with and only with such Common Stock certificates (or book entry shares in respect of the Common Stock), (ii) new Common Stock certificates (or book entry shares in respect of the Common Stock) after the Record Date will contain a notation incorporating the NOL Rights Agreement by reference and, with respect to any uncertificated book entry shares issued after the Record Date, proper notice will be provided that incorporates the NOL Rights Agreement by reference and (iii) the surrender for transfer of any certificates for Common stock (or book entry shares of Common Stock) outstanding will also constitute the transfer of the Rights associated with the Common Stock represented by such certificate or book entry shares.

As soon as practicable after the Distribution Date, Right Certificates will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date. Thereafter, the separate Right Certificates alone will represent the Rights. Except as otherwise determined by the Board, only shares of Common Stock issued prior to the Distribution Date will be issued with Rights.

Exempt Persons

The following persons are “Exempt Persons” as defined under the NOL Rights Agreement:

(i) Any person who, together with its affiliates and associates, is the beneficial owner of Common Stock, options and/or warrants exercisable for shares of Common Stock representing 4.95% or more of the shares of Common stock outstanding on November 8, 2016 will be an “Exempt Person.” However, any such person will no longer be treated as an Exempt Person and will be deemed an Acquiring Person if such person, together with its affiliates and associates, thereafter becomes the beneficial owner of securities representing a percentage of the outstanding Common Stock that exceeds by one-half of one percent (0.5%) or more the lowest percentage of Common Stock beneficially owned by such person at any time since November 8, 2016, excluding increases in percentage ownership of Common Stock attributable to any (x) grant or adjustment of an equity compensation award to such person by the Company or (y) repurchase or redemption of Common Stock by the Company.

(ii) In addition, any person who, together with its affiliates and associates, becomes the beneficial owner of Common Stock, options and/or warrants exercisable for shares of Common Stock representing 4.95% or more of the shares of Common Stock then outstanding because of a reduction in the number of outstanding shares of Common Stock as the result of a purchase of Common Stock by the Company or any of its subsidiaries will also be an “Exempt Person.” However, any such person will no longer be treated as an Exempt Person and will be deemed an Acquiring Person if such person, together with its affiliates and associates, thereafter becomes the beneficial owner of a percentage of the outstanding Common Stock beneficially owned by such person at any time since such person first beneficially owned 4.95% or more of the Common Stock, excluding increases in percentage ownership of Common Stock attributable to any (x) grant or adjustment of an equity compensation award to such person by the Company or (y) repurchase or redemption of shares of Common Stock by the Company.

(iii) In addition, any person who, together with its affiliates and associates, is the beneficial owner of Common Stock, options and/or warrants exercisable for shares of Common Stock representing 4.95% or more of the outstanding Common Stock, and whose beneficial ownership is determined by the Board, in its sole discretion, (x) not to jeopardize or endanger the unrestricted availability to the Company of its tax benefits or (y) to be in the best interests of the Company, will be an “Exempt Person.” However, any such person shall no longer be treated as an Exempt Person and will be deemed an Acquiring Person if (A) such person, together with its affiliates and associates, thereafter becomes the beneficial owner of a percentage of Common Stock that exceeds by one-half of one percent (0.5%) or more the lowest percentage of Common Stock beneficially owned by such person at any time since such person first beneficially owned 4.95% or more of the Common Stock, excluding increases in beneficial ownership of Common Stock attributable to any (I) grant or adjustment of an equity compensation award to such person by the Company or (II) repurchase or redemption of Common Stock by the Company, or (B) the Board, in its sole discretion, determines that such person’s Beneficial Ownership (together with its affiliates and associates) may jeopardize or endanger the unrestricted availability to the Company of its tax benefits or not be in the best interests of the Company.

A purchaser, assignee or transferee of shares of Common Stock (or options or warrants exercisable for Common Stock) from an Exempt Person will not thereby become an Exempt Person, except that a transferee who receives Common Stock as a bequest or inheritance from the estate of an Exempt Person shall be an Exempt Person so long as such transferee continues to be the beneficial owner of 4.95% or more of the then outstanding shares of Common Stock.

Exempt Transactions

The following transactions shall be “Exempt Transactions” under the NOL Rights Agreement: any transaction that the Board determines, in its sole discretion, is exempt from the NOL Rights Agreement, which determination shall be made in the sole and absolute discretion of the Board prior to the date of such transaction, including, without limitation, if the Board determines that (i) neither the beneficial ownership of shares of Common Stock by any person, directly or indirectly, as a result of such transaction nor any other aspect of such transaction would jeopardize or endanger the unrestricted availability to the Company of the Company’s tax benefits or (ii) such transaction is otherwise in the best interests of the Company. In granting an exemption for an “Exempt Transaction,” the Board may require any person who would otherwise be an Acquiring Person to make certain representations or undertakings or to agree that any violation or attempted violation of such representations or undertakings will result in such consequences and subject the person to such conditions as the Board may determine in its sole discretion, including that any such violation shall result in such person becoming an Acquiring Person.

Exercisability; Expiration

The Rights are not exercisable until the Distribution Date and will expire on the earliest of (i) the close of business on December 31, 2021, (ii) the close of business on December 31, 2019, if stockholder approval of the NOL Rights Agreement has not been received by or on such date, (iii) the repeal of Section 382 of the Code and any successor statute or any other change of law if, as a result of such change of law, the Board determines that the NOL Rights Agreement is no longer necessary or desirable for the preservation of certain tax benefits, and (iv) the beginning of the first taxable year of the Company to which the Board determines that certain tax benefits may not be carried forward.

If an Acquiring Person becomes the beneficial owner of 4.95% or more of the outstanding shares of Common Stock, each holder of a Right will thereafter have the right to receive, upon exercise, Common Stock (or, in certain circumstances, cash, property or other securities of the Company), having a value equal to two times the exercise price of the Right. The exercise price is the Purchase Price times the number of shares of Common Stock associated with each Right (initially, one). Notwithstanding any of the foregoing, following the occurrence of an Acquiring Person becoming such (a “Flip-In Event”), all Rights that are, or (under certain circumstances specified in the NOL Rights Agreement) were, beneficially owned by any Acquiring Person will be null and void. However, Rights are not exercisable following the occurrence of a Flip-In Event until such time as the Rights are no longer redeemable by the Company as set forth below.

For example, at an exercise price of $85.00 per Right, each Right distributed in respect of shares of Common Stock not owned by an Acquiring Person (or by certain related parties) following a Flip-In Event would entitle its holder to purchase $170.00 worth of Common Stock (or other consideration, as noted above) for $85.00. If the Common Stock at the time of exercise had a market value per share of $10.00 per share, the holder of each valid Right would be entitled to purchase 17 shares of Common Stock for $85.00.

Until a Right is exercised, the holder thereof, as such, will have no rights as a shareholder of the Company, including, without limitation, the right to vote or to receive dividends. While the distribution of the Rights will not be taxable to shareholders or to the Company, shareholders may, depending upon the circumstances, recognize taxable income in the event that the Rights become exercisable for Common Stock (or other consideration) of the Company as set forth above or in the event the Rights are redeemed.

Anti-Dilution Provisions

The Purchase Price payable, and the number of shares of Preferred Stock or other securities or property issuable upon exercise of the Rights, are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Stock, (ii) if holders of the Preferred Stock are granted certain rights or warrants to subscribe for Preferred Stock or convertible securities at less than the then-current market price of the Preferred Stock, or (iii) upon the distribution to holders of the Preferred Stock of evidence of indebtedness or assets (excluding regular quarterly cash dividends) or of subscription rights or warrants (other than those referred to above).

With certain exceptions, no adjustments in the Purchase Price will be required until cumulative adjustments amount to at least 1% of the Purchase Price. No fractional shares will be issued and, in lieu thereof, an adjustment in cash will be made based on the market price of the Preferred Stock on the last trading date prior to the date of exercise.

Exchange

At any time after the Stock Acquisition Date, the Board may exchange the Rights (other than Rights owned by an Acquiring Person), in whole or in part, at an exchange ratio equal to one (1) share of Common Stock per Right (subject to adjustment).

Redemption

At any time until ten (10) days following the Stock Acquisition Date, the Company may redeem the Rights in whole, but not in part, at a price of $0.001 per Right. Immediately upon action by the Board ordering redemption of the Rights, the Rights will terminate and the only right of the holders of Rights will be to receive the $0.001 redemption price.

Amendments

Other than those provisions relating to the principal economic terms of the Rights, any of the provisions of the NOL Rights Agreement may be amended by the Board prior to the Distribution Date. After the Distribution Date, the provisions of the NOL Rights Agreement may be amended by the Board in order to cure any ambiguity, to make changes which do not adversely affect the interests of holders of Rights (excluding the interests of any Acquiring Person), or to shorten or lengthen any time period under the NOL Rights Agreement; provided, however, that no amendment to lengthen the time period governing redemption shall be made at such time as the Rights are not redeemable.

Anti-Takeover Effects

While intended to reduce the risk of an “ownership change” within the meaning of Section 382 of the Internal Revenue Code, and thereby preserve the current ability of the Company to utilize its NOLs, the Rights could have certain anti-takeover effects. The Rights will cause substantial dilution to a person or group who becomes an Acquiring Person on terms not approved by the Board. The Rights should not interfere with any merger or other business combination approved by the Board, since the Board may exempt such merger or business combination as an Exempt Transaction under the NOL Rights Agreement. In addition, the Rights may be redeemed by the Company, at a price of $0.001 per Right, at any time until ten (10) days following the Stock Acquisition Date.

The foregoing summary description of the NOL Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the NOL Rights Agreement, which is attached as Annex A to this proxy statement and incorporated by reference herein.

Vote Required

The affirmative vote of holders of a majority of the shares of Common Stock voted at the Annual Meeting is required to ratify the NOL Rights Agreement.

If the Company’s stockholders fail to ratify the NOL Rights Agreement, the NOL Rights Agreement will not terminate, but it will expire as of the close of business on December 31, 2019, unless earlier terminated in accordance with its terms. If ratified, the NOL Rights Agreement will expire as of the close of business on December 31, 2021, unless earlier terminated in accordance with its terms.

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” RATIFICATION OF THE NOL RIGHTS AGREEMENT, AND PROXIES EXECUTED AND RETURNED WILL BE SO VOTED UNLESS CONTRARY INSTRUCTIONS ARE INDICATED THEREON.

OTHER BUSINESS

The Board knows of no business that will come before the Annual Meeting except that indicated above. However, if any other matters are properly brought before the Annual Meeting, it is intended that the persons acting under the proxy will vote thereunder in accordance with their best judgment.

DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS AND NOMINATIONS OF BOARD MEMBERS

If a stockholder intends to present a proposal for action at the 2018 annual meeting of stockholders and wishes to have such proposal considered for inclusion in the Company’s proxy materials in reliance on Rule 14a-8 under the Securities Exchange Act of 1934, as amended, the proposal must be submitted in writing and received by the Secretary of the Company on or before August 31, 2017. Such proposal also must meet the requirements of the rules of the SEC relating to stockholder proposals.

The Company’s by-laws establish an advance notice procedure with regard to certain matters, including stockholder proposals and nominations for individuals for election to the Board of Directors. In general, written notice of a stockholder proposal or a director nomination for the next annual meeting must be received by the Secretary of the Company not later than 80 days prior to the next annual meeting (or, if less than 90 days’ notice of the date of the meeting is given by the Company, notice by the stockholder to be timely must be received by the Secretary of the Company no later than the close of business on the 10th day following the day on which public announcement of the date of the meeting is first made by the Company), and must contain specified information and conform to certain requirements, as set forth in the bylaws. If the presiding officer at any meeting of stockholders determines that a stockholder proposal or director nomination was not made in accordance with the bylaws, the Company may disregard such proposal or nomination.

Stockholder proposals submitted for consideration at the Annual Meeting must be delivered to the Corporate Secretary no later than the close of business on January 6, 2017, or the tenth day following the public announcement of the Annual Meeting.

In addition, if a stockholder submits a proposal outside of Rule 14a-8 for the Annual Meeting, and the proposal fails to comply with the advance notice procedures described by the bylaws, then the Company’s proxy may confer discretionary authority on the persons being appointed as proxies on behalf of the Board of Directors to vote on the proposal.

Proposals and nominations should be addressed to the Secretary of the Company, IES Holdings, Inc., One Sound Shore Drive, Suite 304, Greenwich, Connecticut 06830.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

In some cases only one copy of this proxy statement or the Company’s Annual Report on Form 10-K is being delivered to multiple stockholders sharing an address unless the Company has received contrary instructions from one or more of the stockholders. The Company will deliver promptly, upon written or oral request, a separate copy of this proxy statement or the Annual Report to a stockholder at a shared address to which a single copy of the document was delivered. Stockholders sharing an address who are receiving multiple copies of proxy statements or annual reports may also request delivery of a single copy. To request separate or multiple delivery of these materials now or in the future, a stockholder may submit a written request to the Corporate Secretary, IES Holdings, Inc., One Sound Shore Drive, Suite 304, Greenwich, Connecticut 06830 or an oral request by calling the Corporate Secretary at (713) 860-1500.

Annex A

TAX BENEFIT PROTECTION PLAN AGREEMENT

IES HOLDINGS, INC.

AND

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC,

AS RIGHTS AGENT

DATED AS OF NOVEMBER 8, 2016

i

TAX BENEFIT PROTECTION PLAN AGREEMENT

This Tax Benefit Protection Plan Agreement, dated as of November 8, 2016, is by and between IES Holdings, Inc., a Delaware corporation (the “Company”), and American Stock Transfer & Trust Company, LLC, a New York limited liability trust company (the “Rights Agent”).

RECITALS:

WHEREAS, the Company and its subsidiaries have generated NOLs (as defined in Section 1 hereof) for United States federal income tax purposes; and such NOLs may potentially provide valuable Tax Benefits (as defined in Section 1 hereof) to the Company, and the Company desires to avoid an “ownership change” within the meaning of Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”) and the Treasury Regulations (as defined in Section 1 hereof) promulgated thereunder, and thereby preserve its unrestricted use of such NOLs and certain other Tax Benefits; and

WHEREAS, in furtherance of such objective, the Company desires to enter into this Agreement; and

WHEREAS, the Board of Directors of the Company on November 8, 2016 (the “Rights Dividend Declaration Date”) (i) authorized the issuance and declared a dividend of one preferred share purchase right (a “Right”) for each share of the common stock, par value $0.01 per share, of the Company (the “Common Stock”) outstanding as of the close of business on November 18, 2016 (the “Record Date”), and (ii) further authorized the issuance of one Right with respect to each share of Common Stock that shall become outstanding between the Record Date and the earliest to occur of the Distribution Date, the Redemption Date and the Final Expiration Date (as such terms are hereinafter defined); and

WHEREAS, each Right represents the right to purchase one one-thousandth of a share of Series A Junior Participating Preferred Stock of the Company having the rights, powers and preferences set forth in the Company’s Certificate of Designation of Series A Junior Participating Preferred Stock, filed with the Secretary of State of the State of Delaware on January 23, 2013 (the “Certificate of Designation”), upon the terms and subject to the conditions hereinafter set forth.

Accordingly, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

Section 1. Certain Definitions. For purposes of this Agreement, the following terms have the meaning indicated:

(a) “Acquiring Person” shall mean any Person who or which, together with all Affiliates and Associates of such Person, shall be the Beneficial Owner of 4.95% or more of the shares of Common Stock then outstanding, but shall not include (i) the Company, (ii) any Subsidiary of the Company, (iii) any employee benefit plan of the Company, or of any Subsidiary of the Company, or any Person or entity organized, appointed or established by the Company for or pursuant to the terms of any such plan or (iv) any Exempt Person. Notwithstanding the foregoing, no Person shall become an “Acquiring Person” solely as a result of an Exempt Transaction.

(b) “Affiliate” and “Associate” shall mean, with respect to any Person, any other Person whose Common Stock would be deemed constructively owned by such first Person for purposes of Section 382 of the Code, would be deemed owned by a single “entity” as defined in Treasury Regulation § 1.382-3(a)(1) in which both such Persons are included, or otherwise would be deemed aggregated with Common Stock owned by such first Person, in each case for the purpose of determining whether an ownership change has occurred pursuant to the provisions of Section 382 of the Code and the Treasury Regulations thereunder.

(c) “Agreement” shall mean this Tax Benefit Preservation Plan Agreement, as same may be amended or modified after the date hereof.

(d) A Person shall be deemed the “Beneficial Owner” of, shall be deemed to have “Beneficial Ownership” of and shall be deemed to “beneficially own” any securities:

(i) which such Person or any of such Person’s Affiliates or Associates, directly or indirectly, has the right to acquire (whether such right is exercisable immediately or only after the passage of time or the occurrence of an event) pursuant to any agreement, arrangement or understanding (whether or not in writing) or upon the exercise of conversion rights, exchange rights, other rights, warrants or options, or otherwise; provided, however, that a Person shall not be deemed the “Beneficial Owner” of, or to “beneficially own,” (A) securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person’s Affiliates or Associates until such tendered securities are accepted for purchase or exchange, (B) securities issuable upon exercise of Rights at any time prior to the occurrence of a Section 11(a)(ii) Event, (C) securities issuable upon exercise of Rights from and after the occurrence of a Section 11(a)(ii) Event, which Rights were acquired by such Person or any of such Person’s Affiliates or Associates prior to the Distribution Date or pursuant to Section 3(a) or Section 22 hereof (the “Original Rights”) or pursuant to Section 11(i) hereof in connection with an adjustment made with respect to any Original Rights, or (D) securities issued or issuable pursuant to any employee benefit plan of the Company or any Subsidiary of the Company or any employment agreement, arrangement or other understanding between the Company or any Subsidiary of the Company and any Person or any of such Person’s Affiliates or Associates; or

(ii) which such Person or any of such Person’s Affiliates or Associates, directly or indirectly, has the right to vote or dispose of or has “beneficial ownership” of (as determined pursuant to Rule 13d-3 of the General Rules and Regulations under the Exchange Act), including pursuant to any agreement, arrangement or understanding, whether or not in writing; provided, however, that a Person shall not be deemed the “Beneficial Owner” of, or to “beneficially own,” any security under this subparagraph (ii) as a result of (A) an agreement, arrangement or understanding to vote such security if such agreement, arrangement or understanding: (1) arises solely from a revocable proxy or consent given in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable provisions of the General Rules and Regulations under the Exchange Act, and (2) is not also then reportable by such Person on Schedule 13D under the Exchange Act (or any comparable or successor report), or (B) securities issued or issuable pursuant to any employee benefit plan of the Company or any Subsidiary of the Company or any employment agreement, arrangement or other understanding between the Company or any Subsidiary of the Company and any Person or any of such Person’s Affiliates or Associates;

(iii) which are beneficially owned, directly or indirectly, by any other Person (or any Affiliate or Associate thereof) with which such Person (or any of such Person’s Affiliates or Associates) has any agreement, arrangement or understanding (whether or not in writing), for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy or consent as described in the proviso to subparagraph (ii) of this definition) or disposing of any voting securities of the Company; provided, however, that nothing in this definition shall cause a Person engaged in business as an underwriter of securities to be the “Beneficial Owner” of, or to “beneficially own,” any securities acquired through such Person’s participation in good faith in a firm commitment underwriting until the expiration of 40 days after the date of such acquisition, and then only if such securities continue to be owned by such Person at such expiration of forty (40) days; or

(iv) notwithstanding anything herein to the contrary, to the extent not within the foregoing provisions of this Section 1(d), a Person shall be deemed the “Beneficial Owner” of and shall be deemed to “beneficially own” or have “beneficial ownership” of, securities which such Person would be deemed to constructively own or which otherwise would be aggregated with shares owned by such Person pursuant to Section 382 of the Code, or any successor provision or replacement provision, and the Treasury Regulations thereunder.

(e) “Board of Directors” or “Board” shall mean the Board of Directors of the Company.

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(f) “Book Entry” shall mean an uncertificated book entry system for tracking record ownership of shares of Common Stock.

(g) “Business Day” shall mean any day other than a Saturday, a Sunday, or a day on which banking institutions in the State of New York, or the State in which the principal office of the Rights Agent is located, are authorized or obligated by law or executive order to close.

(h) “Close of business” on any given date shall mean 5:00 P.M., New York City time, on such date; provided, however, that if such date is not a Business Day it shall mean 5:00 P.M., New York City time, on the next succeeding Business Day.

(i) “Code” has the meaning assigned to such term in the recitals.

(j) “Common Stock” when used with reference to the Company shall mean the common stock, par value $0.01 per share, of the Company. “Common Stock” when used with reference to any Person other than the Company shall mean the capital stock (or, in the case of an unincorporated entity, the equivalent equity interest) with the greatest voting power of such other Person or, if such other Person is a subsidiary of another Person, the Person or Persons which ultimately control such first-mentioned Person.

(k) “Current Market Price” shall have the meaning set forth in Section 11(d) hereof.

(l) “Current Value” shall have the meaning set forth in Section 11(a)(iii) hereof.

(m) “Distribution Date” shall have the meaning set forth in Section 3 hereof.

(n) “Equivalent Preferred Stock” shall have the meaning set forth in Section 11(b) hereof.

(o) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(p) “Exempt Person” shall mean the following:

(i) (a) the Company and its Subsidiaries (as defined below) including, without limitation, in their fiduciary capacity, (b) any employee benefit plan of the Company or its Subsidiaries, or (c) any entity or trustee holding Common Stock for or pursuant to the terms of any such plan or for the purpose of funding any such plan or funding other employee benefits for employees of the Company or of any Subsidiary of the Company; or

(ii) any Person who, together with its Affiliates and Associates, is the Beneficial Owner of Common Stock (as disclosed in public filings with the Securities and Exchange Commission on or before the Rights Dividend Declaration Date), representing 4.95% or more of the shares of Common Stock outstanding on the Rights Dividend Declaration Date, provided, however, that any such Person described in this clause (ii) shall no longer be treated as an Exempt Person and shall be deemed an Acquiring Person if such Person, together with its Affiliates and Associates, thereafter becomes the Beneficial Owner of securities representing a percentage of the outstanding Common Stock that exceeds by one-half of one percent (0.5%) or more the lowest percentage of the Common Stock Beneficially Owned by such Person at any time since the Rights Dividend Declaration Date, excluding increases in percentage ownership of Common Stock attributable to (x) grant or adjustment of an equity compensation award to such Person by the Company or (y) repurchase or redemption of Common Stock by the Company; or

(iii) any Person who, together with its Affiliates and Associates, becomes the Beneficial Owner of 4.95% or more of the Common Stock then outstanding because of a reduction in the number of outstanding shares of Common Stock as a result of a purchase of Common Stock by the Company or

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its Subsidiaries; provided, however, that any such Person described in this clause (iii) shall no longer be treated as an Exempt Person and shall be deemed an Acquiring Person if such Person together with its Affiliates and Associates, thereafter becomes the Beneficial Owner of a percentage of the outstanding Common Stock Beneficially Owned by such Person at any time since such Person first Beneficially Owned 4.95% or more of the Common Stock, excluding increases in percentage ownership of Common Stock attributable to (x) grant or adjustment of an equity compensation award granted to such Person by the Company or (y) repurchase or redemption of shares of Common Stock by the Company; or

(iv) any Person who, together with its Affiliates and Associates, is the Beneficial Owner of 4.95% or more of the outstanding Common Stock and whose Beneficial Ownership is determined by the Board of Directors in its sole discretion (x) not to jeopardize or endanger the unrestricted availability to the Company of its Tax Benefits or (y) to be in the best interests of the Company; provided, however, that any such Person described in this clause (iv), shall no longer be treated as an Exempt Person and shall be deemed an Acquiring Person if (A) such Person, together with its Affiliates and Associates, thereafter becomes the Beneficial Owner of a percentage of the outstanding Common Stock that exceeds by one-half of one percent (0.5%) or more the lowest percentage of Common Stock Beneficially Owned by such Person at any time since such Person first Beneficially Owned 4.95% or more of the Common Stock, excluding increases in percentage ownership of Common Stock attributable to (I) grant or adjustment of an equity compensation award to such Person by the Company or (II) repurchase or redemption of Common Stock by the Company, or (B) the Company’s Board determines, in its sole discretion, that such Person’s Beneficial Ownership (together with that of its Affiliates and Associates) may jeopardize or endanger the unrestricted availability to the Company of its Tax Benefits or not be in the best interests of the Company.

A purchaser, assignee or transferee of the shares of Common Stock (or warrants or options exercisable for Common Stock) from an Exempt Person does not thereby become an Exempt Person, except that a transferee who receives Common Stock as a bequest or inheritance from the estate of an Exempt Person shall be an Exempt Person so long as the transferee continues to be the Beneficial Owner of 4.95% or more of the then outstanding shares of Common Stock.

(q) “Exempt Transaction” shall mean any transaction that the Board determines, in its sole discretion, is exempt from this Agreement in whole or in part (to the extent of such determination), which determination shall be made in the sole and absolute discretion of the Board prior to the date of such transaction, including, without limitation, if the Board determines that (i) neither the Beneficial Ownership of shares of Common Stock by any Person, directly or indirectly, as a result of such transaction nor any other aspect of such transaction would jeopardize or endanger the unrestricted availability to the Company of the Tax Benefits or (ii) such transaction is otherwise in the best interests of the Company. In granting an exemption under this definition, the Board may require any Person who would otherwise be an Acquiring Person to make certain representations or undertakings or to agree that any violation or attempted violation of such representations or undertakings will result in such consequences and subject to such conditions as the Board may determine in its sole discretion, including that any such violation shall result in such Person becoming an Acquiring Person.

(r) “Final Expiration Date” shall the earliest to occur of (i) the Close of Business on December 31, 2021, (ii) the Close of Business on December 31, 2019, if stockholder approval of this Agreement has not been received by or on such date, (iii) the repeal of Section 382 and any successor statute or any other change of law if, as a result of such change of law, this Agreement is no longer necessary for the preservation of Tax Benefits, and (iv) the beginning of the first taxable year of the Company to which no Tax Benefits may be carried forward. The determination of whether such change of law has occurred within the meaning of the preceding clause (iii), or of which year is the first to which no Tax Benefits may be carried forward as referenced in clause (iv), shall be made by the Board.

(s) “NASDAQ” shall mean the NASDAQ Stock Market.

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(t) “NOLs” shall mean the Company’s net operating loss carryforwards.

(u) “Person” shall mean any individual, firm, corporation or other entity, and shall include any successor (by merger or otherwise) of such Person, and including a group of Persons having an understanding to make a “coordinated acquisition” of Beneficial Ownership of Common Stock within the meaning of Section 1.382-3(a)(1) of the Treasury Regulations, and shall include any successor (by merger or otherwise) of such individual or entity, but shall not include a Public Group (as defined in Section 1.382-2T(f)(13) of the Treasury Regulations).

(v) “Preferred Stock” shall mean the Series A Junior Participating Preferred Stock, par value $0.01 per share, of the Company having the rights and preferences set forth in the Certificate of Designation and, to the extent that there are not a sufficient number of shares of Series A Junior Participating Preferred Stock authorized to permit the full exercise of the Rights, any other series of Preferred Stock, par value $0.01 per share, of the Company designated for such purpose containing terms substantially similar to the terms of the Series A Junior Participating Preferred Stock.

(w) “Purchase Price” shall have the meaning set forth in Section 7(b) of this Agreement.

(x) “Record Date” shall have the meaning set forth in the preamble to this Agreement.

(y) “Redemption Date” shall have the meaning set forth in Section 23(b) hereof.

(z) “Right” shall have the meaning set forth in the recitals of this Agreement.

(aa) “Rights Agent” shall have the meaning set forth in the preamble of this Agreement.

(bb) “Right Certificate” shall have the meaning set forth in Section 3(b) of this Agreement.

(cc) “Rights Dividend Declaration Date” shall have the meaning set forth in the recitals of this Agreement.

(dd) “Section 11(a)(ii) Event” shall have the meaning set forth in Section 11(a)(ii) of this Agreement.

(ee) “Section 27(a)(i) Exchange Ratio” shall have the meaning set forth in Section 27(a) of this Agreement.

(ff) “Securities Act” shall mean the Securities Act of 1933, as amended.

(gg) “Spread” shall have the meaning set forth in Section 11(a)(iii).

(hh) “Stock Acquisition Date” shall mean the first date of public announcement (which for purposes of this definition, shall include, without limitation, a report filed pursuant to Section 13(d) of the Exchange Act) by the Company or an Acquiring Person that an Acquiring Person has become such or such earlier date as of which a majority of the Board of Directors shall have become aware of the existence of an Acquiring Person.

(ii) “Subsidiary” of any Person shall mean any corporation or other entity of which securities or other ownership interests having ordinary voting power sufficient to elect a majority of the board of directors or other persons performing similar functions are Beneficially Owned, directly or indirectly, by such Person, and any corporation or other entity that is otherwise controlled by such Person.

(jj) “Substitution Period” shall the meaning set forth in Section 11(a)(iii) of this Agreement.

(kk) “Summary of Rights” shall have the meaning set forth in Section 3(b) of this Agreement.

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(ll) “Tax Benefits” shall mean the Company’s and its Subsidiaries’ NOLs, capital loss carryovers, general business credit carryovers, alternative minimum tax credit carryovers, and, if they have a “net unrealized built-in loss” within the meaning of Section 382 of the Code and the Treasury Regulations promulgated thereunder, losses and deductions attributable to the net unrealized built-in loss.

(mm) “Trading Day” shall have the meaning set forth in Section 11(d)(i) of this Agreement.

(nn) “Treasury Regulations” shall mean final, temporary and proposed income tax regulations promulgated under the Code, as amended.

(oo) “Trust” shall have the meaning assigned to such term in Section 27(a).

(pp) “Trust Agreement” shall have the meaning assigned to such term in Section 27(a).

Section 2. Appointment of Rights Agent. The Company hereby appoints the Rights Agent to act as agent for the Company and the holders of the Rights (who, in accordance with Section 3 hereof, shall prior to the Distribution Date also be the holders of Common Stock) in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-Rights Agents as it may deem necessary or desirable.

Section 3. Issue of Right Certificates. (a) Until the earlier of (i) the close of business on the tenth day after the Stock Acquisition Date (or, if the tenth day after the Stock Acquisition Date occurs before the Record Date, then the Record Date) and (ii) the close of business on the tenth Business Day (or such later date as may be determined by action of the Board of Directors prior to such time as any Person becomes an Acquiring Person) after the date of the commencement by any Person (other than an Exempt Person) of, or of the first public announcement of the intention of such Person (other than an Exempt Person) to commence, a tender or exchange offer the consummation of which would result in any Person (other than an Exempt Person) becoming an Acquiring Person (including any such date which is after the date of this Agreement and prior to the issuance of the Rights), the earlier of such dates being herein referred to as the “Distribution Date”), (x) the Rights will be evidenced (subject to the provisions of Section 3(b) hereof) by the certificates for Common Stock registered in the names of the holders thereof (or by Book Entry in respect of shares of Common Stock) and not by separate Right Certificates, and (y) the Rights will be transferable only in connection with the transfer of Common Stock. As soon as practicable after the Distribution Date, the Company will prepare and execute, the Rights Agent will countersign, and the Company will send or cause to be sent (and the Rights Agent will, if requested, send) by first-class, insured, postage-prepaid mail, to each record holder of Common Stock as of the close of business on the Distribution Date (other than any Acquiring Person or any Associate or Affiliate of an Acquiring Person), at the address of such holder shown on the records of the Company, a Right Certificate, in substantially the form of Exhibit B hereto (a “Right Certificate”), evidencing one Right (subject to adjustment as provided herein) for each share of Common Stock so held. As of the Distribution Date, the Rights will be evidenced solely by such Right Certificates.

(b) Attached hereto as Exhibit C is a Summary of Rights to Purchase Shares of Preferred Stock (the “Summary of Rights”). As promptly as practicable following the Record Date, the Company shall send a copy of the Summary of Rights in substantially the form attached as Exhibit C to each record holder of Common Stock as of the close of business on the Record date at the address shown on the records of the Company. With respect to certificates for Common Stock outstanding as of the date hereof, until the Distribution Date, the Rights will be evidenced by such certificates registered in the names of the holders thereof together with the Summary of Rights. Until the Distribution Date (or the earlier of the Redemption Date or the Final Expiration Date), the surrender for transfer of any certificate for Common Stock outstanding as of the date hereof, with or without a copy of the Summary of Rights, shall also constitute the transfer of the Rights associated with the Common Stock represented thereby.

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(c) Rights shall be issued in respect of all shares of Common Stock which are issued (whether originally issued or from the Company’s treasury) after the Record Date but before the earliest of the Distribution Date, the Final Expiration Date and the Redemption Date. Certificates issued for Common Stock (including, without limitation, upon transfer of outstanding Common Stock, disposition of Common Stock out of treasury stock or issuance or reissuance of Common Stock out of authorized but unissued shares) after the date hereof but prior to the earliest of the Distribution Date, the Redemption Date and the Final Expiration Date shall also be deemed to be certificates for the Rights, and shall have impressed on, printed on, written on or otherwise affixed to them the following legend:

This certificate also evidences and entitles the holder hereof to certain rights, subject to adjustment, as set forth in a Tax Benefit Protection Plan Agreement between IES Holdings, Inc. and American Stock Transfer & Trust Company, LLC, dated as of November 8, 2016 as the same may be amended from time to time (the “Rights Agreement”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of IES Holdings, Inc. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. IES Holdings, Inc. will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. Under certain circumstances, as set forth in the Rights Agreement, Rights owned by or transferred to any Person who becomes an Acquiring Person (as defined in the Rights Agreement) and certain transferees thereof will become null and void and will no longer be transferable.

With respect to Book Entry shares of Common Stock, such legend shall be included in a notice to the registered holder of such shares in accordance with applicable law. With respect to such certificates containing the foregoing legend, or any notice of the foregoing legend delivered to the holders of Book Entry shares, until the earlier of the Distribution Date and the Final Expiration Date, the Rights associated with the Common Stock represented by such certificates or Book Entry shares shall be evidenced by such certificates or Book Entry shares alone, and the surrender for transfer of any such certificate, except as otherwise provided herein, shall also constitute the transfer of the Rights associated with the Common Stock represented thereby. In the event that the Company purchases or otherwise acquires any Common Stock after the date hereof but prior to the Distribution Date, any Rights associated with such Common Stock shall be deemed cancelled and retired so that the Company shall not be entitled to exercise any Rights associated with the Common Stock which are no longer outstanding.

Notwithstanding this Section 3(c), neither the omission of a legend nor the failure to deliver the notice of the legend required hereby shall affect the enforceability of any part of this Agreement or the rights of any holder of the Rights.

Section 4. Form of Right Certificates. (a) The Right Certificates (and the forms of election to purchase shares and of assignment to be printed on the reverse thereof) shall be substantially in the form set forth in Exhibit B hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of the NASDAQ or of any other stock exchange or automated quotation system on which the Rights may from time to time be listed, or to conform to usage. Subject to the provisions of Sections 11 and 22 hereof, the Right Certificates shall entitle the holders thereof to purchase such number of one one-thousandths of a share of Preferred Stock as shall be set forth therein at the price per one one-thousandth of a share of Preferred Stock set forth therein (as determined pursuant to Section 7; the “Purchase Price”), but the number of such one one-thousandths of a share of Preferred Stock and the Purchase Price shall be subject to adjustment as provided herein.

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(b) Any Right Certificate issued pursuant to Section 3(a), Section 11(i) or Section 22 hereof that represents Rights Beneficially Owned by any Person known to be: (i) an Acquiring Person or any Associate or Affiliate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee after the Acquiring Person becomes such, (iii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom such Acquiring Person has any continuing plan, agreement, arrangement or understanding regarding the transferred Rights or (B) a transfer which the Board of the Company has determined is part of a plan, agreement, arrangement or understanding which has as a primary purpose or effect avoidance of Section 7(e) hereof, or (iv) subsequent transferees of such Persons described in clause (i), (ii) or (iii) of this sentence, and any Right Certificate issued pursuant to Section 6 or Section 11 hereof upon transfer, exchange, replacement or adjustment of any other Right Certificate referred to in this sentence, shall contain (to the extent feasible) a legend substantially in the following form: “The Rights represented by this Right Certificate are or were Beneficially Owned by a Person who was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such terms are defined in the Rights Agreement). Accordingly, this Right Certificate and the Rights represented hereby may become null and void in the circumstances specified in Section 7(e) of such Agreement.” The absence of the foregoing legend on any Right Certificate shall in no way affect any of the other provisions of this Agreement, including, without limitation, the provisions of Section 7(e).

Section 5. Countersignature and Registration. (a) The Right Certificates shall be executed on behalf of the Company by the President or any of the Vice Presidents, the Treasurer or the Controller of the Company, either manually or by facsimile signature, shall have affixed thereto the Company’s seal or a facsimile thereof (if the Company has a seal), and shall be attested by the Secretary or an Assistant Secretary of the Company, either manually or by facsimile signature. The Right Certificates shall be manually countersigned by the Rights Agent and shall not be valid for any purpose unless countersigned. In case any officer of the Company who shall have signed any of the Right Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Right Certificates, nevertheless, may be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the Person who signed such Right Certificates had not ceased to be such officer of the Company; and any Right Certificate may be signed on behalf of the Company by any Person who, at the actual date of the execution of such Right Certificate, shall be a proper officer of the Company to sign such Right Certificate, although at the date of the execution of this Agreement any such Person was not such an officer.

(b) Following the Distribution Date, the Rights Agent will keep or cause to be kept, at an office or agency designated as the appropriate place for surrender of Right Certificates upon exercise or transfer, books for registration and transfer of the Right Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Right Certificates, the number of Rights evidenced on its face by each of the Right Certificates and the date of each of the Right Certificates.

Section 6. Transfer, Split Up, Combination and Exchange of Right Certificates; Mutilated, Destroyed, Lost or Stolen Right Certificates. (a) Subject to the provisions of Sections 7(e), 11(a)(ii) and 14 hereof, at any time after the close of business on the Distribution Date, and prior to the close of business on the earlier of the Redemption Date and the Final Expiration Date, any Right Certificate or Right Certificates may be transferred, split up, combined or exchanged for another Right Certificate or Right Certificates, entitling the registered holder to purchase a like number of one one-thousandths of a share of Preferred Stock (or, following a Section 11(a)(ii) Event, Common Stock, other securities, cash or other assets, as the case may be) as the Right Certificate or Right Certificates surrendered then entitled such holder to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Right Certificate or Right Certificates shall make such request in writing delivered to the Rights Agent, and shall surrender the Right Certificate or Right Certificates to be transferred, split up, combined or exchanged at the office or agency of the Rights Agent designated for such purpose. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of

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any such surrendered Right Certificate until the registered holder shall have completed and signed the certificate contained in the form of assignment on the reverse side of such Right Certificate and shall have provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company shall reasonably request. Thereupon the Rights Agent shall countersign and deliver to the Person entitled thereto a Right Certificate or Right Certificates, as the case may be, as so requested. The Company may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Right Certificates. The Rights Agent shall promptly forward any such sum collected by it to the Company or to such Person(s) as the Company shall specify by written notice.

(b) Subject to the provisions of Section 11(a)(ii) hereof, at any time after the Distribution Date and prior to the close of business on the earlier of the Redemption Date and the Final Expiration Date, upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Right Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and, at the Company’s request, reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Right Certificate if mutilated, the Company will make and deliver a new Right Certificate of like tenor to the Rights Agent for delivery to the registered holder in lieu of the Right Certificate so lost, stolen, destroyed or mutilated.

Section 7. Exercise of Rights, Purchase Price; Final Expiration Date of Rights. (a) Subject to Section 7(e) and Section 27 hereof, the registered holder of any Right Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein, including, without limitation, the restrictions on exercisability set forth in Section 9(c), Section 11(a)(iii) and Section 23 hereof) in whole or in part at any time after the Distribution Date upon surrender of the Right Certificate, with the form of election to purchase and the certificate on the reverse side thereof duly executed, to the Rights Agent at the principal office or offices of the Rights Agent designated for such purpose, together with payment of the aggregate Purchase Price with respect to the total number of one one-thousandth of a share of Preferred Stock (or other securities, cash or other assets, as the case may be) as to which such surrendered Rights are then exercisable, at or prior to the earliest of (i) the close of business on the Final Expiration Date, (ii) the Redemption Date, and (iii) the time at which all of the Rights (other than Rights that have become void pursuant to the provisions of Section 7(e) hereof) are exchanged for Common Stock or other assets or securities as provided in Section 27 hereof (the earliest of (i) and (ii) and (iii) being herein referred to as the “Expiration Date”).

(b) The Purchase Price shall be initially $79.30 (the “Purchase Price”) for each one-thousandth of a share of Preferred Stock purchasable upon the exercise of a Right. The Purchase Price and the number of one one-thousandths of a share of Preferred Stock or other securities or property to be acquired upon exercise of a Right shall be subject to adjustment from time to time as provided in Section 11 hereof and shall be payable in lawful money of the United States of America in accordance with Section 7(c).

(c) Except as otherwise provided herein, upon receipt of a Right Certificate representing exercisable Rights, with the form of election to purchase duly executed, accompanied by payment of the aggregate Purchase Price for the shares of Preferred Stock to be purchased and an amount equal to any applicable transfer tax required to be paid by the holder of such Right Certificate in accordance with Section 9 hereof, in cash or by certified check, cashier’s check or money order payable to the order of the Company, the Rights Agent shall, subject to Section 20(k) hereof, thereupon promptly (i) (A) requisition from any transfer agent of the Preferred Stock certificates for the number of shares of Preferred Stock to be purchased and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests, or (B) requisition from the depositary agent depositary receipts representing interests in such number of one one-thousandths of a share of Preferred Stock as are to be purchased (in which case certificates for the Preferred Stock represented by such receipts shall be deposited by the transfer agent with the depositary agent) and the Company hereby directs the depositary agent to comply with such request, (ii) when appropriate, requisition from the Company the amount of cash to be paid in lieu of issuance of fractional shares in accordance with Section 14 hereof, (iii) promptly after receipt of such

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certificates or depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Right Certificate, registered in such name or names as may be designated by such holder and (iv) when appropriate, after receipt, promptly deliver such cash to or upon the order of the registered holder of such Right Certificate. If the Company is obligated to issue other securities (including Common Stock) of the Company, pay cash and/or distribute other property pursuant to Section 11(a) hereof, the Company will make all arrangements necessary so that such other securities, cash and/or other property are available for distribution by the Rights Agent, if and when appropriate. The Company reserves the right to require prior to the occurrence of a Section 11(a)(ii) Event that, upon any exercise of Rights, a number of Rights be exercised so that only whole shares of Preferred Stock would be issued.

(d) Except as otherwise provided herein, in case the registered holder of any Right Certificate shall exercise less than all the Rights evidenced thereby, a new Right Certificate evidencing Rights equivalent to the exercisable Rights remaining unexercised shall be issued by the Rights Agent to the registered holder of such Right Certificate or to his duly authorized assigns, subject to the provisions of Section 14 hereof.

(e) Notwithstanding anything in this Agreement to the contrary, from and after the first occurrence of a Section 11(a)(ii) Event, any Rights Beneficially Owned by any Person known to be (i) an Acquiring Person or an Associate or Affiliate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee after the Acquiring Person becomes such, (iii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom the Acquiring Person has any continuing plan, agreement, arrangement or understanding regarding the transferred Rights or (B) a transfer which the Board of Directors has determined is part of a plan, agreement, arrangement or understanding which has as a primary purpose or effect the avoidance of this Section 7(e), or (iv) subsequent transferees of such Persons described in clause (i), (ii) or (iii) of this sentence, shall become null and void without any further action and no holder of such Rights shall have any rights whatsoever with respect to such Rights, whether under any provision of this Agreement or otherwise. The Company shall use all reasonable efforts to insure that the provisions of this Section 7(e) and Section 4(b) hereof are complied with, but shall have no liability to any holder of Right Certificates or other Person as a result of its failure to make any determinations with respect to an Acquiring Person or any of its Affiliates, Associates or transferees hereunder.

(f) Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder of Rights upon the occurrence of any purported transfer or exercise of Rights pursuant to Section 6 hereof or this Section 7 unless such registered holder shall have (i) properly completed and signed the certificate contained in the form of assignment or election to purchase set forth on the reverse side of the Right Certificate surrendered for such transfer or exercise and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) thereof as the Company shall reasonably request.

Section 8. Cancellation and Destruction of Right Certificates. All Right Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or to any of its agents, be delivered to the Rights Agent for cancellation or in cancelled form, or, if surrendered to the Rights Agent, shall be cancelled by it, and no Right Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Right Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all cancelled Right Certificates to the Company, or shall, at the written request of the Company, destroy such cancelled Right Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

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Section 9. Reservation and Availability of Shares of Preferred Stock. (a) The Company covenants and agrees that it will cause to be reserved and kept available out of its authorized and unissued shares of Preferred Stock or any shares of Preferred Stock held in its treasury (and, following the occurrence of a Section 11(a)(ii) Event, out of its authorized and unissued shares of Common Stock and/or other securities or out of its authorized and unissued shares held in its treasury), the number of shares of Preferred Stock (and, following the occurrence of a Section 11(a)(ii) Event, Common Stock or other securities) that will be sufficient to permit the exercise in full of all outstanding Rights in accordance with this Agreement.

(b) So long as the shares of Preferred Stock (and, following the occurrence of a Section 11(a)(ii) Event, shares of Common Stock and other securities) issuable and deliverable upon the exercise of Rights may be listed or admitted to trading on the NASDAQ or listed on any other national securities exchange or quotation system, the Company shall use its best efforts to cause, from and after such time as the Rights become exercisable, all shares reserved for such issuance to be listed or admitted to trading on the NASDAQ or listed on any other exchange or quotation system upon official notice of issuance upon such exercise.

(c) From and after such time as the Rights become exercisable, the Company shall use its best efforts, if then necessary to permit the issuance of shares of Preferred Stock (and following the time that a Person first becomes an Acquiring Person, shares of Common Stock and other securities) upon the exercise of Rights, to register and qualify such shares of Preferred Stock (and following the time that a Person first becomes an Acquiring Person, shares of Common Stock and other securities) under the Securities Act and any applicable state securities or “Blue Sky” laws (to the extent exemptions therefrom are not available), cause such registration statement and qualifications to become effective as soon as possible after such filing and keep such registration and qualifications effective until the earlier of the date as of which the Rights are no longer exercisable for such securities and the Final Expiration Date. The Company may temporarily suspend, for a period of time not to exceed 90 days, the exercisability of the Rights in order to prepare and file a registration statement under the Securities Act and permit it to become effective. Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. Notwithstanding any provision of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction unless the requisite qualification in such jurisdiction shall have been obtained and until a registration statement under the Securities Act (if required) shall have been declared effective.

(d) The Company covenants and agrees that it will take all such action as may be necessary to ensure that all shares of Preferred Stock (and, following the time that a Person becomes an Acquiring Person, shares of Common Stock and other securities) delivered upon exercise of Rights shall, at the time of delivery of the certificates therefor (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable shares.

(e) The Company further covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and charges which may be payable in respect of the issuance or delivery of the Right Certificates or of any shares of Preferred Stock (or shares of Common Stock or other securities) upon the exercise of Rights. The Company shall not, however, be required to pay any transfer tax which may be payable in respect of any transfer or delivery of Right Certificates to a Person other than, or the issuance or delivery of certificates or depositary receipts for the Preferred Stock (or shares of Common Stock or other securities) in a name other than that of, the registered holder of the Right Certificate evidencing Rights surrendered for exercise or to issue or deliver any certificates or depositary receipts for Preferred Stock (or shares of Common Stock or other securities) upon the exercise of any Rights until any such tax shall have been paid (any such tax being payable by that holder of such Right Certificate at the time of surrender) or until it has been established to the Company’s reasonable satisfaction that no such tax is due.

Section 10. Preferred Stock Record Date. Each Person in whose name any certificate for Preferred Stock is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the

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shares of Preferred Stock represented thereby on, and such certificate shall be dated, the date upon which the Right Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and any applicable transfer taxes) was made; provided, however, that if the date of such surrender and payment is a date upon which the Preferred Stock (or Common Stock or other securities, as the case may be) transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares (fractional or otherwise) on, and such certificate shall be dated, the next succeeding Business Day on which the Preferred Stock (or Common Stock or other securities, as the case may be) transfer books of the Company are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Right Certificate shall not be entitled to any rights of a holder of Preferred Stock for which the Rights shall be exercisable, including, without limitation, the right to vote or to receive dividends or other distributions, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

Section 11. Adjustment of Purchase Price, Number of Shares and Number of Rights. The Purchase Price, the number of shares of Preferred Stock or other securities or property purchasable upon exercise of each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

(a) (i) If the Company shall at any time after the date of this Agreement (A) declare a dividend on the Preferred Stock payable in shares of Preferred Stock, (B) subdivide the outstanding Preferred Stock, (C) combine the outstanding Preferred Stock into a smaller number of Preferred Stock or (D) issue any shares of its capital stock in a reclassification of the Preferred Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11(a) and Section 7(e) hereof, the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of shares of capital stock issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive the aggregate number and kind of shares of capital stock which, if such Right had been exercised immediately prior to such date and at a time when the Preferred Stock transfer books of the Company were open, the holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right. If an event occurs which would require an adjustment under both this Section 11(a)(i) and Section 11(a)(ii) hereof, the adjustment provided for in this Section 11(a)(i) shall be in addition to, and shall be made prior to, any adjustment required pursuant to Section 11(a)(ii) hereof.

(ii) Subject to the provisions of this Agreement, including, without limitation, Section 27 hereof, if any Person becomes an Acquiring Person (a “Section 11(a)(ii) Event”), then, promptly following the occurrence of such event, proper provision shall be made so that each holder of a Right (except as provided below and in Section 7(e) hereof) shall thereafter have the right to receive, upon exercise thereof at the then current Purchase Price in accordance with the terms of this Agreement, in lieu of a number of one one-thousandths of a share of Preferred Stock, such number of shares of Common Stock of the Company as shall equal the result obtained by (x) multiplying the then current Purchase Price by the then number of one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to the first occurrence of a Section 11(a)(ii) Event, and (y) dividing that product (which, following such first occurrence, shall thereafter be referred to as the “Purchase Price” for each Right and for all purposes of this Agreement) by 50% of the Current Market Price (determined pursuant to Section 11(d) hereof) per share of Common Stock on the date of such first occurrence (such number of shares, the “Adjustment Shares”).

(iii) If the number of shares of Common Stock which are authorized by the Company’s Certificate of Incorporation but not outstanding, subscribed for or reserved for issuance for purposes other than upon exercise of the Rights are not sufficient to permit the exercise in full of the Rights in accordance with the foregoing subparagraph (ii) of this Section 11(a), the Company shall (A) determine the value of the Adjustment Shares issuable upon the exercise of a Right (the “Current Value”), and (B) with respect to each Right (subject to Section 7(e) hereof), make adequate provision to substitute for the Adjustment Shares,

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upon the exercise of a Right and payment of the applicable Purchase Price, (1) cash, (2) a reduction in the Purchase Price, (3) other equity securities of the Company (including, without limitation, shares, or units of shares, of preferred stock, such as the Preferred Stock, which the Board of Directors has deemed to have essentially the same value or economic rights as shares of Common Stock), (4) debt securities of the Company, (5) other assets, or (6) any combination of the foregoing, having an aggregate value equal to the Current Value (less the amount of any reduction in the Purchase Price), where such aggregate value has been determined by the Board based upon the advice of a nationally recognized investment banking firm selected by the Board; provided, however, that if the Company shall not have made adequate provision to deliver value pursuant to clause (B) above within 30 days following the later of (x) the first occurrence of a Section 11(a)(ii) Event and (y) the date on which the Company’s right of redemption pursuant to Section 23(a) expires (the later of (x) and (y) being referred to herein as the “Section 11(a)(ii) Trigger Date”), then the Company shall be obligated to deliver, upon the surrender for exercise of a Right and without requiring payment of the Purchase Price, shares of Common Stock (to the extent available), and then, if necessary, cash, which shares and/or cash have an aggregate value equal to the Spread. For purposes of the preceding sentence, the term “Spread” shall mean the excess of (i) the Current Value over (ii) the Purchase Price. If the Board of Directors determines in good faith that it is likely that sufficient additional shares of Common Stock could be authorized for issuance upon exercise in full of the Rights, the 30-day period set forth above may be extended to the extent necessary, but not more than 90 days after the Section 11(a)(ii) Trigger Date, in order that the Company may seek stockholder approval for the authorization of such additional shares (such 30-day period, as it may be extended, is herein called the “Substitution Period”). To the extent that the Company determines that action should be taken pursuant to the first and/or third sentences of this Section 11(a)(iii), the Company (1) shall provide, subject to Section 7(e) hereof, that such action shall apply uniformly to all outstanding Rights, and (2) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek such stockholder approval for such authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to such first sentence and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. For purposes of this Section 11(a)(iii), the value of each Adjustment Share shall be the Current Market Price per share of the Common Stock on the Section 11(a)(ii) Trigger Date and the per share or per unit value of any Common Stock Equivalent shall be deemed to equal the Current Market Price per share of the Common Stock on such date.

(b) In case the Company shall fix a record date for the issuance of rights, options or warrants to all holders of Preferred Stock entitling them (for a period expiring within 45 calendar days after such record date) to subscribe for or purchase Preferred Stock (or shares having similar rights, privileges and preferences as the Preferred Stock (“Equivalent Preferred Stock”)) or securities convertible into Preferred Stock or Equivalent Preferred Stock at a price per share of Preferred Stock or Equivalent Preferred Stock (or having a conversion price per share, if a security convertible into shares of Preferred Stock or Equivalent Preferred Stock) less than the then current per share market price of the Preferred Stock (determined pursuant to Section 11(d) hereof) on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Preferred Stock and Equivalent Preferred Stock outstanding on such record date plus the number of shares of Preferred Stock and Equivalent Preferred Stock which the aggregate offering price of the total number of shares of Preferred Stock and/or Equivalent Preferred Stock so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such current market price, and the denominator of which shall be the number of shares of Preferred Stock and Equivalent Preferred Stock outstanding on such record date plus the number of additional shares of Preferred Stock and/or Equivalent Preferred Stock to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible); provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right. In case such subscription price may be paid in a consideration part or all of

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which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of Directors, whose determination shall be described in a statement filed with the Rights Agent. Shares of Preferred Stock and Equivalent Preferred Stock owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed; and if such rights, options or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

(c) In case the Company shall fix a record date for the making of a distribution to all holders of the Preferred Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation) of evidences of indebtedness or assets (other than a regular quarterly cash dividend or a dividend payable in Preferred Stock) or subscription rights or warrants (excluding those referred to in Section 11(b) hereof), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the then Current Market Price per share of the Preferred Stock (determined pursuant to Section 11(d) hereof) on such record date, less the fair market value (as determined in good faith by the Board of Directors whose determination shall be described in a statement filed with the Rights Agent) of the portion of the assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to one share of Preferred Stock, and the denominator of which shall be such current per share market price (determined pursuant to Section 11(d) hereof) of the Preferred Stock; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company to be issued upon exercise of one Right. Such adjustments shall be made successively whenever such a record date is fixed; and if such distribution is not so made, the Purchase Price shall again be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

(d) (i) Except as otherwise provided herein, for the purpose of any computation hereunder (other than computations made pursuant to Section 11(a)(ii) hereof), the Current Market Price per share of any security (a “Security” for the purpose of this Section 11(d)(i)) on any date shall be deemed to be the average of the daily closing prices per share of such Security for the 30 consecutive Trading Days (as such term is hereinafter defined) immediately prior to such date, and for purposes of computations made pursuant to Section 11(a)(iii) hereof, the Current Market Price per share of Common Stock on any date shall be deemed to be the average of the daily closing prices per share of such Common Stock for the ten (10) consecutive Trading Days immediately following such date; provided, however, that in the event that the Current Market Price per share of the Common Stock is determined during a period following the announcement by the issuer of such Common Stock of (A) a dividend or distribution on such Common Stock payable in shares of such Common Stock or securities convertible into shares of such Common Stock (other than the Rights), or (B) any subdivision, combination or reclassification of such Common Stock, and the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification shall not have occurred prior to the commencement of the requisite 30 Trading Day or ten (10) Trading Day period, as set forth above, then, and in each such case, the Current Market Price shall be properly adjusted to take into account ex-dividend trading. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or NASDAQ or, if the shares of Common Stock are not listed or admitted to trading on the New York Stock Exchange or NASDAQ, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading or, if the shares of Common Stock are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market or such other system then in use, or, if on any such date the shares of Common Stock are not so quoted, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Common Stock selected by the Board of Directors. If on any such date no market maker is making a market in the Common Stock, the fair value of such shares on such date as determined in good faith

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by the Board shall be used. The term “Trading Day” shall mean a day on which the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading is open for the transaction of business or, if the shares of Common Stock are not listed or admitted to trading on any national securities exchange, a Business Day. If the Common Stock is not publicly held or not so listed or traded, Current Market Price per share shall mean the fair value per share as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

(ii) For the purpose of any computation hereunder, the Current Market Price per share of Preferred Stock shall be determined in the same manner as set forth above for the Common Stock in clause (i) of this Section 11(d) (other than the last sentence thereof). If the Current Market Price per share of Preferred Stock cannot be determined in the manner provided above or if the Preferred Stock is not publicly held or listed or traded in a manner described in clause (i) of this Section 11(d), the Current Market Price per share of Preferred Stock shall be conclusively deemed to be an amount equal to 1,000 (as such number may be appropriately adjusted for such events as stock splits, stock dividends and recapitalizations with respect to the Common Stock occurring after the date of this Agreement) multiplied by the Current Market Price per share of the Common Stock. If neither the Class A Common Stock nor the Preferred Stock is publicly held or so listed or traded, Current Market Price per share of the Preferred Stock shall mean the fair value per share as determined in good faith by the Board of Directors, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

(e) No adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Purchase Price; provided, however, that any adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest one ten-thousandth of a share of Preferred Stock or share of Common Stock or other share or security as the case may be. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three years from the date of the transaction which requires such adjustment and (ii) the date of the expiration of the right to exercise any Rights.

(f) If, as a result of an adjustment made pursuant to Section 11(a)(ii) hereof, the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock of the Company other than the Preferred Stock, thereafter the Purchase Price and the number of such other shares so receivable upon exercise of a Right shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Stock contained in Sections 11(a), 11(b), 11(c), 11(e), 11(g), 11(h), 11(i), 11(j), 11(k) and 11(m) and the provisions of Sections 7, 9, 10 and 14 hereof with respect to the Preferred Stock shall apply on like terms to any such other shares.

(g) All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of one one-thousandths of a share of Preferred Stock purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

(h) Unless the Company shall have exercised its election as provided in Section 11(i), upon each adjustment of the Purchase Price as a result of the calculations made in Sections 11(b) and (c), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one one-thousandths of a share of Preferred Stock (calculated to the nearest one ten-thousandth of a share of Preferred Stock) obtained by (i) multiplying (x) the number of one one-thousandths of a share covered by a Right immediately prior to such adjustment by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

(i) The Company may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Rights, in substitution for any adjustment in the number of one one-thousandths of a share of Preferred Stock

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purchasable upon the exercise of a Right. Each of the Rights outstanding after such adjustment of the number of Rights shall be exercisable for the number of one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one ten-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Right Certificates have been issued, shall be at least 10 days later than the date of the public announcement. If Right Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company may, as promptly as practicable, cause to be distributed to holders of record of Right Certificates on such record date Right Certificates evidencing, subject to Section 14 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Right Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Right Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Right Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein and shall be registered in the names of the holders of record of Right Certificates on the record date specified in the public announcement.

(j) Irrespective of any adjustment or change in the Purchase Price or the number of one one-thousandths of a share of Preferred Stock issuable upon the exercise of the Rights, the Right Certificates theretofore and thereafter issued may continue to express the Purchase Price and the number of one one-thousandths of a share of Preferred Stock which were expressed in the initial Right Certificates issued hereunder.

(k) Before taking any action that would cause an adjustment reducing the Purchase Price below the then par value, if any, of the Preferred Stock or other shares of capital stock issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of Preferred Stock or other such shares at such adjusted Purchase Price.

(l) In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuing to the holder of any Right exercised after such record date of the Preferred Stock and other capital stock or securities of the Company, if any, issuable upon such exercise over and above the Preferred Stock and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares upon the occurrence of the event requiring such adjustment.

(m) Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that it in its sole discretion shall determine to be advisable in order that any consolidation or subdivision of the Preferred Stock, issuance wholly for cash of any shares of Preferred Stock at less than the current market price, issuance wholly for cash or Preferred Stock or securities which by their terms are convertible into or exchangeable for Preferred Stock, dividends on Preferred Stock payable in shares of Preferred Stock or issuance of rights, options or warrants referred to hereinabove in Section 11(b), hereafter made by the Company to holders of its Preferred Stock shall not be taxable to such stockholders.

(n) The Company covenants and agrees that it shall not, at any time after the Distribution Date, (i) consolidate with any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o) hereof), (ii) merge with or into any other Person (other than a Subsidiary of the Company in a

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transaction which complies with Section 11(o) hereof), or (iii) sell or transfer (or permit any Subsidiary to sell or transfer), in one transaction, or a series of related transactions, assets, cash flow or earning power aggregating more than 50% of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company and/or any of its Subsidiaries in one or more transactions each of which complies with Section 11(o) hereof), if at the time of or immediately after such consolidation, merger or sale there are any rights, warrants or other instruments or securities outstanding or agreements in effect which would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights.

(o) The Company agrees that, after the earlier of the Distribution Date or the Stock Acquisition Date, it will not, except as permitted by Sections 23, 24 or 27 hereof, take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or eliminate the benefits intended to be afforded by the Rights.

(p) Anything in this Agreement to the contrary notwithstanding, if at any time after the date of this Agreement and prior to the Distribution Date, the Company shall (i) declare or pay any dividend on the Common Stock payable in Common Stock or (ii) effect a subdivision, combination or consolidation of the Common Stock (by reclassification or otherwise than by payment of a dividend payable in Common Stock) into a greater or lesser number of Common Stock, then in any such case, the number of Rights associated with each share of Common Stock then outstanding, or issued or delivered thereafter, shall be proportionately adjusted so that the number of Rights thereafter associated with each share of Common Stock following any such event shall equal the result obtained by multiplying the number of Rights associated with each share of Common Stock immediately prior to such event by a fraction the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to the occurrence of the event and the denominator of which shall be the total number of shares of Common Stock outstanding immediately following the occurrence of such event.

Section 12. Certificate of Adjusted Purchase Price or Number of Shares. Whenever an adjustment is made as provided in Section 11 hereof, the Company shall promptly (a) prepare a certificate setting forth such adjustment, and a brief statement of the facts accounting for such adjustment, (b) file with the Rights Agent and with each transfer agent for the Common Stock or the Preferred Stock a copy of such certificate and (c) mail a brief summary thereof to each holder of a Right Certificate in accordance with Section 25 hereof (if so required under Section 25 hereof). The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment therein contained and shall not be deemed to have knowledge of any such adjustment unless and until it shall have received such certificate.

Section 13. [Intentionally Omitted]

Section 14. Fractional Rights and Fractional Shares. (a) The Company shall not be required to issue fractions of Rights or to distribute Right Certificates which evidence fractional Rights (except prior to the Distribution Date in accordance with Section 11(p) hereof). In lieu of such fractional Rights, there shall be paid to the registered holders of the Right Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Right. For the purposes of this Section 14(a), the current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price for any day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NASDAQ or, if the Rights are not listed or admitted to trading on the NASDAQ, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading or, if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by NASDAQ or such other system then in use or, if on any such date the Rights are not quoted by any such organization, the average of the closing bid and

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asked prices as furnished by a professional market maker making a market in the Rights selected by the Board of Directors. If on any such date no such market maker is making a market in the Rights, the fair value of the Rights on such date as determined in good faith by the Board of Directors shall be used.

(b) The Company shall not be required to issue fractions of Preferred Stock (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock) upon exercise of the Rights or to distribute certificates which evidence fractional shares of Preferred Stock (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock). Interests in fractions of Preferred Stock in integral multiples of one one-thousandth of a share of Preferred Stock may, at the election of the Company, be evidenced by depositary receipts, pursuant to an appropriate agreement between the Company and a depositary selected by it; provided, that such agreement shall provide that the holders of such depositary receipts shall have all the rights, privileges and preferences to which they are entitled as beneficial owners of the Preferred Stock represented by such depositary receipts. In lieu of fractional shares of Preferred Stock that are not integral multiples of one one-thousandth of a share of Preferred Stock, the Company shall pay to the registered holders of Right Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one share of Preferred Stock. For the purposes of this Section 14(b), the current market value of a share of Preferred Stock shall be the closing price of a share of Preferred Stock (as determined pursuant to Section 11(d)(i) hereof) for the Trading Day immediately prior to the date of such exercise.

(c) Following the occurrence of a Section 11(a)(ii) Event, the Company shall not be required to issue fractions of shares of Common Stock or to distribute certificates which evidence fractional shares of Common Stock upon the exercise or exchange of Rights. In lieu of such fractional shares of Common Stock, the Company shall pay to the registered holders of the Right Certificates with regard to which such fractional shares of Common Stock would otherwise be issuable an amount in cash equal to the same fraction of the current market value of a whole share of Common Stock (as determined in accordance with Section 14(a) hereof) for the Trading Day immediately prior to the date of such exercise or exchange.

(d) The holder of a Right by the acceptance of the Right expressly waives his right to receive any fractional Rights or any fractional shares upon exercise of a Right (except as provided above).

Section 15. Rights of Action. All rights of action in respect of this Agreement, excepting the rights of action given to the Rights Agent under Section 18 hereof, are vested in the respective registered holders of the Right Certificates (and, prior to the Distribution Date, the registered holders of the Common Stock); and any registered holder of any Right Certificate (or, prior to the Distribution Date, of the Common Stock), without the consent of the Rights Agent or of the holder of any other Right Certificate (or, prior to the Distribution Date, of the Common Stock), on his own behalf and for his own benefit, may enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, his right to exercise the Rights evidenced by such Right Certificate (or, prior to the Distribution Date, such Common Stock) in the manner provided in such Right Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of, the obligations of any Person subject to this Agreement.

Section 16. Agreement of Right Holders. Every holder of a Right, by accepting the same, consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

(a) prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of the Common Stock;

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(b) after the Distribution Date, the Right Certificates are transferable only on the registry books of the Rights Agent if surrendered at the office or agency of the Rights Agent designated for such purpose, duly endorsed or accompanied by a proper instrument of transfer;

(c) subject to Section 6(a) and Section 7(f) hereof, the Company and the Rights Agent may deem and treat the Person in whose name a Right Certificate (or, prior to the Distribution Date, the associated Common Stock certificate (or Book Entry shares in respect of Common Stock)) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificates or the associated Common Stock certificate (or notices provided to holders of Book Entry shares of Common Stock) made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent, subject to the last sentence of Section 7(e) hereof, shall be required to be affected by any notice to the contrary; and

(d) notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation; provided, however, the Company must use its reasonable best efforts to have any such order, decree or ruling lifted or otherwise overturned as soon as possible.

Section 17. Right Certificate Holder Not Deemed a Stockholder. No holder, as such, of any Right Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the Preferred Stock or any other securities of the Company which may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in this Agreement), or to receive dividends or subscription rights, or otherwise, until the Rights evidenced by such Right Certificate shall have been exercised in accordance with the provisions hereof.

Section 18. Concerning the Rights Agent. (a) The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder in accordance with a fee schedule to be mutually agreed upon and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability or expense, incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent, for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this Agreement, including the costs and expenses of defending against any claim of liability in the premises.

(b) The Rights Agent shall be protected and shall incur no liability for, or in respect of any action taken, suffered or omitted by it in connection with, its administration of this Agreement in reliance upon any Right Certificate or certificate for the Preferred Stock or Common Stock or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, instruction, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons, or otherwise upon the advice of counsel as set forth in Section 20 hereof.

Section 19. Merger or Consolidation or Change of Name of Rights Agent. (a) Any corporation into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any

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corporation resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any corporation succeeding to the corporate trust or stock transfer business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided, that such corporation would be eligible for appointment as a successor Rights Agent under the provisions of Section 21 hereof. In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Right Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

(b) In case at any time the name of the Rights Agent shall be changed and at such time any of the Right Certificates shall have been countersigned but not delivered the Rights Agent may adopt the countersignature under its prior name and deliver Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, the Rights Agent may countersign such Right Certificates either in its prior name or in its changed name and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

Section 20. Duties of Rights Agent. The Rights Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Company and the holders of Right Certificates, by their acceptance thereof, shall be bound:

(a) The Rights Agent may consult with legal counsel (who may be legal counsel for the Company), and the advice of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.

(b) Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by any one of the President, any Vice President, the Treasurer, the Controller or the Secretary of the Company and delivered to the Rights Agent; and such certificate shall be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

(c) The Rights Agent shall be liable hereunder to the Company and any other Person only for its own gross negligence, bad faith or willful misconduct.

(d) The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Right Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.

(e) The Rights Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Right Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Right Certificate; nor shall it be responsible for any change in the exercisability of the Rights (including the Rights becoming void pursuant to Section 7(e) hereof) or any adjustment in the terms of the Rights (including the manner, method or amount thereof) provided for in Sections 3, 11, 23 and 27, or the ascertaining of the existence of facts that would require any such change or adjustment (except with respect to the exercise of Rights evidenced by Right Certificates after receipt of a certificate furnished pursuant to Section 12, describing such change or adjustment);

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nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Preferred Stock, Common Stock or other securities to be issued pursuant to this Agreement or any Right Certificate or as to whether any shares of Preferred Stock, Common Stock or other securities will, when issued, be validly authorized and issued, fully paid and nonassessable.

(f) The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

(g) The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any person reasonably believed by the Rights Agent to be one of the President, the Chief Financial Officer or the Secretary of the Company, and to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered by it in good faith in accordance with instructions of any such officer or for any delay in acting while waiting for those instructions. Any application by the Rights Agent for written instructions from the Company may, at the option of the Rights Agent, set forth in writing any action proposed to be taken or omitted by the Rights Agent under this Agreement and the date on and/or after which such action shall be taken or such omission shall be effective. The Rights Agent shall not be liable for any action taken by, or omission of, the Rights Agent in accordance with a proposal included in any such application on or after the date specified in such application (which date shall not be less than five Business Days after the date any officer of the Company actually receives such application, unless any such officer shall have consented in writing to an earlier date) unless, prior to taking any such action (or the effective date in the case of an omission), the Rights Agent shall have received written instructions in response to such application specifying the action to be taken or omitted.

(h) The Rights Agent and any stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other legal entity.

(i) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct, provided, however, that reasonable care was exercised in the selection and continued employment thereof.

(j) At any time and from time to time after the Distribution Date, upon the request of the Company, the Rights Agent shall promptly deliver to the Company a list, as of the most recent practicable date (or as of such earlier date as may be specified by the Company) of the holders of record of the Rights.

(k) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder through any corporate trust, stock issuance or stock transfer powers as may be reasonably determine is necessary for such purpose.

(l) No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

(m) If, with respect to any Right Certificate surrendered to the Rights Agent for exercise or transfer, the certificate contained in the form of assignment or the form of election to purchase set forth on the reverse thereof,

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as the case may be, has not been completed to certify the holder is not an Acquiring Person (or an Affiliate or Associate thereof), the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company.

Section 21. Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon 30 days’ notice in writing mailed to the Company and to each transfer agent of the Common Stock or Preferred Stock by registered or certified mail. The Company shall promptly notify the holders of the Right Certificates by first-class mail of any such resignation following the Distribution Date. The Company may remove the Rights Agent or any successor Rights Agent upon 30 days’ notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Stock or Preferred Stock by registered or certified mail, and, following the Distribution Date, to the holders of the Right Certificates by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the resigning, removed, or incapacitated Rights Agent shall remit to the Company, or to any successor Rights Agent designated by the Company, all books, records, funds, certificates or other documents or instruments of any kind then in its possession which were acquired by such resigning, removed or incapacitated Rights Agent in connection with its services as Rights Agent hereunder, and shall thereafter be discharged from all duties and obligations hereunder. Following notice of such removal, resignation or incapacity, the Company shall appoint a successor to such Rights Agent. If the Company shall fail to make such appointment within a period of 30 days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Right Certificate (who shall, with such notice, submit his Right Certificate for inspection by the Company), then the registered holder of any Right Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be either (A) a corporation organized and doing business under the laws of the United States or of the State of New York or Texas (or any other state of the United States so long as such corporation is authorized to do business as a banking institution in the State of New York or Texas), in good standing, having an office or an affiliate with an office in the State of New York which is authorized under such laws to exercise corporate trust or stock transfer powers and is subject to supervision or examination by Federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $50 million or (B) an affiliate of a corporation described in clause (A) of this sentence which is a corporation organized and doing business under the laws of the United States or of the State of New York or Texas (or any other state of the United States so long as such corporation is authorized to do business as a banking institution in the State of New York or Texas), in good standing, having a principal office in the State of New York, which is authorized under such laws to exercise corporate trust or stock transfer powers and is subject to supervision or examination by Federal or state authority. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock or Preferred Stock, and, following the Distribution Date, mail a notice thereof in writing to the registered holders of the Right Certificates. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

Section 22. Issuance of New Right Certificates. Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Right Certificates evidencing Rights in such form as may be approved by its Board of Directors to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Right Certificates made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale of shares of Common Stock following the Distribution Date and prior to the redemption or expiration of the Rights, the Company (a) shall, with respect to shares of Common Stock so issued or sold pursuant to the exercise of

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stock options or under any employee plan or arrangement, granted or awarded as of the Distribution Date, or upon the exercise, conversion or exchange of securities hereinafter issued by the Company, and (b) may, in any other case, if deemed necessary or appropriate by the Board of Directors, issue Right Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, however, that (i) no such Right Certificate shall be issued if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the Person to whom such Right Certificate would be issued, and (ii) no such Right Certificate shall be issued if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.

Section 23. Redemption. (a) The Board of Directors may, at its option, at any time prior to the earlier of (i) the close of business on the tenth day following the Stock Acquisition Date (or, if the Stock Acquisition Date shall have occurred prior to the Record Date, the close of business on the twentieth day following the Record Date), and (ii) the Final Expiration Date, redeem all but not less than all the then outstanding Rights at a redemption price of $0.001 per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (the redemption price being hereinafter referred to as the “Redemption Price”). Notwithstanding anything contained in this Agreement to the contrary, the Rights shall not be exercisable after the first occurrence of a Section 11(a)(ii) Event until such time as the Company’s right of redemption hereunder has expired. The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. The Company may, at its option, pay the Redemption Price in cash, shares of Common Stock (based on the Current Market Price of the Common Stock at the time of redemption) or any other form of consideration deemed appropriate by the Board of Directors.

(b) Immediately upon the action of the Board of Directors ordering the redemption of the Rights pursuant to paragraph (a) of this Section 23 (or at such later time as the Board of Directors may establish for the effectiveness of such redemption) (the effective date of such redemption, the “Redemption Date”), evidence of which shall have been filed with the Rights Agent and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price. The Company shall promptly give public notice of any such redemption; provided, however, that the failure to give, or any defect in, any such notice shall not affect the validity of such redemption. Within 10 days after such action of the Board of Directors ordering the redemption of the Rights (or such later time as the Board of Directors may establish for the effectiveness of such redemption), the Company shall mail a notice of redemption to all the holders of the then outstanding Rights at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Stock. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption shall state the method by which the payment of the Redemption Price will be made.

Section 24. Notice of Certain Events. (a) In case the Company shall at any time after the Distribution Date, propose (i) to pay any dividend payable in stock of any class to the holders of Preferred Stock or to make any other distribution to the holders of Preferred Stock (other than a regular quarterly cash dividend out of earnings or retained earnings of the Company), or (ii) to offer to the holders of Preferred Stock rights or warrants to subscribe for or to purchase any additional shares of Preferred Stock or shares of stock of any class or any other securities, rights or options, or (iii) to effect any reclassification of its Preferred Stock (other than a reclassification involving only the subdivision of outstanding shares of Preferred Stock), or (iv) to effect any consolidation or merger into or with any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o) hereof), or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one transaction or a series of related transactions, of more than 50% of the assets, cash flow or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company and/or any of its Subsidiaries in one or more transactions each of which complies with Section 11(o) hereof), or (v) to effect the liquidation, dissolution or winding up of the Company, then, in each such case, the Company shall give to each holder of a Right Certificate, to the extent

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feasible and in accordance with Section 25 hereof, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of the shares of Preferred Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least twenty (20) days prior to the record date for determining holders of the shares of Preferred Stock for purposes of such action, and in the case of any such other action, at least twenty (20) days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the shares of Preferred Stock, whichever shall be the earlier. If any Section 11(a)(ii) Event shall occur, then the Company shall as soon as practicable thereafter give to each holder of a Right Certificate (or if occurring prior to the Distribution Date, the holders of the Common Stock) in accordance with Section 25 hereof, a notice of the occurrence of such event, which notice shall describe such event and the consequences of such event to holders of Rights under Section 11(a)(i) hereof, and all references in the preceding paragraph to Preferred Stock shall be deemed thereafter to refer to Class A Common Stock and/or, if appropriate, other securities.

(b) The failure to give any notice provided for herein shall not affect the validity or enforceability of any action intended to be the subject thereof.

Section 25. Notices. Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Right Certificate to or on the Company shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

IES Holdings, Inc.

5433 Westheimer Road, Suite 500

Houston, Texas 77056

Attention: Corporate Secretary

Subject to the provisions of Section 21 hereof, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Right Certificate to or on the Rights Agent shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, New York 11219

Attention: Corporate Trust Department

with copy (which shall not constitute notice) to:

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, New York 11219

Attention: General Counsel

Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Right Certificate shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.

Section 26. Supplements and Amendments. Except as otherwise provided in this Section 26, for so long as the Rights are then redeemable, the Company may in its sole and absolute discretion, and the Rights Agent shall if the Company so directs, supplement or amend any provision of this Agreement in any respect without the

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approval of any holders of the Rights. At any time when the Rights are no longer redeemable, except as otherwise provided in this Section 26, the Company may, and the Rights Agent shall, if the Company so directs, supplement or amend this Agreement without the approval of any holders of Right Certificates in order to (i) cure any ambiguity, (ii) correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein or as required to comply with any change in applicable law, (iii) shorten or lengthen any time period hereunder, or (iv) change or supplement the provisions hereunder in any manner which the Company may deem necessary or desirable; provided that no such supplement or amendment shall adversely affect the interests of the holders of Rights as such (other than an Acquiring Person or an Affiliate or Associate of an Acquiring Person), and no such amendment may cause the rights again to become redeemable or cause the Agreement again to become amendable other than in accordance with this sentence. Notwithstanding anything contained in this Agreement to the contrary, any supplement or amendment shall be made only upon approval by the Board of Directors. Upon the delivery of a certificate from an appropriate officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of this Section 26, the Rights Agent shall execute such supplement or amendment; provided, that any supplement or amendment other than to this Section 26 or Sections 18, 19, 20, 21 or 32 that does not amend this Agreement in a manner adverse to the Rights Agent shall become effective immediately upon execution by the Company, whether or not also executed by the Rights Agent.

Section 27. Exchange. (a) The Company may, at its option, at any time after the Stock Acquisition Date, upon resolution by the Board of Directors, exchange all or part of the then outstanding Rights (which shall not include Rights that have become void pursuant to the provisions of Section 7(e) hereof) for Common Stock at an exchange ratio of one share of Common Stock per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date of this Agreement (such exchange ratio being hereinafter referred to as the “Section 27(a)(i) Exchange Ratio”). Notwithstanding the foregoing, the Company may not effect such exchange at any time after any Acquiring Person, together with all Affiliates and Associates of such Acquiring Person, becomes the Beneficial Owner of shares of Common Stock representing 50% or more of the voting power represented by the shares of Common Stock then outstanding. The exchange of the Rights by the Board of Directors may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. Prior to effecting an exchange pursuant to this Section 27, the Board of Directors may direct the Company to enter into a trust agreement in such form and with such terms as the Board of Directors shall then approve (the “Trust Agreement”). If the Board of Directors so directs, the Company shall enter into the Trust Agreement and shall issue to the trust created by such agreement (the “Trust”) all of the shares of Common Stock issuable pursuant to the exchange, and all Persons entitled to receive shares pursuant to the exchange shall be entitled to receive such shares (and any dividends or distributions made thereon after the date on which such shares are deposited in the Trust) only from the Trust and solely upon compliance with the relevant terms and provisions of the Trust Agreement.

(b) Immediately upon the action of the Board of Directors ordering the exchange of any Rights pursuant to Section 27(a) and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of shares of Common Stock equal to the number of such Rights held by such holder multiplied by the Section 27(a)(i) Exchange Ratio. The Company shall promptly give public notice of any such exchange; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company promptly shall mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the shares of Common Stock for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become void pursuant to the provisions of Section 7(e) hereof) held by each holder of Rights.

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(c) If there shall not be sufficient shares of Common Stock issued but not outstanding or authorized but unissued (and unreserved) to permit any exchange of Rights as contemplated in accordance with this Section 27, the Company shall make adequate provision to substitute, to the extent that there are insufficient shares of Common Stock available (1) cash, (2) other equity securities of the Company, (3) debt securities of the Company, (4) other assets or (5) any combination of the foregoing, having an aggregate value per Right equal to the then current per share market price (determined pursuant to Section 11(d) hereof) of the Common Stock multiplied by the Section 27(a)(i) Exchange Ratio, where such aggregate value has been determined by a majority of the members of the Board of Directors, after receiving advice from a nationally recognized investment banking firm. To the extent that the Company determines that any such substitution must be made, the Company shall provide, subject to Section 7(e) hereof, that such substitution shall apply uniformly to all outstanding Rights.

(d) The Company shall not be required to issue fractions of shares of Common Stock or to distribute certificates which evidence fractional shares of Common Stock. In lieu of such fractional shares of Common Stock, the Company shall pay to the registered holders of the Right Certificates with regard to which such fractional shares of Common Stock would otherwise be issuable an amount in cash equal to the same fraction of the current market value of a whole share of Common Stock. For the purposes of this Section 27(d), the current market value of a whole share of Common Stock shall be the closing price of a share of Common Stock (as determined pursuant to the second sentence of Section 11(d) hereof) for the Trading Day immediately prior to the date of the exchange pursuant to this Section 27.

Section 28. Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

Section 29. Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Stock) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Stock).

Section 30. Determinations and Actions by the Board of Directors. The Board of Directors shall have the exclusive power and authority to administer this Agreement and to exercise the rights and powers specifically granted to the Board of Directors or to the Company, or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power to (i) interpret the provisions of this Agreement and (ii) make all determinations deemed necessary or advisable for the administration of this Agreement (including, without limitation, a determination to redeem or not redeem the Rights or to amend this Agreement). All such actions, calculations, interpretations and determinations that are done or made by the Board of Directors in good faith shall be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights, as such, and all other parties.

Section 31. Severability. If any term, provision, covenant or restriction of this Agreement or applicable to this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, however, that notwithstanding anything in this Agreement to the contrary, if any such term, provision, covenant or restriction is held by such court or authority to be invalid, void or unenforceable and the Board of the Company determines in its good faith judgment that severing the invalid language from this Agreement would adversely affect the purpose or effect of this Agreement, the right of redemption set forth in Section 23 hereof shall be reinstated and shall not expire until the close of business on the twentieth day following the date of such determination by the Board.

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Section 32. Governing Law. This Agreement and each Right Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State.

Section 33. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

Section 34. Descriptive Headings. Descriptive headings of the several Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and attested, all as of the day and year first above written.

Attest:		IES Holdings, Inc.

By:	/s/ William Albright	By:	/s/ Gail D. Makode
Name:	William Albright	Name:	Gail D. Makode
Title:	Vice President, Finance and Corporate Development	Title:	Senior Vice President and General Counsel

Attest:		American Stock Transfer & Trust Company, LLC

By:	/s/ Michael Legregin	By:	/s/ Paula Caroppoli
Name:	Michael Legregin	Name:	Paula Caroppoli
Title:	Senior Vice President	Title:	Senior Vice President

Signature Page to Tax Benefit Protection Plan Agreement

EXHIBIT A

Form of Right Certificate

Certificate No. R-	Rights

NOT EXERCISABLE AFTER DECEMBER 31, 2021 OR EARLIER IF REDEMPTION OR EXCHANGE OCCURS. THE RIGHTS ARE SUBJECT TO REDEMPTION AT $0.001 PER RIGHT AND TO EXCHANGE ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS OWNED BY OR TRANSFERRED TO ANY PERSON WHO BECOMES AN ACQUIRING PERSON (AS DEFINED IN THE RIGHTS AGREEMENT) AND CERTAIN TRANSFEREES THEREOF WILL BECOME NULL AND VOID AND WILL NO LONGER BE TRANSFERABLE. [THE RIGHTS REPRESENTED BY THIS RIGHT CERTIFICATE ARE OR WERE BENEFICIALLY OWNED BY A PERSON WHO WAS OR BECAME AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT). ACCORDINGLY, THIS RIGHT CERTIFICATE AND THE RIGHTS REPRESENTED HEREBY MAY BECOME NULL AND VOID IN THE CIRCUMSTANCES SPECIFIED IN SECTION 7(e) OF SUCH AGREEMENT.]

Right Certificate

IES HOLDINGS, INC.

This certifies that                      or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Tax Benefit Protection Plan Agreement, dated as of November 8, 2016, as the same may be amended from time to time (the “Rights Agreement”), between IES Holdings, Inc., a Delaware corporation (the “Company”), and American Stock Transfer & Trust Company, LLC (the “Rights Agent”), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Rights Agreement) and prior to 5:00 P.M., New York City time, on December 31, 2021 at the office or agency of the Rights Agent designated for such purpose, or of its successor as Rights Agent, one one-thousandth of a fully paid non-assessable share of Series A Junior Participating Preferred Stock, par value $0.01 per share (the “Preferred Stock”), of the Company, at a purchase price of $79.30 per one one-thousandth of a share of Preferred Stock (the “Purchase Price”), upon presentation and surrender of this Right Certificate with the Form of Election to Purchase duly executed. The number of Rights evidenced by this Right Certificate (and the number of one one-thousandths of a share of Preferred Stock which may be purchased upon exercise hereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of             , 2016, based on the Preferred Stock as constituted at such date. As provided in the Rights Agreement, the Purchase Price, the number of one one-thousandths of a share of Preferred Stock (or other securities or property) which may be purchased upon the exercise of the Rights and the number of Rights evidenced by this Right Certificate are subject to modification and adjustment upon the occurrence of certain events.

Upon the occurrence of a Section 11(a)(ii) Event (as such term is defined in the Rights Agreement), if the Rights evidenced by this Right Certificate are beneficially owned by (i) an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined in the Rights Agreement), (ii) a transferee of any such Acquiring Person, Associate or Affiliate, or (iii) under certain circumstances specified in the Rights Agreement, a transferee of a person who, after such transfer, became an Acquiring Person, or an Affiliate or Associate of an Acquiring Person, such Rights shall become null and void and no holder hereof shall have any right with respect to such Rights from and after the occurrence of such Section 11(a)(ii) Event.

As provided in the Rights Agreement, the Purchase Price and the number and kind of shares of Preferred Stock or other securities, which may be purchased upon the exercise of the Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events, including a Section 11(a)(ii) Event.

This Right Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Right Certificates. Copies of the Rights Agreement are on file at the principal executive offices of the Company and the above-mentioned office or agency of the Rights Agent. The Company will mail to the holder of this Right Certificate a copy of the Rights Agreement without charge after receipt of a written request therefor.

This Right Certificate, with or without other Right Certificates, upon surrender at the office or agency of the Rights Agent designated for such purpose, may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of shares of Preferred Stock as the Rights evidenced by the Right Certificate or Right Certificates surrendered shall have entitled such holder to purchase. If this Right Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Right Certificate or Right Certificates for the number of whole Rights not exercised.

Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate (i) may be redeemed by the Company at a redemption price of $0.001 per Right or (ii) may be exchanged in whole or in part for shares of Preferred Stock or shares of the Company’s Common Stock, par value $0.01 per share. Immediately upon the action of the Board of Directors of the Company authorizing any such exchange, and without any further action or any notice, the Rights (other than Rights which are not subject to such exchange) will terminate and the Rights will only enable holders to receive the shares issuable upon such exchange. Under certain circumstances set forth in the Rights Agreement, the decision to redeem the Rights shall require the concurrence of a majority of the members of the Board of Directors of the Company.

No fractional shares of Preferred Stock or Common Stock will be issued upon the exercise or exchange of any Right or Rights evidenced hereby (other than fractions of Preferred Stock which are integral multiples of one one-thousandth of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts), but in lieu thereof a cash payment will be made, as provided in the Rights Agreement.

No holder of this Right Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of the Preferred Stock or of any other securities of the Company which may at any time be issuable on the exercise or exchange hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement) or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right certificate shall have been exercised as provided in the Rights Agreement.

This Right Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

WITNESS the facsimile signature of the proper officers of the Company and its corporate seal, dated as of                     .

Attest:	IES Holdings, Inc.

By:	By:
Name:	Name:
Title:	Title:

Countersigned:

American Stock Transfer & Trust Company, LLC
as Rights Agent

By:
Authorized Signature

[Form of Reverse Side of Right Certificate]

FORM OF ASSIGNMENT

(To be executed by the registered holder if such

holder desires to transfer the Right Certificate)

FOR VALUE RECEIVED                                                                                                     hereby sells, assigns and transfer unto

Please print name and address of transferee)

Rights represented by this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint                      Attorney, to transfer said Rights on the books of the within-named Company, with full power of substitution.

Dated:

Signature

Signature Guaranteed:

Signatures must be guaranteed by a bank, trust company, broker, dealer or other eligible institution participating in a recognized signature guarantee medallion program

(To be completed)

The undersigned hereby certifies by checking the appropriate boxes that:

(1)	this Right Certificate [ ] is [ ] is not being sold, assigned and transferred by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined pursuant to the Rights Agreement);

(2)	after due inquiry and to the best knowledge of the undersigned, it [ ] did [ ] did not acquire the Rights evidenced by this Right Certificate from any Person who is, was or subsequently became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Dated:

Signature

[Form of Reverse Side of Right Certificate – continued]

FORM OF ELECTION TO PURCHASE

(To be executed if holder desires to exercise

Rights represented by the Right Certificate)

To: IES Holdings, Inc.

The undersigned hereby irrevocably elects to exercise                      Rights represented by this Right Certificate to purchase the shares of Preferred Stock (or other securities or property) issuable upon the exercise of such Rights and requests that certificates for such shares of Preferred Stock (or such other securities) be issued in the name of and delivered to:

Please insert social security

or Tax ID number:

(Please print name and address)

If such number of Rights shall not be all the Rights evidenced by this Right Certificate, a new Right Certificate for the balance remaining of such Rights shall be registered in the name of and delivery to:

Please insert social security

or other identifying number:

(Please print name and address)

Dated:

Signature

(Signature must conform to holder specified on Right Certificate)

Signature Guaranteed:

Signature must be guaranteed by bank, trust company, broker, dealer or other eligible institution participating in a recognized signature guarantee medallion program.

[Form of Reverse Side of Right Certificate – continued]

(To be completed)

Certificate

The undersigned hereby certifies by checking the appropriate boxes that:

(1)	the Rights evidenced by this Right Certificate [ ] are [ ] are not being exercised by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined pursuant to the Rights Agreement);

(2)	after due inquiry and to the best knowledge of the undersigned, it [ ] did [ ] did not acquire the Rights evidenced by this Right Certificate from any Person who is, was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Dated:

Signature

NOTICE

The signature in the Form of Assignment or Form of Election to Purchase, as the case may be, must conform to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

In the event the certification set forth above in the Form of Assignment or the Form of Election to Purchase, as the case may be, is not completed, such Assignment or Election to Purchase will not be honored.

EXHIBIT B

UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS OWNED BY OR TRANSFERRED TO ANY PERSON WHO BECOMES AN ACQUIRING PERSON (AS DEFINED IN THE RIGHTS AGREEMENT) AND CERTAIN TRANSFEREES THEREOF WILL BECOME NULL AND VOID AND WILL NO LONGER BE TRANSFERABLE.

SUMMARY OF RIGHTS TO PURCHASE

Shares of Preferred Stock

On November 8, 2016, the Board of Directors (the “Board”) of IES Holdings, Inc. (the “Company”) declared a dividend of one preferred share purchase right (a “Right”) for each outstanding share of common stock, par value $0.01 per share, of the Company (the “Common Stock”). The dividend is payable to the stockholders of record as of the close of business on November 18, 2016. Each Right represents a right to purchase one one-thousandth of a share of Series A Junior Participating Preferred Stock, par value $0.01 per share (“Preferred Stock”), of the Company at a price of $79.30 (as the same may be adjusted, the “Purchase Price”). The description and terms of the Rights are set forth in a Tax Benefit Protection Plan Agreement (as the same may be amended from time to time, the “Rights Agreement”) dated as of November 8, 2016, by and between the Company and American Stock Transfer & Trust Company, LLC, as Rights Agent (the “Rights Agent”). Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Rights Agreement.

The Board adopted the Rights Agreement in an effort to protect stockholder value by attempting to protect against a possible limitation on the Company’s ability to use its net operating loss carryforwards (the “NOLs”) to reduce potential future federal income tax obligations. The Company has experienced and continues to experience substantial operating losses. Under the Internal Revenue Code of 1986, as amended (the “Code”), and the rules promulgated by the Internal Revenue Service, the Company may “carry forward” these losses in certain circumstances to effect any current and future earnings, thereby reducing the Company‘s federal income tax liability, subject to certain requirements and restrictions. To the extent that the NOLs do not otherwise become limited, the Company believes that it will be able to carry forward a significant amount of NOLs. As a result, the NOLs could be a substantial asset to the Company. However, if the Company experiences an “ownership change”, as defined in Section 382 of the Code, its ability to use the NOLs will be substantially limited, and the timing of the usage of the NOLs could be substantially delayed, which could significantly impair the value of that asset.

Distribution Date; Acquiring Persons, Transfer of Rights. Initially, the Rights will be attached to all Common Stock certificates (or book entry shares) representing shares then outstanding, and no separate Right Certificates will be distributed. Subject to certain exceptions specified in the Rights Agreement, the Rights will separate from the Common Stock and a Distribution Date will occur upon the earlier of (i) ten (10) days following a public announcement that a person or group of affiliated or associated persons (an “Acquiring Person”) has acquired, or obtained the right to acquire, beneficial ownership of 4.95% or more of the outstanding shares of Common Stock (the “Stock Acquisition Date”) and (ii) ten (10) business days following the commencement of, or the first public announcement of a person’s intention to commence, a tender offer or exchange offer that would result in a person or group beneficially owning 4.95% or more of the outstanding shares of Common Stock. The definition of Acquiring Person excludes any Exempt Person (as defined below) and any person who would become an Acquiring Person solely as a result of an Exempt Transaction (as defined below).

Until the Distribution Date, (i) the Rights will be evidenced by the Common Stock certificates (or book entry shares in respect of the Common Stock) and will be transferred with and only with such Common Stock certificates (or book entry shares in respect of the Common Stock), (ii) new Common Stock certificates (or book entry shares in respect of the Common Stock) after the Record Date will contain a notation incorporating the Rights Agreement by reference and, with respect to any uncertificated book entry shares issued after the Record Date, proper notice will be provided that incorporates the Rights Agreement by reference and (iii) the surrender for transfer of any certificates for Common Stock (or book entry shares of Common Stock) outstanding will also constitute the transfer of the Rights associated with the Common Stock represented by such certificate or book entry shares.

As soon as practicable after the Distribution Date, Right Certificates will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date. Thereafter, the separate Right Certificates alone will represent the Rights. Except as otherwise determined by the Board, only shares of Common Stock issued prior to the Distribution Date will be issued with Rights.

Exempt Persons. The following persons shall be “Exempt Persons” under the Rights Agreement:

(i) Any person who, together with its Affiliates and Associates, is the Beneficial Owner of Common Stock, options and/or warrants exercisable for shares of Common Stock representing 4.95% or more of the shares of Common stock outstanding on November 8, 2016 will be an “Exempt Person.” However, any such person will no longer be treated as an Exempt Person and will be deemed an Acquiring Person if such person, together with its Affiliates and Associates, thereafter becomes the Beneficial Owner of securities representing a percentage of the outstanding Common Stock that exceeds by one-half of one percent (0.5%) or more the lowest percentage of Common Stock Beneficially Owned by such person at any time since November 8, 2016, excluding increases in percentage ownership of Common Stock attributable to any (x) grant or adjustment of an equity compensation award to such person by the Company or (y) repurchase or redemption of Common Stock by the Company.

(ii) In addition, any person who, together with its Affiliates and Associates, becomes the Beneficial Owner of Common Stock, options and/or warrants exercisable for shares of Common Stock representing 4.95% or more of the shares of Common Stock then outstanding because of a reduction in the number of outstanding shares of Common Stock as the result of a purchase of Common Stock by the Company or any of its subsidiaries will also be an “Exempt Person.” However, any such person will no longer be treated as an Exempt Person and will be deemed an Acquiring Person if such person, together with its Affiliates and Associates, thereafter becomes the Beneficial Owner, of a percentage of the outstanding Common Stock Beneficially Owned by such person at any time since such person first Beneficially Owned 4.95% or more of the Common Stock, excluding increases in percentage ownership of Common Stock attributable to any (x) grant or adjustment of an equity compensation award to such person by the Company or (y) repurchase or redemption of shares of Common Stock by the Company.

(iii) In addition, any person who, together with its Affiliates and Associates, is the Beneficial Owner of Common Stock, options and/or warrants exercisable for shares of Common Stock representing 4.95% or more of the outstanding Common Stock, and whose Beneficial Ownership is determined by the Board, in its sole discretion, (x) not to jeopardize or endanger the unrestricted availability to the Company of its Tax Benefits or (y) to be in the best interests of the Company, will be an “Exempt Person.” However, any such person shall no longer be treated as an Exempt Person and will be deemed an Acquiring Person if (A) such person, together with its Affiliates and Associates, thereafter becomes the Beneficial Owner of a percentage of Common Stock that exceeds by one-half of one percent (0.5%) or more the lowest percentage of Common Stock beneficially owned by such person at any time since such person first beneficially owned 4.95% or more of the Common Stock, excluding increases in Beneficial Ownership of Common Stock attributable to any (I) grant or adjustment of an equity compensation award to such person by the Company or (II) repurchase or redemption of Common Stock by the Company, or (B) the Board, in its sole discretion, determines that such person’s Beneficial Ownership (together with its Affiliates and Associates) may jeopardize or endanger the unrestricted availability to the Company of its Tax Benefits or not be in the best interests of the Company.

A purchaser, assignee or transferee of shares of Common Stock (or options or warrants exercisable for Common Stock) from an Exempt Person will not thereby become an Exempt Person, except that a transferee who receives Common Stock as a bequest or inheritance from the estate of an Exempt Person shall be an Exempt Person so long as such transferee continues to be the Beneficial Owner of 4.95% or more of the then outstanding shares of Common Stock.

Exempt Transactions. The following transactions shall be “Exempt Transactions” under the Rights Agreement: any transaction that the Board determines, in its sole discretion, is exempt from the Rights Agreement, which determination shall be made in the sole and absolute discretion of the Board prior to the date of such transaction, including, without limitation, if the Board determines that (i) neither the Beneficial Ownership of shares of Common Stock by any person, directly or indirectly, as a result of such transaction nor any other aspect of such transaction would jeopardize or endanger the unrestricted availability to the Company of the Company’s Tax Benefits or (ii) such transaction is otherwise in the best interests of the Company. In granting an exemption for an “Exempt Transaction,” the Board may require any person who would otherwise be an Acquiring Person to make certain representations or undertakings or to agree that any violation or attempted violation of such representations or undertakings will result in such consequences and subject the person to such conditions as the Board may determine in its sole discretion, including that any such violation shall result in such person becoming an Acquiring Person.

Exercisability; Expiration. The Rights are not exercisable until the Distribution Date and will expire on the earliest of (i) the close of business on December 31, 2021, (ii) the close of business on December 31, 2019, if stockholder approval of the Rights Agreement has not been received by or on such date, (iii) the repeal of Section 382 of the Code and any successor statute or any other change of law if, as a result of such change of law, the Board determines that the Rights Agreement is no longer necessary or desirable for the preservation of certain tax benefits, and (iv) the beginning of the first taxable year of the Company to which the Board determines that certain tax benefits may not be carried forward. At no time will the Rights have any voting power.

If, an Acquiring Person becomes the beneficial owner of 4.95% or more of the outstanding shares of Common Stock, each holder of a Right will thereafter have the right to receive, upon exercise, Common Stock (or, in certain circumstances, cash, property or other securities of the Company), having a value equal to two times the exercise price of the Right. The exercise price is the Purchase Price times the number of shares of Common Stock associated with each Right (initially, one). Notwithstanding any of the foregoing, following the occurrence of an Acquiring Person becoming such (a “Flip-In Event”), all Rights that are, or (under certain circumstances specified in the Rights Agreement) were, beneficially owned by any Acquiring Person will be null and void. However, Rights are not exercisable following the occurrence of a Flip-In Event until such time as the Rights are no longer redeemable by the Company as set forth below.

For example, at an exercise price of $85.00 per Right, each Right distributed in respect of shares of Common Stock not owned by an Acquiring Person (or by certain related parties) following a Flip-In Event would entitle its holder to purchase $170.00 worth of Common Stock (or other consideration, as noted above) for $85.00. If the Common Stock at the time of exercise had a market value per share of $10.00 per share, the holder of each valid Right would be entitled to purchase 17 shares of Common Stock for $85.00.

Until a Right is exercised, the holder thereof, as such, will have no rights as a shareholder of the Company, including, without limitation, the right to vote or to receive dividends. While the distribution of the Rights will not be taxable to shareholders or to the Company, shareholders may, depending upon the circumstances, recognize taxable income in the event that the Rights become exercisable for Common Stock (or other consideration) of the Company as set forth above or in the event the Rights are redeemed.

Anti-Dilution Provisions. The Purchase Price payable, and the number of shares of Preferred Stock or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Stock, (ii) if holders of the Preferred Stock are granted certain rights or warrants to subscribe for Preferred Stock or convertible securities at less than the then-current market price of the Preferred Stock, or (iii) upon the distribution to holders of the Preferred Stock of evidences of indebtedness or assets (excluding regular quarterly cash dividends) or of subscription rights or warrants (other than those referred to above).

With certain exceptions, no adjustments in the Purchase Price will be required until cumulative adjustments amount to at least 1% of the Purchase Price. No fractional shares will be issued and, in lieu thereof, an adjustment in cash will be made based on the market price of the Preferred Stock on the last trading date prior to the date of exercise.

Exchange. At any time after the Stock Acquisition Date, the Board may exchange the Rights (other than Rights owned by an Acquiring Person), in whole or in part, at an exchange ratio equal to one (1) share of Common Stock per Right (subject to adjustment).

Redemption. At any time until ten (10) days following the Stock Acquisition Date, the Company may redeem the Rights in whole, but not in part, at a price of $0.001 per Right. Immediately upon action by the Board ordering redemption of the Rights, the Rights will terminate and the only right of the holders of Rights will be to receive the $0.001 redemption price.

Amendments. Other than those provisions relating to the principal economic terms of the Rights, any of the provisions of the Rights Agreement may be amended by the Board prior to the Distribution Date. After the Distribution Date, the provisions of the Rights Agreement may be amended by the Board in order to cure any ambiguity, to make changes which do not adversely affect the interests of holders of Rights (excluding the interests of any Acquiring Person), or to shorten or lengthen any time period under the Rights Agreement; provided, however, that no amendment to lengthen the time period governing redemption shall be made at such time as the Rights are not redeemable.

A copy of the Rights Agreement has been filed with the Securities and Exchange Commission as an Exhibit to a Registration Statement on Form 8-A. A copy of the Rights Agreement is available free of charge from the Company. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, as the same may be amended from time to time, which is hereby incorporated herein by reference.

0

IES HOLDINGS, INC.

ANNUAL MEETING OF STOCKHOLDERS

SOLICITED BY THE BOARD OF DIRECTORS OF IES HOLDINGS, INC.

By signing this proxy, you hereby revoke all prior proxies and appoint Robert W. Lewey and Gail D. Makode, and each of them individually, as proxies with full power of substitution, to vote all shares of the Common Stock of IES Holdings, Inc. that you are entitled to vote at the Annual Meeting of Stockholders to be held on February 7, 2017, at 3:00 p.m. Central Standard Time, at the offices of IES Holdings, Inc., 5433 Westheimer Road, Suite 500, Houston, Texas 77056, or at any adjournment or postponement thereof, as specified on the reverse side.

Any executed proxy which does not designate a vote on a particular proposal shall be deemed to grant authority to vote “FOR” such proposal.

(Continued and to be signed on the reverse side.)

14475

ANNUAL MEETING OF STOCKHOLDERS OF

IES HOLDINGS, INC.

February 7, 2017

Important Notice Regarding Internet Availability of Proxy Materials for

the Annual Meeting to be Held on February 7, 2017.

The Proxy Statement and Annual Report on Form 10-K are Available at http://annualmeeting.ies-corporate.com.

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

i  Please detach along perforated line and mail in the envelope provided.  i

20433000000000001000 4	020916

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

				FOR	AGAINST	ABSTAIN
1. ELECTION OF DIRECTORS: TO HOLD OFFICE UNTIL THE 2018 ANNUAL MEETING AND UNTIL THEIR SUCCESSORS ARE ELECTED AND QUALIFIED.		2.	APPOINTMENT OF ERNST & YOUNG LLP AS AUDITORS FOR THE COMPANY.	☐	☐	☐

				FOR	AGAINST	ABSTAIN
		3.	ADVISORY APPROVAL OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS, AS DESCRIBED IN THE PROXY STATEMENT FOR THE 2017 ANNUAL MEETING.	☐	☐	☐
NOMINEES:		4.	TO APPROVE BY ADVISORY VOTE THE FREQUENCY OF THE STOCKHOLDERS’ ADVISORY VOTE ON THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS.
				ONCE EVERY YEAR	ONCE EVERY TWO YEARS	ONCE EVERY THREE YEARS	ABSTAIN
				☐	☐	☐	☐

				FOR	AGAINST	ABSTAIN
☐ FOR ALL NOMINEES O JOSEPH L. DOWLING III ☐ WITHHOLD AUTHORITY O DAVID B. GENDELL FOR ALL NOMINEES O JEFFREY L. GENDELL O JOE D. KOSHKIN O ROBERT W. LEWEY O DONALD L. LUKE		5.	TO RATIFY THE COMPANY’S TAX BENEFIT PROTECTION PLAN AGREEMENT.	☐	☐	☐

ALL SHARES WILL BE VOTED AS DIRECTED HEREIN AND, UNLESS OTHERWISE DIRECTED, WILL BE VOTED “FOR” PROPOSAL 1 (ALL NOMINEES), “FOR” PROPOSAL 2, “FOR” PROPOSAL 3 AND “FOR EVERY ONE (1) YEAR” IN RESPECT OF PROPOSAL 4, “FOR” PROPOSAL 5 AND IN ACCORDANCE WITH THE DISCRETION OF THE PERSON VOTING THE PROXY WITH RESPECT TO ANY OTHER BUSINESS PROPERLY BROUGHT BEFORE THE MEETING.

YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO A VOTE HEREON.

☐ FOR ALL EXCEPT (See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:
MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. ☐
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.